UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4279

Securian Funds Trust

(Exact name of registrant as specified in charter)

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Address of principal executive offices) (Zip code)

Paul J. Thibodeaux, Esq.

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Name and address of agent for service)

Registrant's telephone number, including area code:

(651) 665-3500

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

ITEM 1. REPORT TO STOCKHOLDERS.

SECURIAN FUNDS TRUST

Offered in Minnesota Life
Insurance Company and
Securian Life Insurance
Company variable products

Annual report

December 31, 2023

SFT Balanced Stabilization Fund

SFT Core Bond Fund

SFT Delaware IvySM Growth Fund

SFT Delaware IvySM Small Cap Growth Fund

SFT Equity Stabilization Fund

SFT Government Money Market Fund

SFT Index 400 Mid-Cap Fund

SFT Index 500 Fund

SFT Real Estate Securities Fund

SFT T. Rowe Price Value Fund

SFT Wellington Core Equity Fund

Letter from the President

Rebounding from negative performance in 2022, most assets had positive returns in 2023, despite 4 rate hikes by the Federal Reserve (the "Fed"). After grinding out mostly positive returns during the first three quarters of the year, markets accelerated in the fourth quarter when Fed Chairman Jerome Powell signaled that the end of the hiking cycle was in sight.

U.S. inflation decreased during the year, with core Personal Consumption Expenditures Price Index ending the year at 3.2 percent, still above the Fed's 2 percent target. Price pressure on goods all but disappeared while services inflation drifted down. Investors focused on signs of a softening labor market and expectations for more normal price pressures. With an apparent endorsement from the Fed, the prospect of lower rates in 2024 provided a huge lift to risk assets at the end of the year.

While international stocks posted a respectable recovery, U.S. large cap growth stocks soared. The catalyst for this outperformance was growing optimism about the potential of AI to drive innovation and productivity. In particular, mega cap technology stocks exploded higher, lifting U.S. equities compared to the rest of the world.

Earnings didn't fare as well as valuations, as companies continued to adjust to a post-pandemic economy. As transitory effects fade, 2024 may be the first "normal" year in some time. The economy and consumer continue to be resilient, and a soft landing is the market consensus. Such a scenario would be a good backdrop for risk assets, but we recognize that the economy may not be out of the woods. A higher-for-longer rate scenario driven by sticky inflation, percolating geopolitical risk, political uncertainty, or a miscalculation by the Fed could easily tip the US economy into recession. Both stock and bond investors remain focused on the positive. Risk premia are low, and rates are discounting a return to normal inflation.

As pandemic effects fade into a more normal outlook, investors are smart to hope for the best but plan for the worst. Sticking to an appropriate asset allocation, rebalancing regularly, and considering the ability to hold through unexpected events are the foundation for solid investment performance over time.

Sincerely,

Suzette Huovinen
President, Securian Funds Trust

SFT Balanced Stabilization Fund

Jeremy Gogos, Ph.D., CFA, Merlin Erickson
Portfolio Managers
Securian Asset Management

Fund Objective

The SFT Balanced Stabilization Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Index and 40 percent Bloomberg U.S. Aggregate Bond Index (collectively, the Blended Benchmark Index). The SFT Balanced Stabilization Fund invests primarily in Class 1 shares of the SFT Index 500 Fund for equity exposure, in a basket of fixed income securities for fixed income exposure and certain derivative instruments. The Fund is subject to risks associated with such investments as described in detail in the Fund's prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

Performance Update

The Fund's shares generated a total net return of 15.47 percent over the 12 months ending December 31, 2023, underperforming the Blended Benchmark Index which returned 17.67 percent over the same period.

What influenced the Fund's return during the past 12 months?

Equity volatility is what guides the asset allocation of the Fund's strategy. When equity volatility is low, the equity exposure of this strategy will be high. Conversely, when equity volatility is high, the equity exposure of this strategy will be low.

2022 was a year fraught with elevated volatility and awful performance across almost all asset classes. Most flavors of stocks and bonds saw double-digit losses; commodities were one of the few asset classes to post a positive return.

As such, equity volatility began 2023 from an elevated level, and realized volatility for Q1 was 16.80 percent, a 69th percentile value historically. Consequently, the Fund's equity allocation model was underweight for the quarter, and the Fund averaged 48.31 percent equity exposure in Q1. Over this same time period, the S&P 500 returned 7.48 percent. This equity underweight in Q1 was the primary driver of the Fund's 2.20 percent underperformance, relative to its benchmark, for 2023.

The fixed income portion of the portfolio outperformed the benchmark fixed income holdings for 2023, delivering 2.84 percent of portfolio return, as compared to 2.41 percent for the benchmark. This fixed income outperformance was driven by our team's sector selection.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Broadening our focus to the entirety of 2023, risk asset performance was, at the surface, surprisingly strong in the face of multiple events that could have proven disruptive:

•  substantial layoffs at Microsoft, Amazon, Alphabet, Meta, and other large tech companies that have been key drivers of recent equity market performance

•  ongoing monetary policy tightening by the Federal Reserve (the "Fed")

•  ongoing inflation that, while decreasing, was still well above the Fed's target

•  a banking mini-crisis

•  Congressional debt ceiling standoff that caused a roughly 1 percent difference in T-Bill yields that bookended the projected date at which the Treasury would run out of cash

•  geopolitical strife, such as the continuing war in Ukraine, and the Israel/Hamas conflict that began in October

The equity market largely ignored all of these potential shocks. Realized volatility for the last three quarters of 2023 was:

•  Q2: 11.86 percent (41st percentile)

•  Q3: 10.81 percent (32nd percentile)

•  Q4: 12.15 percent (44th percentile)

But, it is worth noting that, if 2022 was a healthy (in our view) reallocation of stock market capitalization away from the usual tech behemoths, 2023 was a ChatGPT-fueled stampede back into absurd tech concentration. The following are the 2022 total returns and the subsequent 2023 returns for the "Magnificent 7" in percent:

•  Meta  -64.22  +194.13

•  Apple  -26.40  +49.00

•  Amazon  -49.62  +80.88

•  Alphabet  -39.09  +58.83

•  Microsoft  -28.02  +58.19

•  Tesla  -65.03  +101.72

•  Nvidia  -50.27  +239.02

Thus, any natural market movement toward a more equally-weighted index was undone in 2023, and the "Magnificent 7" once again comprise about 28 percent of the S&P 500 market capitalization. We continue to view this level of index concentration as unhealthy, especially in light of the as-yet unproven business value of generative AI, and the aforementioned staffing cuts at these companies.

Beyond ChatGPT, monetary policy was another obvious market driver in 2023. The Fed executed four 25 basis point rate hikes throughout 2023, the last of which was on July 26, 2023. These actions brought their policy rate to 5.50 percent, which is the highest it has been since 2001. While Personal Consumption Expenditures Price Index (PCE) year over year declined steadily throughout 2023, Consumer Price Index (CPI) year over year increased from 3.0 percent on June 30, 2023 to 3.7 percent on August 31, 2023, arguably stoking fear that the Fed would have to continue hiking rates to combat inflation. From July 31, 2023 through October 28, 2023, the S&P sold off nearly 11 percent. But, as CPI declined and Fed rhetoric became more dovish late in 2023, risk assets rallied strongly into year-end.

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the year, the Fund held a core long position in cash equity that tracks the S&P 500. In addition, the Fund had long and short positions in S&P 500 futures, long and short S&P 500 put options, and long and short Chicago Board Options Exchange (CBOE) Volatility Index (VIX) call options. These derivative positions were held either as expressions of the target equity allocation of the Fund given prevailing volatility, or as supplemental hedges for managing the Fund's risk.

What will affect the Fund going forward?

At the close of 2023, market bulls have a fair amount of macroeconomic data with which to justify optimistic views:

•  U.S. GDP has grown between 2.1 percent and 4.9 percent year over year for the last five quarters

•  the unemployment rate has been below 4.0 percent for all of 2022 and 2023

•  the Fed has not hiked its policy rate since July 26, 2023, and the market fully expects that there will be no further hikes

•  inflation, while still above the Fed's 2.0 percent target, has continued to decline over the course of 2023

Indeed, the "soft landing" projection—a brave call early in the year—seems highly probable at the end of 2023.

In our previous letter, we said that we believed a recession in 2023 was more likely than not; this call turned out to be incorrect. We also had a bullish view of equity for 2023, which proved to be accurate. As we consider 2024, we continue to look for a recession, and we also expect muted equity returns, at least until a recession sets in and the Fed begins cutting rates.

First, we think the American consumer is in a more precarious position than what is widely appreciated. For example, savings as a percentage of disposable income has been hovering mostly below 5 percent for 2022 and 2023, and the recent values around 3.8 percent are in the 7th percentile historically. In tandem with this metric, credit card utilization as a percentage of income has been creeping up, and is near pre-pandemic levels. We mentioned both statistics in our previous letter, and reiterate them here because, ultimately, we believe the full effects of less disposable income for the consumer have yet to be seen. Also, while rates have come down from 2023 peaks, consumer borrowing continues to generally be much more expensive than pre-pandemic levels.

Similarly, on the corporate front, we have some skepticism about aspects of the bond market. For example, high yield debt issuance was 60-80 percent higher in the ultra-low rate environment of 2020-2021 than it was in the preceding decade. Given the rate environment, this was perfectly rational. But, high yield bonds typically have shorter maturities, in the neighborhood of 5 years. As such, there will be a large amount of debt to refinance coming in the next few years, and rates are now significantly higher than they were. In addition, the first half of 2023 saw a significantly elevated level of corporate bankruptcies, but apart from the aforementioned banking mini-crisis, they were confined to smaller companies. The investment grade market also has a similar debt refinancing issue, albeit with relatively less to refinance "now".

Given that inflation is still well above the Fed's 2 percent target, it cannot simply begin cutting rates to address strains on consumer or corporate liquidity. And, if the "soft landing" prediction were really accepted by the bond market, we believe it would be pricing in a rational, sustainable level of growth and inflation in longer-term rates. It is not. To wit, we are now in the longest-ever streak of consecutive business days—285—where the 3-month T-Bill rate is higher than the 10-year Treasury rate.

Not only is this the longest streak of continuous inversion on record, but this inversion (-145 bps as of December 29, 2023) is deeper than any seen since the early 1980s. Every yield curve inversion has been followed by a recession, and we continue to believe that prevailing rates will tamp down consumer demand beyond the point of "soft landing", eventually producing a bona fide recession.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocation of the Fund. We will increase equity exposure if we believe volatility will decrease and decrease equity exposure if we believe volatility will increase. Given our more bearish view of equity returns for the near future, we will maintain the Fund's equity exposure toward the lower end of its allowed range, and likely keep downside hedge positions in place.

Ten Largest Holdings^

Security description	Market value	% of net assets
iShares Core S&P 500 ETF	$50,361,307	7.7%
SPDR S&P 500 ETF Trust	17,191,963	2.6%
U.S. Treasury Note 1.000%, 12/15/24	14,947,813	2.3%
U.S. Treasury Note 3.875%, 12/31/27	9,341,234	1.4%
Vanguard S&P 500 ETF	8,812,440	1.4%
U.S. Treasury Bond 4.000%, 11/15/42	5,393,478	0.8%
CenterPoint Energy Houston Electric LLC, Series AJ 4.850%, 10/01/52	3,108,102	0.5%
Intercontinental Exchange, Inc. 4.350%, 6/15/29	2,989,500	0.5%
M&T Bank Corp. 4.553%, 8/16/28	2,896,800	0.5%
Wisconsin Power & Light Co. 3.950%, 09/01/32	2,841,180	0.4%
	$117,883,817	18.1%

^Does not include short-term investments or investments in Class 1 shares of the SFT Index 500 Fund, an affiliated Fund in Securian Funds Trust, which provides the SFT Balanced Stabilization Fund with its primary equity exposure.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of fixed income investments)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Balanced Stabilization Fund,
the Blended Benchmark Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Balanced Stabilization Fund's shares total return compared to its Blended Benchmark Index, comprised of 60 percent of the S&P 500® Index and 40 percent of the Bloomberg U.S. Aggregate Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2013 through December 31, 2023, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Securian Asset Management, Inc. ("Securian AM") and Securian Funds Trust, on behalf of the SFT Balanced Stabilization Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2021. The Expense Limitation Agreement was terminated on May 1, 2021. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Index and 40 percent of the Bloomberg U.S. Aggregate Bond Index.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Bloomberg U.S. Aggregate Bond Index is an unmanaged benchmark composite representing the average market-weighted performance of U.S. Treasury and agency securities, investment grade corporate bonds and mortgage-backed securities with maturities greater than one year.

SFT Core Bond Fund

Jerry Cudzil, Ruben Hovhannisyan, Stephen M. Kane, CFA,
Bryan T. Whalen, CFA
Portfolio Managers
TCW

Fund Objective

The SFT Core Bond Fund seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The SFT Core Bond Fund invests in long-term, fixed income, high quality debt instruments. The investment adviser for the Fund is Securian Asset Management, Inc. Metropolitan West Management, LLC ("Met West") serves as the investment sub-adviser to the Fund and provides advice under a sub-advisory agreement. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the SFT Core Bond Fund may fluctuate in response to changes in interest rates and is not guaranteed.

Performance Update

The Fund's Class 2 shares generated a total net return of 5.72 percent over the 12 months ending December 31, 2023, outperforming the Bloomberg US Aggregate Bond Index which returned 5.53 percent over the same period.

What influenced the Fund's return during the past 12 months?

Relative performance from the Fund's duration position, which entered the year long versus the Index after moving to an overweight in mid-2022 as the Federal Reserve ("Fed") embarked on their hiking cycle. This position was extended throughout 2023 alongside the continued rise in Treasury yields, reaching approximately 1.0 year long in October alongside a multi-year peak in rates across the curve. Though this increased position weighed modestly on immediate-term performance, the significant decline in rates to end the year more than offset that drag, ultimately rewarding the extended duration position and contributing to relative returns for the full-year period. The year-end rally in yields and spread products also benefitted the portfolio's agency mortgage-backed securities ("MBS") exposure, which to that point had been a drag given the historically high yield premiums the sector traded with for the first ten months of the year. Like the duration position, the portfolio increased its overweight to agency MBS throughout the period given ongoing attractive relative value, with this upsized position contributing to outperformance late in the year as reduced volatility and lower rates drove the sector to positive excess returns. Meanwhile, non-agency MBS had a steadier positive effect throughout the 12-month period as their floating rate structures helped to mitigate the effects of rate volatility, though this off-Index allocation was a slight drag in the fourth quarter as longer duration sectors outperformed.

Away from securitized products, the Fund benefitted early in the year from its overweight to corporate credit as yield premiums across both investment grade and high yield corporates fell alongside improved investor sentiment and sustained demand in the space given attractive all-in yields. This compression in spreads grew more pronounced in the summer as the soft-landing narrative took hold, with the Fund eventually moving to an underweight in July that grew larger through year-end as corporate credit spreads finished the year at levels well below long-run averages. This underweight held back relative returns given the strong performance of corporates, offsetting the positive impact from the first half of the year. While these changes to positioning resulted in relatively little allocation impact, performance benefitted significantly from issue selection, led by banking holdings. A preference for senior issues from Global Systemically Important Banks (G-SIBs) provided a significant tailwind as these issues outperformed their regional counterparts during the banking volatility in March, with further benefit stemming from opportunistic relative value trading in bank names that experienced outsized volatility and price dislocation during the crisis. Away from financials, disciplined underwriting and careful bottom-up analysis resulted in contributions from high-conviction energy, communications, and non-cyclical holdings.

What other market conditions or events influenced the Fund's performance during the past 12 months?

En route to a third consecutive down year for U.S. fixed income, things were looking grim in mid-October as the second quarter's runup in rates persisted until late in the month. Reflecting the market's adoption and pricing of a "higher for longer" view on the Fed, the all-important 5- to 10-Year span of the Treasury yield curve saw an over-160 basis point (bps) rise from the early-year lows accompanying the regional banking turmoil. However, almost immediately following the moment on October 19 that the entire U.S. Treasury curve breached 5 percent for the first time since the Global Financial Crisis (GFC), a very sharp rally ensued and lasted through year-end. Yields fell anywhere from 90 to 115 bps in the last two and a half months of the year, and in doing so, delivered a 9.3 percent gain to the Bloomberg U.S. Aggregate Bond Index over the same period, turning 2023 fixed income performance decidedly positive. Ironically, it was late July when the Fed last raised rates, bringing the cumulative cycle hike to 525 bps, but the market continued to sell off. Credit this Fed regime for the work it's done on the credibility front through a difficult 2022 to make the market heed them, seemingly the antithesis of the past 30-ish years. The higher yield curve and its prospective impact, along with continued moderation in inflation, finally provided some opportunity for a dovish pivot. This was most prominently highlighted by the December Federal Open Market Committee meeting, which came with a new "dot plot" that showed no additional hikes for the first time since March 2021, leaving little doubt that the Fed's tightening cycle was over.

The S&P 500 Index also soared in the final months of the year, bringing the 2023 gain to over 26 percent, though notably, dispersion was markedly low as the "Magnificent 7" alone gained nearly 110 percent. As prefaced above, fixed income returns were weighed down by higher yields through October, before reversing course on a rate rally. The Bloomberg U.S. Aggregate Bond Index clawed back what was until that point a 3.4 percent year-to-date loss to finish 2023 decidedly in the green. The fourth quarter produced a 6.8 percent total return for fixed income assets broadly, while the annual period netted a 5.5 percent gain that was 140 bps ahead of duration-matched Treasuries. U.S. investment grade credit, which gained 8.2 percent for the year (and for the fourth quarter), saw yield premiums decline to a low level of 93 bps over Treasuries. Meanwhile, high yield corporates delivered a resounding 13.4 percent return for the year with nearly 890 bps of positive excess returns. Among securitized products, agency MBS staged an impressive comeback in the final two months of 2023 as rates fell, with top line performance for the year coming in at 5.1 percent with 68 bps of excess returns. However, the unusual volatility of last year is masked by those figures, as the current coupon mortgage spread round-tripped across a 75 bps range (from a low of 119 bps in February, to twin peaks of 194 bps in May and 189 bps in October). Non-agency MBS also fared well, with home prices much more resilient than the market expected over the past two years, despite a nearly 500 bps rise in mortgage rates over this period. In CMBS, headline concerns surrounding office collateral property values pushed yield premiums higher for the year, particularly private label issues, though the sector returned nearly 5.5 percent for the annual period (driven largely by the fourth quarter rally). Finally, asset backed securities gained 5.5 percent and benefitted from their largely floating rate structure and shorter durations for most of the year, though cracks began to appear in non-residential consumer debt where performance is expected to deteriorate.

What strategies and techniques did you employ that specifically affected Fund performance?

Fund positioning is driven by relative value discipline, with sector risk budgets and issue selection determined through a careful combination of top-down macroeconomic analysis and bottom-up fundamental credit analysis. The harmonization of these elements informed measured changes throughout the year, most notably so across the dimensions of corporate credit and securitized products. Yield premiums on corporate issues steadily grinded lower throughout the period, picking up steam after the Fed-induced stabilization of the banking sector in March, and gaining further momentum as soft-landing optimism became more pronounced throughout the year. In a telling sign of the complacency exhibited in market pricing, yield premiums for corporate credit reached levels on the lower side of historical ranges, offering investors little compensation for underwriting credit risk. The Fund took advantage of this strength in valuations to trim exposure to the sector, crystalizing gains and shifting to a more defensive stance in the process that emphasizes industries less prone to cyclical volatility and positions backed by senior claims and solid downside protection.

Meanwhile, though tighter on the year, yield spreads across securitized sectors seem to better compensate investors for the prospective volatility likely forthcoming as the impact of 525 bps of rate hikes continue to work through the economy, with spreads remaining attractive even in higher quality sectors like agency MBS. Indeed, nominal spreads for current coupon agency MBS remain wider than historical averages, offering a nearly 50 bps pickup over similar-duration investment grade corporates, despite carrying no credit risk. Such dynamic created an attractive relative value opportunity that the Fund certainly capitalized on as it rotated away from corporate exposure and increased the overweight to agency MBS. Elsewhere across the Fund's securitized exposure, positions focused largely on senior tranches across high-quality collateral types offering attractive risk-adjusted return potential and providing opportunity to earn "safe spread", while also providing ample liquidity to deploy upon greater dislocations.

What will affect the Fund going forward?

While the headline narrative is one of a still-resilient economy, there are nascent signs of weakness in the U.S., which we believe could be the first stage of an economic hard landing. The cumulative effect of 525 bps of Fed hikes, which went on well past the initial point of yield curve inversion, will likely have meaningful consequences for the U.S. economy and contribute to a recessionary environment in 2024. Signs of stress are already apparent in lower income cohorts, where indicators such as credit card usage, loss rates on unsecured consumer loans, GNMA delinquencies, and subprime auto loan delinquencies signal caution, and expectations are for financial stress to move up the income spectrum as the economy continues to slow, with a weakening labor market adding additional challenges to consumers. In fact, the labor market remains the key to wage deceleration and a potential hard landing going forward. The Fed clearly wants to keep rates as high as they can for as long as they can to ensure that the inflation beast has been well and truly tamed, which implies a later start to the easing cycle. However, once the easing cycle starts, it is likely to go faster than both the Fed and markets currently project, as the Fed will likely have to ease aggressively to help mitigate the impact of a recession. Regardless of the type of landing, rates are set to come down, particularly in the front-end, leading to a steeper curve.

In anticipation of this reversal in Fed policy, duration positioning remains longer than the Index, ending the year approximately seven tenths of a year long with an emphasis on front-end yields. Sector positioning is focused on high quality securitized products, particularly residential MBS. Agency MBS represents attractive relative value and offers considerable total return potential even after a sizable year-end rally, informing continued conviction in the space and a considerable overweight, though new adds are focused down in coupons as negative convexity resurfaced in the high coupon cohort. Non-agency MBS also exhibits good yields and solid fundamentals as years of amortization and housing price appreciation have built up substantial equity in the underlying properties, while an overall lag in housing supply in the decade-plus since the GFC has been supportive as well. CMBS is a sector with both prospective volatility and opportunity; market liquidity and demand remain plentiful for senior issues backed by trophy properties, while deals backed by weaker collateral are likely to see challenges, including principal losses and falling prices on continued materialization of commercial market stress, especially in more subordinated tranches. Thus, Fund holdings reflect more targeted positions, to ensure comfort with the risk profile of underlying collateral. Among ABS, we expect consumer stress to migrate up the quality spectrum to those in the middle-income cohorts as the economy slows in 2024, making us wary of weaker structures and collateral types, though there are pockets of value in select subsectors such as Collateralized Loan Obligations and FFELP student loans. While securitized products offer more compensation for the potential risks associated with a recessionary environment, the corporate market does not, with yield premiums at historically low levels. It is our view that the risk of spreads tightening meaningfully from current levels is small, but the risk of significant widening is substantial. Thus, positioning remains cautious in both the investment grade and high yield space, focused on defensive sectors and select financials, including large money center banks, though we expect there to be ample opportunities to add to the corporate basis in 2024 when valuations are more compelling.

Ten Largest Holdings^

Security description	Market value	% of net assets
U.S. Treasury Note 4.375%, 12/15/26	$22,994,713	5.1%
U.S. Treasury Note 4.500%, 11/15/33	18,689,335	4.2%
U.S. Treasury Bond 4.375%, 8/15/43	16,881,700	3.8%
Federal National Mortgage Association 3.000%, 01/16/54, TBA	15,828,914	3.5%
U.S. Treasury Bond 4.750%, 11/15/53	15,535,297	3.5%
Federal National Mortgage Association 4.000%, 01/16/54, TBA	14,501,281	3.2%
U.S. Treasury Note 4.375%, 11/30/28	14,448,809	3.2%
U.S. Treasury Note 4.875%, 10/31/28	14,176,409	3.2%
Federal National Mortgage Association 2.500%, 01/16/54, TBA	14,140,991	3.1%
U.S. Treasury Bond 4.750%, 11/15/43	12,672,844	2.8%
	$159,870,293	35.6%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Core Bond Fund,
Bloomberg U.S. Aggregate Bond Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Core Bond Fund's Class 2 shares total return compared to the Bloomberg U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2013 through December 31, 2023, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

SFT Delaware IvySM Growth Fund

Bradley M. Klapmeyer, CFA, Brad Angermeier, CFA
Portfolio Managers
Delaware Investments Fund Advisers

Fund Objective

The SFT Delaware IvySM Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies. The investment adviser for the Fund is Securian Asset Management, Inc. Delaware Investments Fund Advisers serves as investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for large cap stocks or in the equity markets generally.

Performance Update

The Fund generated a total net return of 37.96 percent over the 12 months ending December 31, 2023, underperforming the Russell 1000 Growth Index which returned 42.68 percent over the same period.

What influenced the Fund's return during the past 12 months?

After declining in the prior fiscal period, U.S. equity markets staged a strong rally in the fiscal year ended December 31, 2023. In 2022, aggressive central bank tightening put the brakes on the post-pandemic recovery. In particular, stocks with higher valuations and those companies with higher-risk business models were punished. 2023 was the opposite. As the Federal Reserve (the "Fed") continued to increase rates through much of the year, investors' expectations gradually transitioned from recession to a soft landing.

The rally in low-quality stocks was typical of a post-recessionary market in which many investors show little regard for the fundamentals of a business. For example, within the Russell 1000 Growth Index, the highest-beta (a measure of market risk), lowest-return-on-assets, and lowest-net-margin segments of the benchmark performed the strongest. These represent, by common measures of quality, the poorest-quality businesses. Meanwhile, the highest-quality segments of the benchmark, according to the same measures, performed relatively poorly. The propensity for the market to buy lower-quality, higher-risk stocks created a difficult environment for fundamental active managers, specifically those who focus on high-quality companies. Periods like this occur when investors attempt to catch a high-beta rally at the beginning of a new economic cycle. This Fund is dedicated to quality investing and, therefore, has significant exposure to companies with high Return on Assets, and other quality characteristics, and low exposure to high-risk business models. As a result, this is the type of environment in which this Fund will, typically, not perform well. These environments rarely last, however. In contrast, business quality is a persistent characteristic, and quality-first growth investing has historically offered compelling long-term returns.

What other market conditions or events influenced the Fund's performance during the past 12 months?

At the same time, the introduction of generative artificial intelligence (gen AI) drove a small segment of the market to rally in anticipation of a new industry and source of revenue. Investors coined the term, the "Magnificent Seven," to describe the seven highest-performing and influential stocks in the broad US large-cap indices. Alphabet Inc., Amazon.com Inc., Apple Inc., Meta Platforms Inc., Microsoft Corp., NVIDIA Corp., and Tesla Inc. led markets for most of the year and materially contributed to large-cap index returns. At year end, rates dropped precipitously as the Fed adopted a less hawkish tone, indicating it might begin to cut rates in 2024. Investors saw this as confirmation of their existing optimism, sustaining the rally in lower-quality, higher-risk stocks. That forced hedge funds to cover short positions and cash came off the sidelines to chase the rally. This Fund was positioned to capture a significant part of the Magnificent Seven rally, but did not have exposure to Meta or Tesla as those companies do not meet our quality criteria.

What strategies and techniques did you employ that specifically affected Fund performance?

Stock selection primarily drove performance, with information technology and communication services sectors detracting from the Fund's performance. Strong stock selection in industrials and an underweight of consumer staples partially offset this.

At the individual stock level, the greatest relative detractors from performance were VeriSign Inc., CoStar Group Inc., and The Coca-Cola Co. VeriSign provides internet infrastructure and is the domain name registry for .com and .net domains. The company's business model and long-term government contract has led to generally consistent mid to high single-digit sales growth. Because of this consistency, it is a low-risk and low-beta stock, an out-of-favor category this quarter. VeriSign also faces near-term growth headwinds as domain volume growth in China declined. We believe the company's monopolistic industry structure, consistency, and high free-cash-flow conversion has the potential to benefit investors long term.

CoStar Group remained a high-conviction holding in the Fund. Despite the challenges faced by the commercial real estate industry and the market's skepticism about CoStar Group's investment in the residential real estate business, the core strength of its business remained strong. Its subscription-based model for research and data significantly insulated the company from the cyclicality of the commercial real estate market, a fact consistently demonstrated by its quarterly earnings.

Coca-Cola faced several headwinds during the year. The European economy weakened, Chinese consumers still struggled, and there was concern that GLP-1 therapeutics would eventually result in less consumption. And while investors would normally favor a company like Coca-Cola with consistent growth, higher-risk growth stocks were, for the moment, more attractive. Nonetheless, the company grew during the year, driven by higher volume and an incremental increase in margin. We still believe Coca-Cola is well positioned for the long term due to its asset-light business model, formidable distribution network, consistent revenue growth, and a renewed focus on improving product mix and profitability.

The strongest contributors to the Fund's performance were NVIDIA and not owning AbbVie Inc. or PepsiCo Inc. NVIDIA benefited from the advent of gen AI. The company designs graphics processing unit (GPU) chips that are well-suited for the requirements of manipulating large language models. Another unique feature of NVIDIA is its software, which we believe provides a distinct advantage over competitors. We trimmed the NVIDIA during the year as it surged but have maintained a near-benchmark-like weight.

What will affect the Fund going forward?

We remain cautious on markets, broadly, as we believe there is still risk to earnings in 2024 and valuations have expanded. An economic soft landing has quickly become the base-case scenario, and the market is priced for it. With that, we think it is difficult to identify a best-case scenario that implies significant upside to the overall market. For that reason, we believe investors should proceed with some caution.

The Fed has still not won its final battle in the post-pandemic inflation war. It hopes to skillfully navigate a path to bring rates down before the economy falls into recession but without stoking inflation. Meanwhile, areas of the economy remain strained. Manufacturing is still contracting as businesses work through excess inventory on their balance sheets. Lending standards are tightening, and demand for credit is falling. The housing market is still slow. And new loan activity indicates less liquidity and capital investment. We are not macro economists, but our analysis suggests that the equity market is not properly pricing these headwinds.

What does appear clear to us is the disconnect between high quality and higher-risk growth. High-risk stocks have rallied on the heels of lower rates, a perception of a blue-sky economy, and short covering. High quality has trailed during this time, not just in stock appreciation, but in earnings expectations. Specifically, analyst estimates for the fastest-growing companies reflect growth rates that have not been sustainable historically, while estimates for quality-growth companies appear much more reasonable. At the same time, equity investors appear comfortable paying elevated multiples for low-quality growth stocks despite the clear fundamental risks. We believe this disconnect is unsustainable, and high-quality businesses with true defendable business models are well positioned to potentially outperform over the next year.

Ten Largest Holdings^

Security description	Market value	% of net assets
Microsoft Corp.	$81,937,236	13.8%
Apple, Inc.	42,748,591	7.2%
Amazon.com, Inc.	36,688,192	6.2%
Visa, Inc. Class A	35,051,701	5.9%
Alphabet, Inc. Class A	32,781,611	5.5%
NVIDIA Corp.	29,007,016	4.9%
UnitedHealth Group, Inc.	23,394,747	4.0%
VeriSign, Inc.	21,512,316	3.6%
CoStar Group, Inc.	20,311,359	3.4%
Motorola Solutions, Inc.	19,452,595	3.3%
	$342,885,364	57.8%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Delaware IvySM Growth Fund,
the Russell 1000 Growth® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Delaware IvySM Growth Fund's shares total return compared to the Russell 1000 Growth® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2023, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 1000 Growth® Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

'Ivy' is the registered service mark of Ivy Distributors, Inc., an affiliate of the Delaware Investments Fund Advisers, the Fund's sub-adviser.

SFT Delaware IvySM Small Cap Growth Fund

Timothy J. Miller, CFA, Kenneth G. McQuade, CFA
Portfolio Managers
Delaware Investments Fund Advisers

Fund Objective

The SFT Delaware IvySM Small Cap Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by small capitalization companies. The investment adviser for the Fund is Securian Asset Management, Inc. Delaware Investments Fund Advisers serves as investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for small cap stocks or in the equity markets generally.

Performance Update

The Fund generated a total net return of 12.79 percent over the 12 months ending December 31, 2023, underperforming the Russell 2000® Growth Index which returned 18.66 percent over the same period.

What influenced the Fund's return during the past 12 months?

SFT Ivy Small Cap Growth Fund lagged the benchmark for the year. The Fund was in line or modestly ahead of the benchmark through November but did not keep pace with the benchmark through the strong December rally, which had a low-quality bias. Looking at the benchmark in quintiles during December, the smallest companies significantly outperformed larger companies; the lowest return-on-equity (ROE) quintile significantly outperformed the highest ROE group; non-earning companies were the strongest-performing stocks, and low price-earnings (P/E) ratio stocks were the strongest performers among companies generating earnings. This environment over a short period of time made it difficult for the Fund to match the benchmark. Historically, rallies like this tend to be short-lived and allow the Fund to catch up and outperform over time. For the fiscal year 2023, however, the last month had a significant negative effect on full-year results and attribution.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Although the Russell 2000® Growth Index showed declines for most of the fiscal year ended December 2023, it finished the period with a solid positive return after an explosive rally that began in mid-November. Nonetheless, the benchmark, and small-cap stocks in general, lagged the returns of corresponding mid-cap and large-cap stocks, the latter driven by a select few large technology companies that dominated returns for the year.

It was another roller-coaster year for small-cap stocks, influenced by changes in interest rates, particularly the 10-year U.S. Treasury; inflation pressure on corporate earnings; and fear of an impending recession. The benchmark sustained an upward move in the spring and mid-summer as earnings results proved resilient and bond yields were range-bound.

That changed in the third quarter as bond yields rose sharply and small-cap stocks corrected significantly. The yield on 10-year Treasury reached 5 percent in October, corresponding with a low point for the Russell 2000 Growth Index.

As the holiday season approached, inflation data showed significant declines, and investors began discounting the end of interest rate hikes and the prospect of rate reductions in 2024. The ensuing rally was strong and persisted through year end. In the small-cap universe, the strongest performers were biotechnology stocks, financials, cryptocurrency-related stocks, and heavy cyclical companies, creating a challenging environment for high-quality growth stock managers.

What strategies and techniques did you employ that specifically affected Fund performance?

From a sector perspective, the consumer discretionary, energy, and materials sectors were the leading contributors to the Fund during the period, while the healthcare, communication services, and information technology (IT) sectors were the largest detractors, outweighing the contributors.

Consumer discretionary was the leading sector contributor, buoyed by positions in Wingstop Inc., Abercrombie & Fitch Co., and Meritage Homes Corp. The Fund was overweight the sector, which generated positive stock selection for the year. Energy and materials also generated positive returns during the period, though both sectors were smaller weights. Weatherford International PLC and ATI Inc. were the primary contributors to positive stock selection in those sectors.

While the healthcare sector overall underperformed the broader index, the biotechnology subsector outperformed with a massive 24 percent return in the last month of the year. A combination of acquisition activity, risk-on investor appetite, and a significant reduction in interest rates benefited biotech more than other healthcare segments. However, the Fund was underweight biotechnology due to the binary nature and typical unprofitability of the segment, and thus underperformed the benchmark. Historically, holding other healthcare stocks that have similar growth characteristics as biotech but with less extreme volatility has been successful.

Adverse stock selection also detracted from performance during the period, due to cautious stock picking and from surprisingly poor execution by some holdings. Inmode Ltd. and Harmony Biosciences Holdings Inc. were two of the largest detractors, with disappointing sales and missed clinical results, respectively. In contrast, Progyny Inc. and Insmed Inc. were two of the strongest-performing holdings. Progyny is one of the largest weightings in the Fund. Its market-leading fertility-benefits offering continues to gain acceptance in employee-benefit plans. Biopharmaceutical company Insmed had continued success with its current product line and advancing pipeline.

Commercial activity in many industrial segments benefited from the renormalization of the economy, reshoring, economic stimulus, and a strong economy that has, so far, kept recession at bay. Aerospace and defense, building supplies, machinery, distributors, and transportation were just some of the industrial segments generating returns of more than 20 percent in 2023. The Fund matched the strong performance of the industrials sector. Positive stock selection, including Federal Signal Corp., Parsons Corp., and Saia Inc., helped the Fund keep pace even against a late-year cyclical surge benefiting from declining interest rates. Parsons is one of the Fund's largest holdings and continues to look attractive to us given its success and exposure to worldwide infrastructure and government spending.

Among sectors, IT had the largest weighting in the Fund and was overweight the benchmark during the period. Performance was strong but slightly lagged the benchmark. The IT overweight contributed positively but was offset by stock selection that was modestly below the benchmark. Contributors included Onto Innovation Inc., CyberArk Software Ltd., and DoubleVerify Holdings Inc. in the software and semiconductor sub-sectors. These were slightly offset by detractors Calix Inc., Belden Inc., and Advanced Energy Industries Inc. from the communications and electronic equipment sub-sectors. The Fund also had a position in the benchmark's largest weight, Super Micro Computer Inc., but didn't capture the full-year return from that stock.

What will affect the Fund going forward?

The Fund's underperformance during the fiscal year has not shaken our confidence in our long-term strategy. Periods of cyclical, low-quality outperformance generally coincide with the end of a recession and beginning of an economic recovery. Most forecasts for 2024 are in sharp contrast, with fear of a recession still present. The Fund's focus is on growth companies that we believe can migrate from small-cap to mid-cap over several years as they take advantage of dynamic market opportunities. The emergence of artificial intelligence and its impact on the economy is one such example. The Fund holds several companies that are growing rapidly due to this trend, and we believe that opportunities like these have the potential to lead to attractive multiyear returns for the Fund.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
CyberArk Software Ltd.	$5,583,365	3.7%
CBIZ, Inc.	4,196,847	2.8%
Parsons Corp.	4,160,621	2.8%
Sprout Social, Inc. Class A	3,867,156	2.6%
Federal Signal Corp.	3,791,186	2.5%
Progyny, Inc.	3,733,578	2.5%
Red Rock Resorts, Inc. Class A	3,243,531	2.2%
DoubleVerify Holdings, Inc.	3,214,977	2.1%
ATI, Inc.	3,208,045	2.1%
Houlihan Lokey, Inc.	3,019,933	2.0%
	$38,019,239	25.3%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Delaware IvySM Small Cap Growth Fund,
the Russell 2000 Growth® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Delaware IvySM Small Cap Growth Fund's shares total return compared to the Russell 2000 Growth® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2023, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 2000 Growth® Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The index is broad-based, comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on total market capitalization.

'Ivy' is the registered service mark of Ivy Distributors, Inc., an affiliate of the Delaware Investments Fund Advisers, the Fund's sub-adviser.

SFT Equity Stabilization Fund

Jeremy Gogos, Ph.D., CFA, Merlin Erickson
Portfolio Managers
Securian Asset Management

Fund Objective

The SFT Equity Stabilization Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Low Volatility Index, 20 percent S&P 500® BMI International Developed Low Volatility Index and 20 percent Bloomberg U.S. 3-Month Treasury Bellwether Index (collectively, the Blended Benchmark Index). The SFT Equity Stabilization Fund invests at least 80 percent of its assets in equity securities. Equity securities include those that are equity based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund is subject to risks associated with such investments as described in detail in the Fund's prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

Performance Update

The Fund's shares generated a total net return of 7.82 percent over the 12 months ending December 31, 2023, outperforming the Blended Benchmark Index which returned 3.50 percent over the same period.

What influenced the Fund's return during the past 12 months?

Equity volatility is what guides the asset allocation of the Fund's strategy. When equity volatility is low, the equity exposure of this strategy will be high. Conversely, when equity volatility is high, the equity exposure of this strategy will be low.

2022 was a year fraught with elevated volatility and awful performance across almost all asset classes. Most flavors of stocks and bonds saw double-digit losses; commodities were one of the few asset classes to post a positive return.

As such, equity volatility began 2023 from an elevated level, and realized volatility for Q1 was 16.80 percent, a 69th percentile value historically. Similarly, the average VIX value over Q1 was 20.69 percent, which ranks in the 62nd percentile. Consequently, the Fund's equity allocation model was modestly underweight for the quarter, and the Fund averaged 89.01 percent equity exposure in Q1. For the remainder of 2023, equity volatility was fairly low, and the second, third, and fourth quarters all saw below 50th percentile realized volatility. As such, the equity exposure of the Fund for Q2-Q4 averaged 94.95 percent.

The Fund outperformed its benchmark in all four quarters of 2023. The Fund's domestic equity appreciably outperformed the benchmark's domestic equity component, and the same can be said about the respective international equity components. The other key performance driver was that, because of the relatively low volatility for the latter part of 2023, the Fund held higher equity exposure than the benchmark during this time.

While we are pleased to have solidly outperformed the benchmark this year, it should be noted that the low/minimum volatility equity space lagged the broad equity market in 2023. This underperformance is mostly due to ongoing investor infatuation with technology names, and growth stocks more broadly. Consider 2023 sector performance within the S&P 500:

•  Information Technology: 57.84 percent (top sector)

•  Communication Services: 55.80 percent (2nd)

•  Consumer Discretionary: 42.30 percent (3rd)

•  Industrials: 18.08 percent (4th)

•  Utilities: -7.08 percent (worst)

The first three sectors listed are where Apple, Alphabet, Amazon, Nvidia, Meta, Microsoft, and Tesla—the "Magnificent 7" stocks—reside. We call to the reader's attention the gap between 3rd and 4th place, a huge 24.22 percent performance difference. We will say more about the Magnificent 7 shortly. For now, suffice to say that we continue to believe that maintaining a diversified portfolio that endeavors to reduce volatility is the best approach for long-term investment outcomes. Losses hurt more than gains help.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Broadening our focus to the entirety of 2023, risk asset performance was, at the surface, surprisingly strong in the face of multiple events that could have proven disruptive:

•  substantial layoffs at Microsoft, Amazon, Alphabet, Meta, and other large tech companies that have been key drivers of recent equity market performance

•  ongoing monetary policy tightening by the Federal Reserve (the "Fed")

•  ongoing inflation that, while decreasing, was still well above the Fed's target

•  a banking mini-crisis

•  Congressional debt ceiling standoff that caused a roughly 1 percent difference in T-Bill yields that bookended the projected date at which the Treasury would run out of cash

•  geopolitical strife, such as the continuing war in Ukraine, and the Israel/Hamas conflict that began in October

The equity market largely ignored all of these potential shocks. Realized volatility for the last three quarters of 2023 was:

•  Q2: 11.86 percent (41st percentile)

•  Q3: 10.81 percent (32nd percentile)

•  Q4: 12.15 percent (44th percentile)

But, it is worth noting that, if 2022 was a healthy (in our view) reallocation of stock market capitalization away from the usual tech behemoths, 2023 was a ChatGPT-fueled stampede back into absurd tech concentration. The following are the 2022 total returns and the subsequent 2023 returns for the "Magnificent 7" in percentage:

•  Meta  -64.22  +194.13

•  Apple  -26.40  +49.00

•  Amazon  -49.62  +80.88

•  Alphabet  -39.09  +58.83

•  Microsoft  -28.02  +58.19

•  Tesla  -65.03  +101.72

•  Nvidia  -50.27  +239.02

Thus, any natural market movement toward a more equally-weighted index was undone in 2023, and the "Magnificent 7" once again comprise about 28 percent of the S&P 500 market capitalization. We continue to view this level of index concentration as unhealthy, especially in light of the as-yet unproven business value of generative AI, and the aforementioned staffing cuts at these companies.

Beyond ChatGPT, monetary policy was another obvious market driver in 2023. The Fed executed four 25 basis point rate hikes throughout 2023, the last of which was on July 26, 2023. These actions brought their policy rate to 5.50 percent, which is the highest it has been since 2001. While Personal Consumption Expenditures Price Index (PCE) year over year declined steadily throughout 2023, Consumer Price Index (CPI) year over year increased from 3.0 percent on June 30, 2023 to 3.7 percent on August 31, 2023, arguably stoking fear that the Fed would have to continue hiking rates to combat inflation. From July 31, 2023 through October 28, 2023, the S&P sold off nearly 11 percent. But, as CPI declined and Fed rhetoric became more dovish late in 2023, risk assets rallied strongly into year-end.

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the year, the Fund held a core long position in domestic and international low volatility and dividend-focused equity. In addition, the Fund had long and short positions in S&P 500 futures, long and short S&P 500 put options, and long and short Chicago Board Options Exchange (CBOE) Volatility Index (VIX) call options. These derivative positions were held either as expressions of the target equity allocation of the Fund given prevailing volatility, or as supplemental hedges for managing the Fund's risk.

What will affect the Fund going forward?

At the close of 2023, market bulls have a fair amount of macroeconomic data with which to justify optimistic views:

•  U.S. GDP has grown between 2.1 percent and 4.9 percent year over year for the last five quarters

•  the unemployment rate has been below 4.0 percent for all of 2022 and 2023

•  the Fed has not hiked its policy rate since July 26, 2023, and the market fully expects that there will be no further hikes

•  inflation, while still above the Fed's 2.0 percentage target, has continued to decline over the course of 2023

Indeed, the "soft landing" projection—a brave call early in the year—seems highly probable at the end of 2023.

In our previous letter, we said that we believed a recession in 2023 was more likely than not; this call turned out to be incorrect. We also had a bullish view of equity for 2023, which proved to be accurate. As we consider 2024, we continue to look for a recession, and we also expect muted equity returns, at least until a recession sets in and the Fed begins cutting rates.

First, we think the American consumer is in a more precarious position than what is widely appreciated. For example, savings as a percentage of disposable income has been hovering mostly below 5 percent for 2022 and 2023, and the recent values around 3.8 percent are in the 7th percentile historically. In tandem with this metric, credit card utilization as a percentage of income has been creeping up and is near pre-pandemic levels. We mentioned both statistics in our previous letter, and reiterate them here because, ultimately, we believe the full effects of less disposable income for the consumer have yet to be seen. Also, while rates have come down from 2023 peaks, consumer borrowing continues to generally be much more expensive than pre-pandemic levels.

Similarly, on the corporate front, we have some skepticism about aspects of the bond market. For example, high yield debt issuance was 60-80 percent higher in the ultra-low rate environment of 2020-2021 than it was in the preceding decade. Given the rate environment, this was perfectly rational. But, high yield bonds typically have shorter maturities, in the neighborhood of 5 years. As such, there will be a large amount of debt to refinance coming in the next few years, and rates are now significantly higher than they were. In addition, the first half of 2023 saw a significantly elevated level of corporate bankruptcies, but apart from the aforementioned banking mini-crisis, they were confined to smaller companies. The investment grade market also has a similar debt refinancing issue, albeit with relatively less to refinance "now".

Given that inflation is still well above the Fed's 2 percent target, it cannot simply begin cutting rates to address strains on consumer or corporate liquidity. And, if the "soft landing" prediction were really accepted by the bond market, we believe it would be pricing in a rational, sustainable level of growth and inflation in longer-term rates. It is not. To wit, we are now in the longest-ever streak of consecutive business days—285—where the 3-month T-Bill rate is higher than the 10-year Treasury rate.

Not only is this the longest streak of continuous inversion on record, but this inversion (-145 bps as of December 29, 2023) is deeper than any seen since the early 1980s. Every yield curve inversion has been followed by a recession, and we continue to believe that prevailing rates will tamp down consumer demand beyond the point of "soft landing", eventually producing a bona fide recession.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocation of the Fund. We will increase equity exposure if we believe volatility will decrease, and decrease equity exposure if we believe volatility will increase. Given our more bearish view of equity returns for the near future, we will maintain the Fund's equity exposure toward the lower end of its allowed range, and likely keep downside hedge positions in place.

Ten Largest Holdings^

Security description	Market value	% of market value
iShares Edge MSCI Minimum Volatility USA ETF	$100,718,159	32.1%
iShares Edge MSCI Minimum Volatility EAFE ETF	75,958,364	24.2%
iShares Core High Dividend ETF	56,319,082	18.0%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	19,313,078	6.2%
BlackRock Short Maturity Bond ETF	16,096,682	5.1%
iShares MSCI Germany ETF	13,306,524	4.3%
	$281,711,889	89.9%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Equity Stabilization Fund,
the Blended Benchmark Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Equity Stabilization Fund's shares total return compared to its Blended Benchmark Index, comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg U.S. 3-Month Treasury Bellwether Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on November 18, 2015 through December 31, 2023, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Securian Asset Management, Inc. ("Securian AM") and Securian Funds Trust, on behalf of the SFT Equity Stabilization Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated November 18, 2015, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2021. The Expense Limitation Agreement was terminated on May 1, 2021. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg U.S. 3-Month Treasury Bellwether Index.

The S&P 500® Low Volatility Index measures performance of the 100 least volatile stocks in the S&P 500®. The S&P 500® BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg U.S. 3-Month Treasury Bellwether Index tracks the market for the on-the-run 3-month Treasury bill issued by the U.S. government.

SFT Government Money Market Fund

Lena Harhaj, CFA, Katie Brisson
Portfolio Managers
Securian Asset Management

Fund Objective

The SFT Government Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital. The Fund invests at least 99.5 percent of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Performance Update

The Fund generated a total net return of 4.47 percent over the 12 months ending December 31, 2023; underperforming the Bloomberg U.S. 3 Month Treasury Bellwether Index which returned 5.15 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Federal Reserve (the "Fed") continued the tightening cycle with a total of four 25 basis point increases during the year before ending the year with three consecutive Federal Open Market Committee meetings with no rate change.

What other market conditions or events influenced the Fund's performance during the past 12 months?

U.S. Treasury rates on the front end of the yield curve increased by 50-150 basis points and dramatically steepened the front of the yield curve further.

What strategies and techniques did you employ that specifically affected Fund performance?

The steepened yield curve gave no advantage to move out to longer dated instruments and the Fund was able to take advantage of the yields on the short end as well as pick up incremental yield in Agency Discount Notes.

What will affect the Fund going forward?

With the Fed hiking cycle now complete, the year ahead is predicted to begin a cycle of easing and with it, markets expect at least four 25bps rate cuts during the year.

Ten Largest Holdings

Security description	Market value	% of Net Assets
U.S. Treasury Bill 5.385% 2/27/2024	$24,792,504	10.8%
U.S. Treasury Bill 5.391% 3/12/2024	24,742,378	10.8%
U.S. Treasury Bill 2.713% 1/30/2024	19,997,067	8.7%
U.S. Treasury Bill 5.102% 1/16/2024	19,956,425	8.7%
Federal Home Loan Bank 5.366% 2/07/2024	19,891,467	8.7%
Federal Home Loan Bank 5.167% 1/18/2024	14,962,777	6.5%
U.S. Treasury Bill 5.361% 2/13/2024	14,905,875	6.5%
Federal Home Loan Bank 5.272% 1/26/2024	13,201,600	5.8%
U.S. Treasury Bill 3.668% 2/15/2024	11,945,642	5.2%
Federal Home Loan Bank 5.194% 1/19/2024	9,973,675	4.3%
	$174,369,410	76.0%

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Government Money Market Fund,
Bloomberg U.S. 3 Month Treasury Bellwether Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Government Money Market Fund's shares total return compared to the Bloomberg U.S. 3 Month Treasury Bellwether Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2013 through December 31, 2023, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the Fund is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost.

Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg U.S. 3 Month Treasury Bellwether Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupons.

**    Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Government Money Market Fund), Securian Asset Management, Inc. (Securian AM) and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Securian AM agrees to waive, reimburse or pay SFT Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement is effective through April 30, 2024, and shall continue in effect thereafter, provided such continuance is specifically approved by Securian AM, Securian Financial, and a majority of the Trust's independent Trustees.

Effective November 1, 2017, Securian AM and Securian Funds Trust, on behalf of the SFT Government Money Market Fund, entered into an Expense Limitation Agreement which limits the operating expenses of the Fund, excluding certain expenses, (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.70% of the Fund's average daily net assets through April 30, 2024.

The Expense Limitation Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 day's notice prior to the end of the contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement.

The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the Fund's prospectus.

SFT Index 400 Mid-Cap Fund

James Seifert
Portfolio Manager
Securian Asset Management

Fund Objective

The SFT Index 400 Mid-Cap Fund seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's MidCap 400® Index (S&P MidCap 400®). It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an overall investment strategy. The risks incurred by investing in the SFT Index 400 Mid-Cap Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P MidCap 400®, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

Performance Update

The Fund's Class 2 shares generated a total net return of 15.70 percent over the 12 months ending December 31, 2023; the S&P MidCap 400 Index returned 16.44 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Index 400 Portfolio is passively managed. The portfolio is fully invested and holds all names at published free float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400®.

Nine of the eleven sectors posted positive annual returns. Transportation names, representing a 1.95 percent weight in the index, ended the year with the strongest return: 43.28 percent. The basic material sector followed with a return of 31.21 percent. The smallest weighted sector in the index 0.28 percent, communication services, ended the period with the worst return: -20.09 percent. Utility names followed with a twelve month return of -7.41 percent. In terms of size, decile 5 (decile segments consist of 40 names sorted by market capitalization) consisting of names with market capitalization between $5.2 billion and $5.7 billion ended the period with the best return 30.38 percent and contributed 2.7 percent of the return of the index.

What other market conditions or events influenced the Fund's performance during the past 12 months?

After a painful 2022, the equity markets bounced back strongly. The rebound was driven by a number of factors, the most influential being the return of growth stocks, technology names massively outperforming, particularly mega cap names driving artificial intelligence (AI) innovation, and a Federal Reserve ("the Fed") signaling interest rate cuts in 2024.

Impressive year given the market also faced uncertainty and headwinds from:

•  ongoing monetary policy tightening by the Fed

•  inflation drifting down, but still well above the Fed's target

•  a banking mini-crisis

•  Congressional debt ceiling standoff that caused a roughly 1 percent difference in T-Bill yields that bookended the projected date at which the Treasury would run out of cash

•  The war in Ukraine, and the Israel/Hamas conflict that began in October

What will affect the Fund going forward?

Heading into the new year, the equity market has a fair amount of macroeconomic data with which to justify optimistic views:

•  U.S. GDP has grown between 2.1 percent and 4.9 percent year over year for the last five quarters

•  the unemployment rate has been below 4.0 percent for all of 2022 and 2023

•  the Fed has not hiked its policy rate since July 26, 2023, and the market fully expects that there will be no further hikes

•  inflation, while still above the Fed's 2.0 percent target, has continued to decline over the course of 2023

•  probability of a soft landing continues to improve

However, we continue to look for a recession in 2024, and we also expect tempered equity returns, at least until a recession sets in and the Fed begins to cut rates.

We think the American consumer is in a more precarious position than what is widely appreciated. Savings as a percentage of disposable income has been hovering mostly below 5 percent for the lasts two years. Credit card utilization as a percent of income has been creeping up, and is near pre-pandemic levels. While rates have come down from 2023 peaks, consumer borrowing continues to generally be much more expensive than levels seen pre-pandemic.

Ten Largest Holdings^

Security description	Market value	% of net assets
Deckers Outdoor Corp.	$1,479,904	0.7%
Reliance Steel & Aluminum Co.	1,356,448	0.6%
Carlisle Cos., Inc.	1,283,775	0.6%
GoDaddy, Inc. Class A	1,261,605	0.6%
Watsco, Inc.	1,260,130	0.6%
Graco, Inc.	1,233,120	0.6%
Lennox International, Inc.	1,211,437	0.5%
RPM International, Inc.	1,208,953	0.5%
WP Carey, Inc.	1,196,004	0.5%
Super Micro Computer, Inc.	1,127,944	0.5%
	$12,619,320	5.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Index 400 Mid-Cap Fund,
S&P MidCap 400® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Index 400 Mid-Cap Fund's Class 2 shares total return compared to the S&P MidCap 400® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2013 through December 31, 2023, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

"Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400®" and "S&P MidCap 400®" are trademarks of the S&P Global, Inc. and have been licensed for use by the Securian Funds Trust—SFT Index 400 Mid-Cap Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

SFT Index 500 Fund

James Seifert
Portfolio Manager
Securian Asset Management

Fund Objective

The SFT Index 500 Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's 500® Index (S&P 500®). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the SFT Index 500 Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 500®, and the risk of declines in the equity markets generally.

Performance Update

The Fund's Class 2 shares generated a total net return of 25.71 percent over the 12 months ending December 31, 2023; the S&P 500 Index returned 26.29 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Index 500 Portfolio is passively managed. The portfolio is fully invested and holds all names at published float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index.

Nine of the eleven sectors posted positive annual returns. Technology names, representing a 27.7 percent weight in the S&P 500®, ended the year up 61.6 percent and contributed 17.1 percent to the return of the S&P 500®. The energy and utility sectors were the two sectors that ended the year with negative returns. In terms of size, decile 1 (decile segments consist of 50 names sorted by market capitalization) consisting of the mega-cap names and representing 51.47 percent of the index, ended the period with the strongest return 36.99 percent and contributed 19.66 percent to the return of the S&P 500®.

What other market conditions or events influenced the Fund's performance during the past 12 months?

After a painful 2022, the equity markets bounced back strongly. The rebound was driven by a number of factors, the most influential being the return of growth stocks, technology names massively outperforming, particularly mega cap names driving artificial intelligence (AI) innovation, and a Federal Reserve (the "Fed") signaling interest rate cuts in 2024.

Impressive year given the market also faced uncertainty and headwinds from:

•  ongoing monetary policy tightening by the Fed

•  inflation drifting down, but still well above the Fed's target

•  a banking mini-crisis

•  Congressional debt ceiling standoff that caused a roughly 1 percent difference in TBill yields that bookended the projected date at which the Treasury would run out of cash

•  The war in Ukraine, and the Israel/Hamas conflict that began in October

What will affect the Fund going forward?

Heading into the new year, the equity market has a fair amount of macroeconomic data with which to justify optimistic views:

•  US GDP has grown between 2.1 percent and 4.9 percent year over year for the last five quarters

•  the unemployment rate has been below 4.0 percent for all of 2022 and 2023

•  the Fed has not hiked its policy rate since July 26, 2023, and the market fully expects that there will be no further hikes

•  inflation, while still above the Fed's 2.0 percent target, has continued to decline over the course of 2023

•  probability of a soft landing continues to improve

However, we continue to look for a recession in 2024, and we also expect tempered equity returns, at least until a recession sets in and the Fed begins to cut rates.

We think the American consumer is in a more precarious position than what is widely appreciated. Savings as a percentage of disposable income has been hovering mostly below 5 percent for the lasts two years. Credit card utilization as a percent of income has been creeping up, and is near pre-pandemic levels. While rates have come down from 2023 peaks, consumer borrowing continues to generally be much more expensive than levels seen pre-pandemic.

Ten Largest Holdings^

Security description	Market value	% of total net assets
Apple, Inc.	$84,352,206	6.8%
Microsoft Corp.	83,756,517	6.8%
Amazon.com, Inc.	41,396,205	3.4%
NVIDIA Corp.	36,657,175	3.0%
Alphabet, Inc. Class A	24,774,301	2.0%
Meta Platforms, Inc. Class A	23,544,711	1.9%
Alphabet, Inc. Class C	21,035,776	1.7%
Tesla, Inc.	20,596,507	1.7%
Berkshire Hathaway, Inc. Class B	19,447,243	1.6%
JPMorgan Chase & Co.	14,737,124	1.2%
	$370,297,765	30.1%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Index 500 Fund,
S&P 500® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Index 500 Fund's Class 2 shares total return compared to the S&P 500® Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2013 through December 31, 2023, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

"Standard & Poor's®", "S&P®", "Standard & Poor's 500" and "S&P 500" are trademarks of the S&P Global, Inc. and have been licensed for use by Securian Funds Trust—SFT Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

SFT Real Estate Securities Fund

Jon Cheigh CIO, Mathew Kirschner, CFA,
Jason A. Yablon
Portfolio Managers
Cohen & Steers Capital Management

Fund Objective

The SFT Real Estate Securities Fund seeks above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. The investment advisor for the Fund is Securian Asset Management, Inc. Cohen & Steers Capital Management, Inc. serves as investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. Investment risks associated with investing in the SFT Real Estate Securities Fund, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Performance Update

The Fund's Class 2 shares generated a total net return of 11.94 percent over the 12 months ending December 31, 2023, outperforming the FTSE NAREIT All Equity REITs Index which returned 11.36 percent over the same period.

What influenced the Fund's return during the past 12 months?

Real estate shares rose in 2023, bolstered by generally healthy real estate fundamentals and, toward year-end, optimism around a "soft landing" for the economy. Interest rates played an outsized role in influencing share prices throughout the year, with the market focused on the potential timing and magnitude of a Federal Reserve (the "Fed") pivot following extensive monetary policy tightening. The U.S. 10-year Treasury yield fell to a low of 3.3 percent during the March banking crisis; it then rose steadily to 5.0 percent by October, only to fall back below 4.0 percent (ending the year where it began). The year-end rally in real estate shares occurred as real (inflation-adjusted) rates declined and REIT debt spreads tightened, with the market increasingly optimistic about a Fed pivot as inflation cooled. Expectations rose that the Federal Reserve could begin cutting benchmark lending rates as early as the first half of 2024.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Data centers (30.1 percent total return in the index) surged on robust growth prospects. The sector benefited during the year from strength in cloud demand and the early innings of an expected multi-year tailwind from AI. Data centers have also witnessed an upward trend in pricing due to limited power availability, expensive land, high material and labor costs, and supply chain delays. Recent capital spending comments from technology companies were seen as a positive read-through for data center demand.

Solid leasing activity and retailer strength buoyed retail-oriented property types. Regional malls (29.9 percent) benefited from strong leasing activity, particularly among trophy assets, as tenants looked past consumer and economic concerns. With supply expected to remain limited, pricing power could potentially increase. For shopping centers (12.1 percent), leasing remains strong as retailers focus on 2025-26, and it is believed that tenants will continue to sign leases even if the economy slows meaningfully. External growth will likely be more difficult for most free standing retail REITs (-1.5 percent) given cost-of-capital challenges.

Divergent fundamentals drove relative performance among single-family (versus multi-family) residences. Single-family homes for rent (20.6 percent) are seeing some return to seasonality but continue to benefit from favorable supply and demand fundamentals, which, in our view, support attractive rent growth. Apartments (5.9 percent) trailed on weakened rent growth, with the previously strong Sunbelt region challenged by increased supply. Compared with the Sunbelt, coastal fundamentals should support better leasing trends, though softening demand is a key risk there as well.

Certain sectors found favor late in the year amid a more benign interest rate environment, despite decelerating fundamentals. Industrial (19.2 percent) outperformed on the prospect of an economic "soft landing." But while rent growth in some U.S. cities appears to be stabilizing, other markets are still decelerating. Lower mortgage rates could lead to more housing transactions, driving demand for self storage (18.5 percent) space. For now, however, new-tenant rents for U.S.-based storage companies may not have bottomed. Moreover, those companies anticipate 2024 same-store revenues to face a headwind of elevated move-out rates. Office REITs (2.0 percent), where longer-term demand is uncertain, posted relatively modest gains.

Infrastructure (-1.5 percent) was pressured during the year as new leasing activity in the U.S. softened (due, at least in part, to slowing tenant spending on 5G). However, mobile usage continues to climb. Shares of a Houston-based tower company, which trailed during the year, saw an activist investor take a position in the company, seeking to replace management and implement a strategic review of its fiber/small-cell business. Toward year-end, another tower company issued better-than-expected guidance, reaffirmed its view of at least 5 percent organic growth over the next several years, and progressed toward selling a majority stake in its struggling India business.

What strategies and techniques did you employ that specifically affected Fund performance?

The portfolio had a positive total return for the year and outperformed its benchmark.

Key contributors

Selection in health care (13.9 percent total return in the index): An overweight allocation in senior housing owner Welltower contributed. Senior housing fundamentals remain robust, driven by existing customer rate increases, growing occupancy, declining agency costs and, in the case of Welltower, accretive acquisition opportunities.

Timing of our allocations in infrastructure (-1.5 percent): We were underweight the sector for much of the year. We increased the allocation to overweight in the fourth quarter (as valuations had become more attractive), and this further aided performance. However, the positive effect was partially offset by unfavorable selection in the sector.

Overweight allocation and selection in data centers (30.1 percent): An overweight in Digital Realty Trust rose, with hyperscale and enterprise pricing power in record territory during the year. The company is experiencing the best spot market fundamentals in management history.

Key detractors

Selection in apartments (5.9 percent): Overweight positions in Camden Property Trust and Mid-America Apartment Communities detracted. Concerns around apartment oversupply in the Sunbelt region weighed on the stocks despite continued migration and a strong labor market.

Overweight allocation in free standing REITs (-1.5 percent): The sector, which tends to be among the most interest rate sensitive, trailed.

Selection and overweight in manufactured homes (2.5 percent): The portfolio held an overweight investment in a Michigan-based REIT that underperformed. While the company continues to work through a few business and capital allocation issues, we expect healthy growth in its funds available for distribution in the next several years.

What will affect the Fund going forward?

We believe listed real estate offers attractive return potential relative to broad equities. Fundamentals are on solid footing compared with prior cycles. Slowing inflation and still-healthy demand should provide a supportive backdrop for REITs as we approach the end of the Fed hiking cycle. While growth will likely decelerate, cash flows are generally expected to remain sound as supply stays in check. Further, an end to central bank tightening tends to be followed by notable strength in listed real estate performance.

We have a preference for assets with strong secular growth profiles and good pricing power. Among residential sectors, we favor single-family homes based on our positive view of rental housing demand (supported by the lack of affordability in the purchase market) and demographic tailwinds. We have become more cautious on multi-family residences due to weakening fundamentals. In health care, we have a positive outlook on senior housing, where occupancies are improving following early-pandemic declines.

Data center REITs are well situated, in our view. While tech companies are slowing spending, capital expenditures for cloud computing remain healthy. Supply is constrained by limitations on power infrastructure serving key data center markets; as a result, the sector has enjoyed its strongest rent growth in a decade. We have recently added to our cell tower allocation, as valuations have become more attractive.

We remain cautious about offices due to weak fundamentals and uncertain longer-term demand. Within the sector, our holdings are concentrated in companies with assets in secondary office markets, where we believe fundamentals will remain resilient. We are also underweight self storage, as a stagnant housing market and weak job growth may keep demand and pricing power depressed.

Ten Largest Holdings^

Security description	Market value	% of net assets
Prologis, Inc.	$10,703,990	8.6%
Simon Property Group, Inc.	8,643,413	7.0%
Welltower, Inc.	8,473,365	6.8%
Digital Realty Trust, Inc.	7,993,918	6.4%
American Tower Corp.	6,820,081	5.5%
Invitation Homes, Inc.	6,387,507	5.1%
Equinix, Inc.	6,145,931	5.0%
Crown Castle, Inc.	6,042,407	4.9%
SBA Communications Corp.	5,923,915	4.8%
Realty Income Corp.	5,409,998	4.4%
	$72,544,525	58.5%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Real Estate Securities Fund,
FTSE NAREIT All Equity REITS Index, and Consumer Price Index (CPI)

On the chart above you can see how the SFT Real Estate Securities Fund's Class 2 shares total return compared to the FTSE NARIET All REITs Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2013 through December 31, 2023, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The FTSE NARIET All Equity REITs Index contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

SFT T. Rowe Price Value Fund

Ryan S. Hendrick, CFA
Portfolio Manager
T. Rowe Price

Fund Objective

The SFT T. Rowe Price Value Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The Fund pursues its objective by taking a value approach to investment selection. Holdings consist primarily of large cap stocks but may also include stocks of mid-cap and small-cap companies. While Securian Asset Management, Inc. acts as the investment adviser for the Fund, T. Rowe Price Associates, Inc. (T. Rowe Price) provides investment advice to the Fund under a sub-advisory agreement. The Fund's value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced at a low level.

Performance Update

The Fund generated a total net return of 11.75 percent over the 12 months ending December 31, 2023, outperforming the Russell 1000 Index which returned 11.46 percent over the same period.

What influenced the Fund's return during the past 12 months?

Over the course of calendar year 2023, relative outperformance was driven by stock selection, while sector allocations detracted. Specifically, stock selection in the information technology, health care, industrials and business services sectors contributed to relative returns, as we focused on fundamental insights and quality. An underweight exposure and adverse stock choices in communication services detracted.

What other market conditions or events influenced the Fund's performance during the past 12 months?

U.S. equities produced strong gains in 2023, despite exhibiting volatility, driven by generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March; uncertainty about Congress and President Biden agreeing to raise the debt ceiling; geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel's response to deadly Hamas attacks in early October; and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. equity market throughout the year was interest rates, which rose through much of the year in response to tightening monetary policy and a larger-than-expected Federal government budget deficit. Interest rates fell and equities rallied through year-end as inflation continued to moderate and Federal Reserve (the "Fed") officials projected at their mid-December policy meeting that there could be three quarter-point interest rate cuts in 2024.

What strategies and techniques did you employ that specifically affected Fund performance?

Within the portfolio, certain information technology names added significant value to relative returns. Broadcom's favorable artificial intelligence (AI) positioning helped propel shares as enthusiasm toward AI built momentum during the year. We eliminated the semiconductor and infrastructure software leader on strength as fundamentals began to decline. Lam Research shares also supported results, benefiting from robust demand from China for semiconductor capital equipment. Sentiment improved further when management raised the outlook for wafer fab equipment spending due to strong spending in China, suggesting a potential recovery in the depressed memory cycle.

In health care, stock selection contributed to relative performance. Here, shares of Cencora (formerly AmerisourceBergen) added value due to strong U.S. drug distribution trends. Following disappointing first-quarter results, the company subsequently reported growth in its U.S. and international health care solutions segments and, later in the year, increased quarterly sales driven by demand for specialty products and diabetes and weight loss drugs.

Elsewhere in the portfolio, GE recorded a high double-digit return as the company made progress in streamlining the business. The diversified conglomerate's shares advanced on a better-than-expected recovery in the aviation industry, improvement in its renewables segment, and positive sentiment following the spinoff of its health care business early in 2023.

Turning to detractors to the Fund's performance, our underweight exposure to communication services and select names in the sector detracted from relative performance. Not owning Meta Platforms, which was dropped from the Russell 1000 Value Index in June, was a notable headwind as the stock advanced significantly due to a rebound in digital ad spending and improved monetization trends. In consumer staples, discount retailer Dollar General contended with compressing margins, weak sales growth, and poor execution. Negative sentiment grew after management predicted tighter consumer spending as shoppers shift to purchasing essentials over general merchandise and ongoing shoplifting-related headwinds going into 2024. Certain materials names also weighed on performance. In this sector, Nutrien reported a series of earnings misses amid a volatile backdrop for fertilizer demand and pricing. Lower global potash prices and weak nitrogen pricing also hurt the company as farmer's moderated purchases.

What will affect the Fund going forward?

The equity market's strong returns in 2023 reflected growing optimism for a "soft landing," as investors favored growth-oriented, high-beta names. While a U.S. economic recession is unlikely in the immediate future, we do not appear to be in the early stages of an expansion, and it remains to be seen what the ultimate impact of the Fed's aggressive monetary tightening will be. The market seems to be pricing in an environment where the Fed is able to cut rates as inflation moderates, thereby allowing the economy to sustain a "soft land". However, it is possible that either the lag of monetary policy changes could slow the U.S. economy further or we find that inflation is stickier in the face of continued fiscal deficits and a relatively tight labor market.

We therefore see a wider-than-usual range of potential outcomes moving forward and continue to position the portfolio for a variety of outcomes with a generally cautious approach to begin 2024. Additionally, we continue to emphasize secular fundamental insights and quality when selecting securities and seek to balance risk and reward. We believe this balance approach should serve our shareholders well over the long-term.

Ten Largest Holdings^

Security description	Market value	% of net assets
Berkshire Hathaway, Inc. Class B	$6,776,540	3.5%
JPMorgan Chase & Co.	6,168,337	3.2%
Elevance Health, Inc.	5,629,955	2.9%
Bank of America Corp.	4,205,181	2.2%
Fiserv, Inc.	4,056,801	2.1%
Cencora, Inc.	3,799,530	1.9%
Kenvue, Inc.	3,307,525	1.7%
Mondelez International, Inc. Class A	3,264,782	1.7%
CSX Corp.	3,088,785	1.6%
Procter & Gamble Co.	3,031,326	1.5%
	$43,328,762	22.3%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT T. Rowe Price Value Fund,
the Russell 1000 Value Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT T. Rowe Price Value Fund's shares total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2023, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

SFT Wellington Core Equity Fund

Mammen Chally, CFA, David A. Siegle, CFA,
Douglas W. McLane, CFA
Portfolio Managers
Wellington Management Company

Fund Objective

The SFT Wellington Core Equity Fund seeks long-term capital appreciation. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks. Securian Asset Management, Inc. acts as the investment adviser for the Fund, Wellington Management Company LLP provides investment advice to the Fund under a sub-advisory agreement. Risks associated with investing in the Fund include, but are not limited to, issuer-specific market volatility and risk of declines in the equity markets generally.

Performance Update

The Fund's Class 2 shares generated a total net return of 20.73 percent over the period ending December 31, 2023, underperforming the S&P 500® Index, which returned 26.29 percent over the same period.

What influenced the Fund's return during the past 12 months?

During the period, security selection was the primary driver of relative underperformance, and sector allocation, a fall-out of our bottom-up stock selection process, also detracted from relative performance. Weak selection in information technology (underweights to NVIDIA and Apple), industrials (overweights to RTX and Deere & Co), and consumer discretionary (underweight to Tesla, overweight to Nike) was partially offset by stronger selection in health care (not owning Johnson & Johnson and overweight to Eli Lilly), communication services (overweight to Alphabet and not owning Verizon), and real estate (not owning Crown Castle and American Tower). From a sector allocation perspective, the Fund's overweight to health care and underweight to communication services detracted from relative performance while underweights to energy and materials contributed, partially offsetting results.

What other market conditions or events influenced the Fund's performance during the past 12 months?

U.S. equities rose in 2023, amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady gross domestic product (GDP) growth. U.S. equities advanced during the first quarter. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (the "Fed") slowed its pace of policy tightening, raising interest rates by 25 basis points (bps) in February and March, to a range between 4.75 percent–5 percent. U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). U.S. equities fell in the third quarter, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a "soft landing." Economic data released during the third quarter indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a surprisingly strong 2.1 percent annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond those of the "Magnificent Seven" stocks that dominated the stock market's performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its "higher-for-longer" policy stance in December, sending Treasury yields lower and driving stocks higher. The Fed's Summary of Economic Projections implied that policymakers anticipate 75 basis points (bps) of interest-rate cuts in 2024.

What strategies and techniques did you employ that specifically affected Fund performance?

Over the period, the Fund increased exposure to communication services and information technology while we decreased exposure to health care and industrials. Our largest new position was Meta Platforms, a social media platform company. We reinitiated a position in Meta after engaging with the company. We are seeing the company's fundamentals play out in a positive way as prior headwinds (Apple's changes to Identifier for Advertisers and TikTok incremental competition) are becoming more benign. Their ramp of the Reels product (more direct answer to TikTok) is progressing positively, and monetization on that surface is providing better visibility into the stability of the company's overall advertising business.

On the flipside, our largest elimination was Pfizer, an American pharmaceutical company. We eliminated our position due to concerns regarding the lack of urgency around cost management. Both Pfizer's core oncology business outlook and organic pipeline have basically been cut in half, and they would need to spend significantly to make up for this growth. Also, we viewed the stock's valuation as less attractive.

What will affect the Fund going forward?

With increasingly dovish commentary and an updated Fed "dot plot" indicating several rate cuts in 2024, the U.S. market has now fully embraced that the dramatic rate cycle which began in March 2022 has come to an end. There has been constructive evidence that inflationary trends are in fact moving downward towards the Fed's stated goal of 2 percent, yet what remains to be seen is the precise onset, cadence, and true depth of how interest rate cuts will be enacted. Any disappointment in the degree or timing of rate cuts could leave increasingly expectant markets susceptible to short-term weakness.

Labor markets have remained resilient and continue to underpin the U.S. economy, and unemployment levels have not risen to the higher levels many expected would be required for the Federal Open Market Committee (FOMC) to reach its inflationary target. Job security and employment prospects continue to provide confidence to the U.S. consumer, yet incremental headwinds from rising student loan obligations, increased credit utilization at still-high rates and the complete drawdown of "excess savings" from all but the higher-end cohorts does remove some of the support that the U.S. consumer carried through last year.

An easing in the cost of capital for companies and consumers alike should be constructive for the U.S. economy and could lead to an improved housing market, increased mergers and acquisitions (M&A), and increasing levels of investment which should benefit more rate-sensitive sectors, including financials. Further, robust and continued innovation within the technology sector promises to provide opportunities for driving productivity within the U.S. workforce as companies continue to explore the burgeoning capabilities that AI promises to bring.

2024 will also bring pivotal elections in both Congress and the Executive branch that have important ramifications for the direction of markets. Given 2023 saw the U.S. government generate a budget deficit at close to 8 percent of GDP, the largest of any developed nation and well above the 3.7 percent level in 2022, the expected debate over fiscal restraint will be an important outcome for this market.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Microsoft Corp.	$8,726,760	7.3%
Apple, Inc.	7,115,909	6.0%
Alphabet, Inc. Class A	5,902,321	5.0%
Amazon.com, Inc.	5,746,523	4.8%
NVIDIA Corp.	4,369,821	3.7%
Meta Platforms, Inc. Class A	3,418,546	2.9%
UnitedHealth Group, Inc.	3,301,493	2.8%
JPMorgan Chase & Co.	2,841,520	2.4%
Procter & Gamble Co.	2,556,830	2.1%
Eli Lilly & Co.	2,547,944	2.1%
	$46,527,667	39.1%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Wellington Core Equity Fund,
the S&P 500® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Wellington Core Equity Fund's Class 2 shares total return compared to the S&P 500® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2023, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Securian Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT Delaware IvySM Growth Fund, SFT Delaware IvySM Small Cap Growth Fund, SFT Equity Stabilization Fund, SFT Government Money Market Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT Real Estate Securities Fund, SFT T. Rowe Price Value Fund, and SFT Wellington Core Equity Fund (separate series of Securian Funds Trust) (collectively, the Funds), including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits a reasonable basis for our opinion.

We have served as the auditor of one or more Securian Funds Trust investment companies since 1985.

Minneapolis, Minnesota
February 22, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

SFT Balanced Stabilization Fund
Investments in Securities

December 31, 2023

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (37.9%)
Government Obligations (4.8%)
U.S. Government Agencies and Obligations (4.8%)
Federal Home Loan Mortgage Corporation (0.0%)
3.000%, 09/01/43	$47,558	$43,048
3.500%, 10/01/44	49,112	46,397
3.500%, 11/01/44	48,191	45,527
3.500%, 12/01/44	52,327	49,433
		184,405
Federal National Mortgage Association (0.1%)
3.000%, 04/01/43	73,051	67,243
3.000%, 05/01/43	24,243	22,316
3.000%, 06/01/43	109,011	100,345
3.500%, 08/01/42	48,841	46,376
3.500%, 02/01/43	63,025	59,593
		295,873
U.S. Treasury (4.7%)
U.S. Treasury Bond
4.000%, 11/15/42	5,530,000	5,393,478
4.000%, 11/15/52	1,200,000	1,188,750
U.S. Treasury Note 1.000%, 12/15/24	15,500,000	14,947,813
3.875%, 12/31/27	9,350,000	9,341,234
		30,871,275
Total government obligations (cost: $31,979,323)		31,351,553
Other Mortgage-Backed Securities (0.2%)
Commercial Mortgage-Backed Securities (0.2%)
Bank, Series 2019-BN18, Class A4, 3.584%, 05/15/62	1,500,000	1,309,714
Total other mortgage-backed securities (cost: $1,542,717)		1,309,714
Corporate Obligations (32.9%)
Basic Materials (1.1%)
Chemicals (0.7%)
Celanese U.S. Holdings LLC, 6.330%, 07/15/29	1,500,000	1,568,208
Mosaic Co., 5.450%, 11/15/33	200,000	202,461
Sherwin-Williams Co., 3.950%, 01/15/26	1,000,000	979,549
Yara International ASA 3.148%, 06/04/30 (b) (c)	1,000,000	876,158
4.750%, 06/01/28 (b) (c)	1,000,000	972,500
		4,598,876
Mining (0.4%)
Anglo American Capital PLC, 2.625%, 09/10/30 (b) (c)	2,000,000	1,701,196
FMG Resources August 2006 Pty. Ltd., 6.125%, 04/15/32 (b) (c)	1,000,000	1,005,000
		2,706,196
	Principal	Value(a)
Communications (2.5%)
Broadline Retail (0.3%)
Amazon.com, Inc.
3.875%, 08/22/37	$1,000,000	$929,492
4.050%, 08/22/47	1,000,000	902,532
		1,832,024
Diversified Telecommunication Services (0.4%)
AT&T, Inc.
2.550%, 12/01/33	943,000	769,080
3.550%, 09/15/55	1,405,000	1,015,441
3.800%, 12/01/57	75,000	55,431
4.500%, 05/15/35	1,000,000	948,964
		2,788,916
Interactive Media & Services (0.1%)
eBay, Inc., 3.450%, 08/01/24	750,000	740,056
Media (0.6%)
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.750%, 02/15/28	1,500,000	1,416,366
Comcast Corp.
2.887%, 11/01/51	1,319,000	893,584
2.937%, 11/01/56	327,000	215,300
4.200%, 08/15/34 (d)	500,000	477,882
Walt Disney Co., 4.950%, 10/15/45	1,000,000	980,365
		3,983,497
Software (0.3%)
Netflix, Inc., 4.875%, 04/15/28	2,000,000	2,017,500
Telecommunication (0.8%)
Crown Castle Towers LLC, 3.663%, 05/15/45 (c)	1,000,000	969,916
T-Mobile USA, Inc., 2.700%, 03/15/32	1,000,000	852,129
Verizon Communications, Inc.
2.650%, 11/20/40	1,000,000	723,126
2.987%, 10/30/56	1,194,000	788,036
3.000%, 11/20/60	2,000,000	1,319,948
Vodafone Group PLC, 4.125%, 05/30/25 (b)	500,000	494,168
		5,147,323
Consumer Cyclical (2.2%)
Auto Manufacturers (0.7%)
Ford Motor Credit Co. LLC
3.664%, 09/08/24	1,000,000	984,170
4.687%, 06/09/25	2,000,000	1,963,364
General Motors Financial Co., Inc., 5.000%, 04/09/27	2,000,000	1,994,250
		4,941,784
Entertainment (0.2%)
Warnermedia Holdings, Inc., 5.141%, 03/15/52	1,400,000	1,207,549

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Principal	Value(a)
Passenger Airlines (0.7%)
Air Canada Pass Through Trust, Series 2015-2, Class A, 4.125%, 06/15/29 (b) (c)	$707,279	$636,551
American Airlines Pass Through Trust, Series 2015-2, Class A, 4.000%, 03/22/29	644,710	583,787
British Airways Pass Through Trust, Series 2013-1, Class A, 4.625%, 12/20/25 (c)	163,872	162,269
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, 10/20/28 (c)	2,000,000	1,969,860
United Airlines Pass Through Trust
Series 2013-1, Class A, 4.300%, 02/15/27	138,313	132,902
Series 2018-1, Class AA, 3.500%, 09/01/31	923,611	840,833
		4,326,202
Retail (0.6%)
AutoZone, Inc., 3.250%, 04/15/25	1,000,000	976,111
Lowe's Cos., Inc., 5.625%, 04/15/53	2,250,000	2,351,803
Target Corp., 3.500%, 07/01/24 (d)	750,000	743,567
		4,071,481
Consumer, Non-cyclical (5.3%)
Agricultural Operations (0.4%)
Cargill, Inc. 3.125%, 05/25/51 (c)	1,000,000	729,241
4.375%, 04/22/52 (c)	2,150,000	1,955,459
		2,684,700
Beverages (0.5%)
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 04/15/38	1,000,000	946,468
Constellation Brands, Inc., 5.250%, 11/15/48	2,050,000	2,047,712
		2,994,180
Biotechnology (0.6%)
Amgen, Inc., 4.050%, 08/18/29	2,000,000	1,959,298
Bio-Rad Laboratories, Inc., 3.700%, 03/15/32	2,000,000	1,787,812
		3,747,110
Commercial Services (0.7%)
Ashtead Capital, Inc., 5.500%, 08/11/32 (c)	2,000,000	1,975,152
Global Payments, Inc.
4.800%, 04/01/26	750,000	742,499
5.300%, 08/15/29	1,500,000	1,508,583
		4,226,234
	Principal	Value(a)
Consumer Staples Distribution & Retail (0.3%)
Kroger Co.
4.450%, 02/01/47	$1,000,000	$882,840
5.150%, 08/01/43	1,100,000	1,052,666
		1,935,506
Food Products (0.4%)
General Mills, Inc., 3.000%, 02/01/51	1,002,000	696,525
Mars, Inc., 3.950%, 04/01/49 (c)	1,000,000	843,520
Tyson Foods, Inc., 5.150%, 08/15/44	1,000,000	913,289
		2,453,334
Health Care Equipment & Supplies (0.3%)
Abbott Laboratories
3.875%, 09/15/25	750,000	742,001
4.750%, 11/30/36	1,000,000	1,020,510
4.750%, 04/15/43	250,000	251,492
		2,014,003
Health Care Providers & Services (0.4%)
Aetna, Inc., 3.875%, 08/15/47	1,000,000	784,311
Elevance Health, Inc., 4.375%, 12/01/47	1,000,000	888,403
UnitedHealth Group, Inc., 3.750%, 07/15/25 (d)	1,000,000	987,016
		2,659,730
Household Products (0.2%)
Kimberly-Clark Corp., 3.900%, 05/04/47	1,000,000	851,345
SC Johnson & Son, Inc., 3.350%, 09/30/24 (c)	750,000	737,139
		1,588,484
Personal Care (0.1%)
Estee Lauder Cos., Inc., 4.150%, 03/15/47	1,000,000	864,624
Pharmaceuticals (1.4%)
AbbVie, Inc.
3.600%, 05/14/25	1,000,000	982,002
3.800%, 03/15/25	670,000	661,214
4.400%, 11/06/42	1,000,000	928,661
4.450%, 05/14/46	1,000,000	922,557
Becton Dickinson & Co., 4.298%, 08/22/32	2,000,000	1,936,252
Bristol-Myers Squibb Co., 3.875%, 08/15/25	229,000	225,404
Cardinal Health, Inc., 3.750%, 09/15/25	1,000,000	979,483
CVS Pass-Through Trust, 6.943%, 01/10/30	109,797	111,466
Mead Johnson Nutrition Co., 5.900%, 11/01/39	1,000,000	1,065,722
Novartis Capital Corp., 3.400%, 05/06/24 (d)	500,000	496,100
Takeda Pharmaceutical Co. Ltd., 5.000%, 11/26/28 (b)	1,000,000	1,013,359
		9,322,220

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Principal	Value(a)
Energy (1.6%)
Oil & Gas (0.8%)
Baker Hughes Holdings LLC/ Baker Hughes Co.-Obligor, Inc., 3.337%, 12/15/27	$1,000,000	$956,329
BP Capital Markets America, Inc., 4.234%, 11/06/28	1,000,000	993,088
Chevron USA, Inc., 3.900%, 11/15/24	1,000,000	990,861
Coterra Energy, Inc., 3.900%, 05/15/27	1,000,000	967,299
Phillips 66, 4.650%, 11/15/34	1,000,000	973,128
		4,880,705
Pipelines (0.8%)
Energy Transfer LP
4.250%, 04/01/24	1,000,000	995,739
4.900%, 03/15/35	1,000,000	948,391
Enterprise Products Operating LLC, Series J, 5.750%, 03/01/35	250,000	258,688
Kinder Morgan, Inc., 5.300%, 12/01/34	750,000	742,388
MPLX LP, 4.950%, 09/01/32	2,000,000	1,959,682
Williams Cos., Inc., 3.750%, 06/15/27	500,000	481,960
		5,386,848
Financial (11.1%)
Banks (6.2%)
Associated Banc-Corp., 4.250%, 01/15/25	750,000	735,254
Bank of America Corp.
Series L, 3.950%, 04/21/25	1,000,000	982,878
Series L, 4.183%, 11/25/27	1,000,000	971,694
4.244%, 04/24/38 (3-Month USD TERM SOFR + 2.076%) (e)	1,000,000	904,317
4.948%, 07/22/28 (SOFRRATE + 2.040%) (e)	1,500,000	1,499,836
Bank of New York Mellon Corp.
3.442%, 02/07/28 (3-Month USD TERM SOFR + 1.331%) (e)	1,000,000	962,482
Series J, 4.967%, 04/26/34 (SOFRRATE + 1.606%) (e)	1,500,000	1,489,638
5.834%, 10/25/33 (SOFRINDX + 2.074%) (e)	1,000,000	1,061,057
Citigroup, Inc.
3.300%, 04/27/25	750,000	731,629
3.980%, 03/20/30 (3-Month USD TERM SOFR + 1.600%) (e)	1,000,000	949,883
4.650%, 07/23/48	1,250,000	1,161,004
4.750%, 05/18/46 (f)	1,200,000	1,074,354
Comerica Bank, 5.332%, 08/25/33 (SOFRRATE + 2.610%) (e)	2,000,000	1,816,372
Discover Bank, 4.250%, 03/13/26	500,000	485,679
	Principal	Value(a)
Fifth Third Bancorp, 6.361%, 10/27/28 (SOFRINDX + 2.192%) (e)	$1,000,000	$1,036,812
Fifth Third Bank NA, 3.950%, 07/28/25	1,000,000	979,400
First Republic Bank 4.375%, 08/01/46 (j)	575,000	33,063
4.625%, 02/13/47 (j)	1,379,000	79,292
Goldman Sachs Group, Inc.
3.850%, 01/26/27	1,000,000	973,179
4.482%, 08/23/28 (SOFRRATE + 1.725%) (e)	2,000,000	1,964,314
5.150%, 05/22/45 (f)	1,000,000	969,167
JPMorgan Chase & Co.
3.125%, 01/23/25	1,000,000	979,264
3.328%, 04/22/52 (SOFRRATE + 1.580%) (e)	2,000,000	1,493,716
3.897%, 01/23/49 (3-Month USD TERM SOFR + 1.482%) (e)	1,000,000	828,585
KeyBank NA, 4.390%, 12/14/27	3,000,000	2,820,195
M&T Bank Corp., 4.553%, 08/16/28 (SOFRINDX + 1.780%) (e)	3,000,000	2,896,800
Morgan Stanley
2.802%, 01/25/52 (SOFRRATE + 1.430%) (e)	2,000,000	1,327,372
6.342%, 10/18/33 (SOFRRATE + 2.560%) (e)	1,000,000	1,074,494
PNC Bank NA, 4.050%, 07/26/28	1,000,000	958,717
Synchrony Bank, 5.400%, 08/22/25	1,000,000	982,366
Truist Financial Corp., 6.123%, 10/28/33 (SOFRRATE + 2.300%) (e)	2,000,000	2,073,630
U.S. Bancorp, 5.850%, 10/21/33 (SOFRRATE + 2.090%) (e)	1,000,000	1,030,041
Wells Fargo & Co.
3.068%, 04/30/41 (SOFRRATE + 2.530%) (e)	1,600,000	1,209,282
4.750%, 12/07/46 (f)	2,300,000	2,037,230
		40,572,996
Financial Services (2.2%)
American Express Co.
3.300%, 05/03/27	1,000,000	955,190
4.050%, 12/03/42 (f)	2,000,000	1,794,058
Capital One Financial Corp.
4.250%, 04/30/25	1,500,000	1,479,128
5.468%, 02/01/29 (SOFRRATE + 2.080%) (e)	1,500,000	1,492,063
CME Group, Inc., 3.000%, 03/15/25	1,000,000	976,781
Discover Financial Services
3.750%, 03/04/25	1,000,000	977,382
4.100%, 02/09/27	1,000,000	957,726
Eaton Vance Corp., 3.500%, 04/06/27	1,000,000	956,957

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Principal	Value(a)
Intercontinental Exchange, Inc., 4.350%, 06/15/29	$3,000,000	$2,989,500
Jefferies Financial Group, Inc., 2.625%, 10/15/31	2,000,000	1,645,124
		14,223,909
Insurance (1.3%)
Allied World Assurance Co.
Holdings Ltd., 4.350%, 10/29/25 (b)	1,290,000	1,257,194
American Financial Group, Inc., 4.500%, 06/15/47	1,000,000	845,502
Arch Capital Finance LLC, 4.011%, 12/15/26 (d)	1,000,000	970,750
Marsh & McLennan Cos., Inc., 4.350%, 01/30/47	1,000,000	895,315
Metropolitan Life Global Funding I, 1.550%, 01/07/31 (c)	3,000,000	2,398,200
Principal Life Global Funding II, 1.500%, 08/27/30 (c)	3,000,000	2,407,437
		8,774,398
Real Estate Investment Trust — Health Care (0.7%)
Healthcare Realty Holdings LP
3.750%, 07/01/27	1,000,000	947,049
3.875%, 05/01/25	1,000,000	970,837
Physicians Realty LP, 4.300%, 03/15/27	1,000,000	970,863
Welltower OP LLC, 4.125%, 03/15/29	1,500,000	1,442,249
		4,330,998
Real Estate Investment Trust — Office Property (0.1%)
Alexandria Real Estate Equities, Inc., 4.500%, 07/30/29	500,000	483,950
Real Estate Investment Trust — Shopping Centers (0.1%)
Kite Realty Group Trust, 4.000%, 03/15/25 (d)	1,000,000	971,618
Residential REITs (0.2%)
Essex Portfolio LP, 3.500%, 04/01/25	1,000,000	976,901
Specialized REITs (0.3%)
American Tower Corp., 3.375%, 10/15/26	1,000,000	958,210
Crown Castle, Inc., 4.750%, 05/15/47	1,000,000	884,677
Goodman U.S. Finance Four LLC, 4.500%, 10/15/37 (c)	500,000	427,151
		2,270,038
Industrials (3.8%)
Aerospace & Defense (0.5%)
General Dynamics Corp., 3.500%, 05/15/25	1,000,000	982,165
RTX Corp.
4.050%, 05/04/47	1,000,000	833,151
4.125%, 11/16/28	1,500,000	1,465,291
		3,280,607
	Principal	Value(a)
Air Freight & Logistics (0.1%)
FedEx Corp., 4.400%, 01/15/47	$1,000,000	$871,874
Building Products (0.6%)
CRH America Finance, Inc., 4.400%, 05/09/47 (c)	1,000,000	898,695
Mohawk Industries, Inc., 3.625%, 05/15/30	2,000,000	1,853,330
Vulcan Materials Co., 4.500%, 06/15/47	1,000,000	904,168
		3,656,193
Containers & Packaging (0.3%)
Amcor Finance USA, Inc., 4.500%, 05/15/28	1,000,000	976,895
Sealed Air Corp., 6.875%, 07/15/33 (c)	1,000,000	1,057,500
		2,034,395
Electrical Equipment (0.6%)
Flex Ltd.
4.750%, 06/15/25 (b)	1,000,000	986,922
4.875%, 06/15/29 (b)	1,000,000	984,699
Jabil, Inc., 3.600%, 01/15/30	2,000,000	1,816,014
		3,787,635
Machinery (0.3%)
Caterpillar, Inc., 3.250%, 04/09/50	2,300,000	1,821,319
Miscellaneous Manufacturing (0.3%)
Carlisle Cos., Inc., 3.750%, 12/01/27	1,000,000	958,442
Textron, Inc.
3.875%, 03/01/25	750,000	736,889
4.300%, 03/01/24	500,000	497,401
		2,192,732
Transport — Rail (0.5%)
Union Pacific Corp.
3.750%, 03/15/24	500,000	498,034
5.375%, 06/01/33	2,500,000	2,593,303
		3,091,337
Transportation (0.1%)
Burlington Northern Santa Fe LLC, 3.750%, 04/01/24	350,000	348,201
Canadian Pacific Railway Co., 4.300%, 05/15/43 (b)	250,000	220,921
		569,122
Trucking & Leasing (0.5%)
GATX Corp.
3.250%, 03/30/25	1,000,000	973,664
4.550%, 11/07/28	1,000,000	989,307
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.900%, 02/01/24 (c)	1,000,000	997,637
		2,960,608

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Principal	Value(a)
Information Technology (2.0%)
Computers (0.8%)
Apple, Inc., 4.375%, 05/13/45 (d)	$1,000,000	$954,285
Dell International LLC/EMC Corp., 6.200%, 07/15/30	2,000,000	2,143,898
Leidos, Inc., 4.375%, 05/15/30	2,000,000	1,912,500
		5,010,683
Semiconductor Equipment (0.7%)
Broadcom, Inc., 3.419%, 04/15/33 (c)	2,000,000	1,759,972
Micron Technology, Inc., 2.703%, 04/15/32	2,000,000	1,676,536
QUALCOMM, Inc., 4.650%, 05/20/35	1,000,000	1,027,206
		4,463,714
Software (0.5%)
Fiserv, Inc., 3.850%, 06/01/25	1,000,000	981,461
Oracle Corp., 3.800%, 11/15/37	1,000,000	848,800
VMware, Inc., 1.400%, 08/15/26	1,800,000	1,644,145
		3,474,406
Utilities (3.3%)
Electric Utilities (2.6%)
Alabama Power Co., 3.125%, 07/15/51	2,000,000	1,431,120
Ameren Illinois Co., 3.700%, 12/01/47	1,000,000	822,810
Arizona Public Service Co., 4.350%, 11/15/45	1,000,000	846,971
CenterPoint Energy Houston Electric LLC, Series AJ, 4.850%, 10/01/52	3,150,000	3,108,102
Duke Energy Corp., 4.500%, 08/15/32	1,000,000	966,623
Duke Energy Florida LLC, 5.950%, 11/15/52	1,000,000	1,107,434
Duke Energy Progress LLC, 3.600%, 09/15/47	1,000,000	784,709
Entergy Texas, Inc., 3.450%, 12/01/27	3,000,000	2,801,157
Northern States Power Co., 3.750%, 12/01/47	1,000,000	719,685
Oglethorpe Power Corp., 4.250%, 04/01/46	800,000	636,555
Oklahoma Gas & Electric Co., 4.150%, 04/01/47	1,000,000	833,673
Wisconsin Power & Light Co., 3.950%, 09/01/32	3,000,000	2,841,180
		16,900,019
	Shares/ Principal	Value(a)
Gas Utilities (0.5%)
Atmos Energy Corp., 4.125%, 03/15/49	$750,000	$660,011
National Fuel Gas Co.
4.750%, 09/01/28	1,000,000	979,104
5.200%, 07/15/25	1,000,000	995,915
Washington Gas Light Co., Series K, 3.796%, 09/15/46	1,000,000	770,303
		3,405,333
Water Utilities (0.2%)
American Water Capital Corp., 3.750%, 09/01/47	1,000,000	815,743
Aquarion Co., 4.000%, 08/15/24 (c)	500,000	494,510
		1,310,253
Total corporate obligations (cost: $221,659,649)		214,554,120
Total long-term debt securities (cost: $255,181,689)		247,215,387
Mutual Funds (57.1%)
Investment Companies (57.1%)
iShares Core S&P 500 ETF (g)	105,440	50,361,307
SFT Index 500 Fund Class 1 (g) (h) (i)	14,224,618	295,829,308
SPDR S&P 500 ETF Trust (d) (g)	36,170	17,191,963
Vanguard S&P 500 ETF (g)	20,175	8,812,440
Total mutual funds (cost: $168,921,296)		372,195,018
Short-Term Securities (3.4%)
Investment Companies (3.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 5.320%	22,420,807	22,420,807
Total short-term securities (cost: $22,420,807)		22,420,807
Total investments excluding purchased options (98.4%) (cost: $446,523,792)		641,831,212
Total purchased options outstanding (0.0%) (cost: $278,226)		74,210
Total investments in securities (cost: $446,802,018) (k)		641,905,422
Cash and other assets in excess of liabilities (1.6%)		10,723,129
Total net assets (100.0%)		$652,628,551

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Foreign security: the Fund held 1.6% of net assets in foreign securities at December 31, 2023.

(c)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

(e)  Variable rate security.

(f)  Pursuant to the Fund's Liquidity Risk Management Program, this security has been determined to be illiquid by the Fund's Liquidity Risk Management Program Administrator.

(g)  Reports and other information about these investment companies are available in the EDGAR database on the SEC's website at www.sec.gov.

(h)  Affiliated security.

(i)  Non-income producing security.

(j)  In FDIC receivership.

(k)  At December 31, 2023, the cost of investments for federal income tax purposes was $448,582,429. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$206,495,239
Gross unrealized depreciation	(11,213,427)
Net unrealized appreciation	$195,281,812

Holdings of Open Futures Contracts

On December 31, 2023, securities with an aggregate market value of $20,610,948 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500 E-Mini Index Future	March 2024	247	Long	$57,551,809	$59,527,000	$1,975,191

Put Options Purchased:

The Fund had the following put options purchased open at December 31, 2023:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$4,525	January 2024	67	$6,700	$62,310
S&P 500 Index	4,300	January 2024	70	7,000	11,900
					$74,210

Put Options Written:

The Fund had the following put options written open at December 31, 2023:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$3,845	January 2024	70	$7,000	$(5,250)
S&P 500 Index	4,055	January 2024	67	6,700	(11,122)
					$(16,372)

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities

December 31, 2023

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (110.6%)
Government Obligations (68.8%)
Other Government Obligations (0.7%)
Provincial or Local Government Obligations (0.7%)
Douglas County Public Utility District No. 1 Wells Hydroelectric Project Revenue, Series A, 5.450%, 09/01/40	$1,185,000	$1,269,751
Municipal Electric Authority of Georgia, 6.655%, 04/01/57	685,000	779,379
New York City Transitional Finance Authority Future Tax Secured Revenue, 5.508%, 08/01/37	620,000	644,044
Ohio Water Development Authority, Series A2, 4.817%, 12/01/30	250,000	255,070
Texas A&M University, Series D, 4.000%, 05/15/31	325,000	312,998
		3,261,242
U.S. Government Agencies and Obligations (68.1%)
Export-Import Bank of the United States (0.0%)
Export-Import Bank of the U.S., 2.578%, 12/10/25	20,951	20,448
Federal Home Loan Bank (2.2%)
Federal Home Loan Banks
5.300%, 05/22/24	4,870,000	4,866,727
5.370%, 05/21/24	4,900,000	4,897,624
		9,764,351
Federal Home Loan Mortgage Corporation (7.9%)
2.000%, 07/01/41	1,593,565	1,404,767
2.000%, 11/01/51	4,956,597	4,065,151
2.000%, 12/01/51	3,670,823	2,998,031
2.000%, 03/01/52	2,778,262	2,270,859
2.500%, 04/01/28	41,526	37,607
2.500%, 01/01/52	1,791,368	1,527,725
2.500%, 03/01/52	7,519,386	6,416,757
3.000%, 08/01/42	257,461	234,929
3.000%, 12/01/42	96,506	88,058
3.000%, 01/01/43	135,956	123,384
3.000%, 02/01/43	324,234	298,262
3.000%, 04/01/43	475,303	430,596
3.000%, 10/25/46	42,589	36,114
3.000%, 02/01/52	3,358,400	2,969,079
3.500%, 10/01/25	20,068	19,695
3.500%, 05/01/32	66,580	64,038
3.500%, 03/01/42	342,853	324,143
3.500%, 08/01/42	288,461	272,717
3.500%, 05/25/45	174,518	147,439
4.000%, 09/01/40	295,441	293,665
4.000%, 11/01/40	527,997	518,242
4.000%, 02/01/41	119,242	115,876
4.000%, 03/01/41	121,853	120,186
4.000%, 08/01/52	5,131,618	4,859,395
4.000%, 11/01/52	3,582,705	3,389,334
4.500%, 09/01/40	34,045	34,195
4.500%, 01/01/41	196,266	195,438
	Principal	Value(a)
4.500%, 02/01/41	$114,294	$113,812
4.500%, 03/01/41	241,717	241,287
4.500%, 04/01/41	215,418	217,034
5.000%, 05/01/29	8,668	8,736
5.000%, 04/01/35	36,888	37,858
5.000%, 08/01/35	20,518	20,974
5.000%, 11/01/35	37,642	38,449
5.000%, 11/01/39	216,955	227,149
5.000%, 04/01/40	71,658	73,828
5.000%, 08/01/40	44,249	45,440
5.500%, 05/01/34	292,413	309,278
5.500%, 10/01/34	65,481	69,198
5.500%, 07/01/35	122,744	127,967
5.500%, 10/01/35	124,380	131,441
5.500%, 12/01/38	59,600	62,686
6.000%, 11/01/33	128,502	135,211
6.402%, 10/25/29 (30 day USD SOFR Average + 1.064%) (b)	284,120	276,145
6.500%, 09/01/32	13,862	14,627
6.500%, 11/01/32	11,906	13,069
6.500%, 06/01/36	75,951	76,925
7.000%, 12/01/37	22,352	23,915
		35,520,711
Federal National Mortgage Association (25.8%)
2.000%, 04/01/51	2,805,520	2,301,081
2.000%, 11/01/51	9,706,581	7,960,842
2.000%, 01/16/54, TBA (c)	6,100,000	4,981,984
2.500%, 03/01/27	55,128	51,074
2.500%, 11/01/27	100,979	93,425
2.500%, 03/01/28	75,992	70,565
2.500%, 07/01/28	103,333	98,860
2.500%, 12/01/51	2,483,351	2,131,720
2.500%, 03/01/52	2,598,729	2,215,736
2.500%, 04/01/52	4,346,565	3,718,168
2.500%, 01/16/54, TBA (c)	16,625,000	14,140,991
3.000%, 11/01/27	44,750	43,009
3.000%, 09/01/42	66,271	59,929
3.000%, 01/01/46	50,089	44,166
3.000%, 04/01/52	5,633,912	4,988,159
3.000%, 06/01/52	466,692	413,167
3.000%, 01/16/54, TBA (c)	17,900,000	15,828,914
3.500%, 11/01/25	26,634	25,249
3.500%, 01/01/26	31,782	30,188
3.500%, 12/01/32	65,582	64,007
3.500%, 11/01/40	236,996	219,293
3.500%, 01/01/41	253,001	238,378
3.500%, 02/01/41	303,909	288,624
3.500%, 04/01/41	166,165	154,547
3.500%, 11/01/41	886,269	824,844
3.500%, 12/01/41	177,982	169,603
3.500%, 05/01/42	91,335	84,948
3.500%, 01/01/43	209,281	197,810
3.500%, 02/01/43	252,099	238,373
3.500%, 05/01/43	810,502	763,879
3.500%, 01/16/54, TBA (c)	3,600,000	3,303,000
4.000%, 12/01/40	34,892	33,852
4.000%, 04/01/41	494,943	490,167
4.000%, 09/01/41	135,503	131,867
4.000%, 11/01/41	83,553	80,751
4.000%, 06/01/42	241,469	239,944
4.000%, 09/01/43	152,793	148,283

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
4.000%, 01/16/54, TBA (c)	$15,325,000	$14,501,281
4.500%, 04/01/25	2,846	2,825
4.500%, 05/25/34	537,000	523,453
4.500%, 05/01/35	77,558	78,930
4.500%, 07/01/35	183,811	179,853
4.500%, 09/01/37	66,778	65,246
4.500%, 06/01/39	77,391	77,919
4.500%, 04/01/41	616,770	619,042
4.500%, 07/01/41	431,281	430,009
4.500%, 07/01/47	177,067	176,100
4.500%, 08/01/52	5,745,089	5,567,963
4.500%, 01/16/54, TBA (c)	10,175,000	9,863,391
5.000%, 11/01/33	82,706	83,222
5.000%, 03/01/34	66,917	69,625
5.000%, 05/01/34	13,046	13,082
5.000%, 12/01/34	76,245	78,294
5.000%, 07/01/35	70,711	72,867
5.000%, 08/01/35	31,339	32,036
5.000%, 03/01/38	27,912	27,741
5.000%, 04/01/38	58,524	60,495
5.000%, 06/01/39	52,484	54,267
5.000%, 12/01/39	187,959	194,345
5.000%, 06/01/40	23,760	24,252
5.000%, 04/01/41	191,661	197,880
5.000%, 01/16/54, TBA (c)	7,800,000	7,722,000
5.500%, 02/01/24	66	65
5.500%, 04/01/33	287,158	298,024
5.500%, 05/01/33	4,008	4,046
5.500%, 12/01/33	29,432	30,472
5.500%, 01/01/34	56,940	58,434
5.500%, 02/01/34	47,514	50,022
5.500%, 03/01/34	92,716	97,986
5.500%, 04/01/34	50,552	52,802
5.500%, 05/01/34	1,393	1,437
5.500%, 09/01/34	74,085	78,288
5.500%, 10/01/34	22,024	23,259
5.500%, 01/01/35	33,547	35,451
5.500%, 02/01/35	117,643	124,344
5.500%, 04/01/35	77,319	81,686
5.500%, 06/01/35	3,472	3,512
5.500%, 08/01/35	57,498	58,978
5.500%, 10/01/35	121,697	128,560
5.500%, 11/01/35	26,221	26,601
5.500%, 09/01/36	52,484	54,541
5.500%, 12/01/39	30,952	32,491
5.500%, 01/16/54, TBA (c)	4,350,000	4,370,561
6.000%, 09/01/32	6,433	6,704
6.000%, 10/01/32	174,057	180,200
6.000%, 11/01/32	226,539	236,916
6.000%, 03/01/33	147,602	152,717
6.000%, 12/01/33	58,697	62,999
6.000%, 08/01/34	10,203	10,295
6.000%, 09/01/34	10,982	11,547
6.000%, 11/01/34	5,678	5,930
6.000%, 12/01/34	46,132	48,342
6.000%, 11/01/36	6,039	6,450
6.000%, 01/01/37	71,632	73,577
6.000%, 08/01/37	35,562	37,397
6.000%, 10/01/38	57,522	59,856
6.500%, 12/01/31	17,348	18,298
6.500%, 02/01/32	97,372	102,060
6.500%, 04/01/32	53,898	56,476
6.500%, 05/01/32	14,820	14,806
6.500%, 07/01/32	78,568	81,852
6.500%, 08/01/32	48,984	51,962
	Principal	Value(a)
6.500%, 09/01/32	$32,675	$34,754
6.500%, 10/01/32	37,643	37,801
6.500%, 09/01/34	2,391	2,402
6.500%, 11/01/34	2,642	2,739
6.500%, 03/01/35	33,205	34,660
6.500%, 09/01/37	55,540	55,738
6.500%, 11/01/37	18,812	20,006
7.000%, 07/01/31	26,422	27,925
7.000%, 09/01/31	80,446	85,063
7.000%, 11/01/31	72,579	76,349
7.000%, 02/01/32	30,575	32,446
7.000%, 03/01/32	4,766	5,058
7.000%, 07/01/32	21,751	22,986
7.500%, 04/01/31	26,182	27,675
7.500%, 05/01/31	7,041	7,565
9.852%, 01/25/24 (30 day USD SOFR Average + 4.514%) (b)	27,171	27,222
9.902%, 01/25/29 (30 day USD SOFR Average + 4.564%) (b)	576,815	602,797
		115,518,645
Government National Mortgage Association (3.8%)
0.000%, 06/17/45 (b) (d)	111,643	–
1.000%, 12/20/42	35,858	29,597
3.000%, 03/15/45	391,781	359,576
3.000%, 04/15/45	813,423	735,811
3.000%, 05/15/45	38,301	35,022
3.250%, 04/20/33	74,293	69,125
3.250%, 03/20/35	642,517	634,110
3.250%, 11/20/35	340,239	335,776
3.250%, 01/20/36	600,249	592,369
3.500%, 11/15/40	45,930	43,681
3.500%, 04/20/46	232,193	220,117
3.750%, 03/20/46	572,003	559,177
4.000%, 07/20/31	173,633	178,460
4.000%, 04/20/39	137,972	133,607
4.000%, 12/20/40	345,390	334,397
4.000%, 01/15/41	17,849	17,154
4.000%, 02/15/41	151,250	148,117
4.000%, 10/15/41	94,293	91,757
4.000%, 12/20/44	41,940	41,102
4.500%, 06/15/40	101,330	101,640
4.500%, 01/22/54, TBA (c)	3,350,000	3,267,297
5.000%, 05/15/33	25,789	26,157
5.000%, 12/15/39	39,383	39,721
5.000%, 01/15/40	333,755	333,335
5.000%, 07/15/40	76,976	79,208
5.000%, 01/22/54, TBA (c)	5,100,000	5,068,125
5.500%, 07/15/38	90,273	91,490
5.500%, 10/15/38	124,859	126,190
5.500%, 01/22/54, TBA (c)	3,325,000	3,345,521
		17,037,639
U.S. Treasury (28.4%)
U.S. Treasury Bond
4.375%, 08/15/43	16,480,000	16,881,700
4.750%, 11/15/43	11,775,000	12,672,844
4.750%, 11/15/53	13,790,000	15,535,297
U.S. Treasury Note
3.750%, 12/31/28	11,375,000	11,334,121
4.250%, 12/31/25	685,000	685,000
4.375%, 12/15/26	22,760,000	22,994,713

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
4.375%, 11/30/28	$14,105,000	$14,448,809
4.500%, 11/15/33	17,765,000	18,689,335
4.875%, 11/30/25	105,000	106,099
4.875%, 10/31/28	13,570,000	14,176,409
		127,524,327
Vendee Mortgage Trust (0.0%)
Vendee Mortgage Trust, Series 1995-1, Class 2, 7.793%, 02/15/25	859	859
Total government obligations (cost: $306,699,696)		308,648,222
Asset-Backed Securities (6.2%)
AGL CLO 12 Ltd., Series 2021-12A, Class B, 7.277%, 07/20/34 (3-Month USD TERM SOFR + 1.862%) (b) (e)	875,000	870,465
Allegro CLO VIII Ltd., Series 2018-2A, Class A, 6.756%, 07/15/31 (3-Month USD TERM SOFR + 1.362%) (b) (e)	1,094,455	1,092,545
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE1, Class M1, 6.168%, 02/25/34 (1-Month USD TERM SOFR + 1.089%) (b)	361,951	340,957
Chase Funding Trust
Series 2002-3, Class 2A1, 6.110%, 08/25/32 (1-Month USD TERM SOFR + 0.754%) (b)	89,195	84,980
Series 2003-2, Class 2A2, 6.030%, 02/25/33 (1-Month USD TERM SOFR + 0.674%) (b)	98,481	95,304
CIFC Funding Ltd., Series 2022-3A, Class A, 6.822%, 04/21/35 (3-Month USD TERM SOFR + 1.410%) (b) (e)	1,250,000	1,247,500
Commonbond Student Loan Trust
Series 2017-AGS, Class C, 5.280%, 05/25/41 (e)	18,377	16,526
Series 2018-AGS, Class A1, 3.210%, 02/25/44 (e)	528,074	503,679
Series 2018-AGS, Class A2, 5.970%, 02/25/44 (1-Month USD TERM SOFR + 0.614%) (b) (e)	128,306	127,015
Series 2019-AGS, Class A1, 2.540%, 01/25/47 (e)	1,122,297	1,003,561
Series 2021-AGS, Class A, 1.200%, 03/25/52 (e)	470,079	381,552
Eaton Vance CLO Ltd., Series 2019-1A, Class AR, 6.676%, 04/15/31 (3-Month USD TERM SOFR + 1.362%) (b) (e)	1,000,000	999,208
	Principal	Value(a)
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.730%, 07/15/26	$1,054,590	$1,041,759
FRTKL Group, Inc., Series 2021-SFR1, Class G, 4.105%, 09/17/38 (e)	1,250,000	1,087,927
Home Partners of America Trust, Series 2021-1, Class A, 1.698%, 09/17/41 (e)	1,591,505	1,326,131
HPS Loan Management Ltd.
Series 13A-18, Class A2, 7.106%, 10/15/30 (3-Month USD TERM SOFR + 1.712%) (b) (e)	1,000,000	994,350
Series 2021-16A, Class A1, 6.814%, 01/23/35 (3-Month USD TERM SOFR + 1.402%) (b) (e)	1,150,000	1,146,550
Morgan Stanley Dean Witter Capital I, Inc., Series 2002-NC3, Class A2, 6.030%, 08/25/32 (1-Month USD TERM SOFR + 0.674%) (b)	92,902	92,431
Navient Private Education Refi Loan Trust
Series 2020-HA, Class A, 1.310%, 01/15/69 (e)	621,820	568,675
Series 2021-BA, Class A, 0.940%, 07/15/69 (e)	1,359,151	1,178,833
Series 2021-CA, Class A, 1.060%, 10/15/69 (e)	690,202	597,189
Series 2021-FA, Class A, 1.110%, 02/18/70 (e)	1,289,180	1,101,499
Series 2022-A, Class A, 2.230%, 07/15/70 (e)	1,357,476	1,190,742
Octagon 67 Ltd., Series 2023-1A, Class A1, 7.178%, 04/25/36 (3-Month USD TERM SOFR + 1.800%) (b) (e)	1,100,000	1,101,900
Octagon Investment Partners 46 Ltd., Series 2020-2A, Class BR, 7.306%, 07/15/36 (3-Month USD TERM SOFR + 1.912%) (b) (e)	1,125,000	1,112,923
Park Avenue Institutional Advisers CLO Ltd., Series 2021-1A, Class A1A, 7.067%, 01/20/34 (3-Month USD TERM SOFR + 1.652%) (b) (e)	675,000	675,278
Progress Residential Trust
Series 2021-SFR7, Class D, 2.341%, 08/17/40 (e)	1,525,000	1,261,000
Series 2021-SFR8, Class F, 3.181%, 10/17/38 (e)	2,000,000	1,749,080

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Rockford Tower CLO Ltd., Series 2021-2A, Class B, 7.427%, 07/20/34 (3-Month USD TERM SOFR + 2.012%) (b) (e)	$450,000	$446,946
Santander Bank Auto Credit-Linked Notes, Series 2021-1A, Class B, 1.833%, 12/15/31 (e)	328,582	320,408
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class D, 1.570%, 01/15/27 (e)	1,500,000	1,404,699
Saxon Asset Securities Trust, Series 2004-1, Class A, 2.164%, 03/25/35 (1-Month USD TERM SOFR + 0.654%) (b)	197,191	174,774
SoFi Professional Loan Program LLC, Series 2021-B, Class AFX, 1.140%, 02/15/47 (e)	1,770,183	1,488,014
Tricon American Homes Trust, Series 2020-SFR2, Class B, 1.832%, 11/17/39 (e)	975,000	849,109
Total asset-backed securities (cost: $29,433,775)		27,673,509
Other Mortgage-Backed Securities (12.0%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (8.2%)
Agate Bay Mortgage Trust, Series 2015-1, Class B2, 3.655%, 01/25/45 (b) (e)	69,198	64,377
Bear Stearns Mortgage Securities, Inc., Series 1996-6, Class B2, 8.000%, 11/25/29	18,955	19,195
CIM Trust, Series 2023-R3, Class A1A, 4.500%, 01/25/63 (b) (e)	1,669,339	1,515,693
Citigroup Mortgage Loan Trust, Inc.
Series 2018-RP1, Class A1, 3.000%, 09/25/64 (b) (e)	101,100	97,033
Series 2021-INV1, Class A7A, 2.500%, 05/25/51 (b) (e)	1,806,686	1,553,467
CSMC Trust
Series 2013-6, Class B4, 3.376%, 08/25/43 (b) (e)	817,927	733,503
Series 2017-HL1, Class A12, 3.500%, 06/25/47 (b) (e)	841,858	756,392
Series 2020-RPL3, Class A1, 4.046%, 03/25/60 (b) (e)	1,910,873	1,893,045
Series 2020-RPL6, Class A1, 3.377%, 03/25/59 (b) (e)	1,989,418	1,991,611
FARM Mortgage Trust, Series 2021-1, Class A, 2.180%, 01/25/51 (b) (e)	1,511,348	1,196,926
Flagstar Mortgage Trust
Series 2021-5INV, Class A5, 2.500%, 07/25/51 (b) (e)	2,288,415	1,984,842
	Principal	Value(a)
Series 2021-6INV, Class A6, 2.500%, 08/25/51 (b) (e)	$2,021,820	$1,738,449
GS Mortgage-Backed Securities Trust, Series 2014-EB1A, Class B4, 4.747%, 07/25/44 (b) (e)	2,110,021	1,946,926
JP Morgan Mortgage Trust
Series 2014-2, Class B1, 3.412%, 06/25/29 (b) (e)	85,169	78,200
Series 2016-3, Class B3, 3.283%, 10/25/46 (b) (e)	181,383	165,854
Series 2017-2, Class B4, 3.646%, 05/25/47 (b) (e)	2,712,086	2,319,693
Series 2021-13, Class A4, 2.500%, 04/25/52 (b) (e)	3,577,790	3,103,174
Series 2021-4, Class A5, 2.500%, 08/25/51 (b) (e)	2,400,000	1,576,590
JP Morgan Trust, Series 2015-6, Class B4, 3.518%, 10/25/45 (b) (e)	1,375,000	885,066
Luminent Mortgage Trust, Series 2005-1, Class A1, 5.990%, 11/25/35 (1-Month USD TERM SOFR + 0.634%) (b)	1,656,528	1,501,258
MRFC Mortgage Pass-Through Trust, Series 1998-2, Class B1, 6.750%, 06/25/28	2,223	2,215
Seasoned Credit Risk Transfer Trust
Series 2017-2, Class M1, 4.000%, 08/25/56 (b) (e)	715,144	696,209
Series 2017-3, Class M1, 4.000%, 07/25/56 (b)	680,694	667,242
Series 2021-3, Class TT, 2.000%, 03/25/61	1,107,988	985,623
Sequoia Mortgage Trust
Series 2013-8, Class B4, 3.479%, 06/25/43 (b)	441,116	322,191
Series 2015-1, Class B2, 3.930%, 01/25/45 (b) (e)	107,543	101,692
Series 2015-3, Class B1, 3.726%, 07/25/45 (b) (e)	180,861	169,789
Series 2015-4, Class B2, 3.127%, 11/25/30 (b) (e)	58,488	55,033
Series 2017-1, Class B3, 3.607%, 02/25/47 (b) (e)	962,412	738,335
Shellpoint Co-Originator Trust, Series 2017-1, Class B4, 3.594%, 04/25/47 (b) (e)	1,275,642	939,022
Starwood Mortgage Residential Trust
Series 2021-3, Class A1, 1.127%, 06/25/56 (b) (e)	862,459	681,983
Series 2021-6, Class A1, 1.920%, 11/25/66 (b) (e)	1,363,917	1,121,586
Structured Asset Mortgage Investments, Inc.
Series 1998-2, Class B, 6.750%, 05/02/30 (b)	5,605	45
Series 1998-2, Class C, 6.750%, 05/02/30 (b)	3,626	210

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Towd Point Mortgage Trust
Series 2015-2, Class 2M2, 4.706%, 11/25/57 (b) (e)	$1,149,094	$1,138,205
Series 2015-4, Class M2, 3.750%, 04/25/55 (b) (e)	1,468,220	1,441,536
Series 2018-4, Class A1, 3.000%, 06/25/58 (b) (e)	1,632,844	1,505,695
WinWater Mortgage Loan Trust, Series 2015-4, Class B3, 3.665%, 06/20/45 (b) (e)	1,409,945	1,293,440
		36,981,345
Commercial Mortgage-Backed Securities (3.8%)
BAMLL Commercial Mortgage Securities Trust, Series 2014-520M, Class A, 4.185%, 08/15/46 (b) (e)	1,350,000	1,054,899
BB-UBS Trust
Series 2012-SHOW, Class C, 4.026%, 11/05/36 (b) (e)	500,000	449,267
Series 2012-SHOW, Class D, 4.026%, 11/05/36 (b) (e)	500,000	430,863
BCAP LLC Trust, Series 2015-RR2, Class 25A3, 3.361%, 10/28/36 (b) (e)	517,193	513,897
BX Trust, Series 2022-PSB, Class D, 10.055%, 08/15/39 (1-Month USD TERM SOFR + 4.693%) (b) (e)	735,188	733,173
Citigroup Commercial Mortgage Trust, Series 2018-TBR, Class A, 6.490%, 12/15/36 (1-Month USD TERM SOFR + 1.150%) (b) (e)	4,000,000	3,962,684
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5, 3.723%, 03/15/50	1,000,000	947,610
UBS Commercial Mortgage Trust
Series 2017-C1, Class AS, 3.724%, 06/15/50	2,750,000	2,513,862
Series 2017-C6, Class A5, 3.580%, 12/15/50	3,500,000	3,182,559
Series 2017-C7, Class AS, 4.061%, 12/15/50 (b)	1,505,000	1,388,524
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A4, 3.637%, 06/15/48	1,905,000	1,846,072
		17,023,410
Total other mortgage-backed securities (cost: $60,852,269)		54,004,755
Corporate Obligations (21.4%)
Basic Materials (0.3%)
Chemicals (0.3%)
International Flavors & Fragrances, Inc.
2.300%, 11/01/30 (e)	1,340,000	1,107,024
3.468%, 12/01/50 (e)	100,000	68,458
	Principal	Value(a)
4.375%, 06/01/47	$135,000	$103,436
5.000%, 09/26/48	50,000	42,373
SK Invictus Intermediate II SARL, 5.000%, 10/30/29 (e) (f)	50,000	43,125
		1,364,416
Communications (1.4%)
Interactive Media & Services (0.0%)
Northwest Fiber LLC/ Northwest Fiber Finance Sub, Inc., 4.750%, 04/30/27 (e)	75,000	71,625
Media (0.8%)
Cable One, Inc., 4.000%, 11/15/30 (e)	162,000	131,220
Charter Communications Operating LLC/Charter Communications Operating Capital
2.800%, 04/01/31	1,130,000	952,505
4.800%, 03/01/50	1,000,000	771,250
CSC Holdings LLC
5.375%, 02/01/28 (e)	200,000	176,000
5.750%, 01/15/30 (e)	200,000	123,000
6.500%, 02/01/29 (e)	614,000	541,855
7.500%, 04/01/28 (e)	50,000	37,125
Time Warner Cable LLC, 5.500%, 09/01/41	535,000	465,539
VZ Secured Financing BV, 5.000%, 01/15/32 (e) (f)	535,000	452,075
		3,650,569
Telecommunication (0.5%)
AT&T, Inc., 3.550%, 09/15/55	787,000	568,791
CommScope, Inc., 4.750%, 09/01/29 (e)	264,000	176,880
Crown Castle Towers LLC, 4.241%, 07/15/48 (e)	625,000	591,461
Frontier Communications Holdings LLC, 8.625%, 03/15/31 (e)	452,000	459,345
Intelsat Jackson Holdings SA, 6.500%, 03/15/30 (e) (f)	146,000	139,430
Zayo Group Holdings, Inc., 4.000%, 03/01/27 (e)	161,000	129,404
		2,065,311
Wireless Telecommunication Services (0.1%)
Sprint Spectrum Co. LLC/ Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC, 5.152%, 09/20/29 (e)	425,000	422,708
T-Mobile USA, Inc., 2.625%, 04/15/26	250,000	238,132
		660,840
Consumer Cyclical (0.7%)
Entertainment (0.5%)
Warnermedia Holdings, Inc.
5.050%, 03/15/42	1,000,000	880,487
5.141%, 03/15/52	1,500,000	1,293,802
		2,174,289

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Passenger Airlines (0.1%)
JetBlue Pass Through Trust, Series 2020-1, Class A, 4.000%, 05/15/34	$691,173	$630,129
Retail (0.1%)
Fertitta Entertainment LLC/ Fertitta Entertainment Finance Co., Inc., 6.750%, 01/15/30 (e)	133,000	116,708
Michaels Cos., Inc., 7.875%, 05/01/29 (e)	341,000	215,682
Raising Cane's Restaurants LLC, 9.375%, 05/01/29 (e)	35,000	37,144
		369,534
Consumer, Non-cyclical (3.3%)
Agricultural Products (0.6%)
BAT Capital Corp.
2.726%, 03/25/31	750,000	628,816
4.540%, 08/15/47	1,000,000	767,944
Imperial Brands Finance PLC
3.875%, 07/26/29 (e) (f)	30,000	27,977
6.125%, 07/27/27 (e) (f)	470,000	482,282
Reynolds American, Inc., 5.850%, 08/15/45	1,000,000	935,610
		2,842,629
Beverages (0.1%)
Triton Water Holdings, Inc., 6.250%, 04/01/29 (e)	352,000	305,800
Biotechnology (0.0%)
Amgen, Inc., 5.650%, 03/02/53	110,000	115,680
Commercial Services (0.0%)
Adtalem Global Education, Inc., 5.500%, 03/01/28 (e)	45,000	43,313
Upbound Group, Inc., 6.375%, 02/15/29 (e)	54,000	50,220
WASH Multifamily Acquisition, Inc., 5.750%, 04/15/26 (e)	31,000	29,915
		123,448
Food Products (0.6%)
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL, 6.750%, 03/15/34 (e) (f)	580,000	609,000
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.750%, 04/01/33 (f)	830,000	815,475
Pilgrim's Pride Corp.
3.500%, 03/01/32	1,320,000	1,117,050
6.250%, 07/01/33	60,000	61,650
		2,603,175
	Principal	Value(a)
Health Care Providers & Services (1.3%)
Centene Corp.
3.000%, 10/15/30	$1,087,000	$940,255
4.250%, 12/15/27	715,000	689,081
CommonSpirit Health, 4.350%, 11/01/42	405,000	357,325
HCA, Inc., 3.625%, 03/15/32	538,000	481,918
IQVIA, Inc., 5.700%, 05/15/28 (e)	825,000	837,375
Kedrion SpA, 6.500%, 09/01/29 (e) (f)	375,000	343,069
ModivCare Escrow Issuer, Inc., 5.000%, 10/01/29 (e)	329,000	267,312
New York & Presbyterian Hospital, 2.256%, 08/01/40	1,175,000	816,059
Sinai Health System, 3.034%, 01/20/36	1,080,000	986,291
		5,718,685
Household Products (0.0%)
Spectrum Brands, Inc., 5.500%, 07/15/30 (e)	132,000	128,205
Pharmaceuticals (0.7%)
1375209 BC Ltd., 9.000%, 01/30/28 (e) (f)	275,000	266,750
Bayer U.S. Finance II LLC
4.375%, 12/15/28 (e)	1,500,000	1,419,990
4.400%, 07/15/44 (e)	1,000,000	784,899
Bayer U.S. Finance LLC, 6.500%, 11/21/33 (e)	200,000	205,588
Grifols SA, 4.750%, 10/15/28 (e) (f)	281,000	254,656
		2,931,883
Energy (1.4%)
Oil & Gas (0.1%)
Ecopetrol SA, 8.875%, 01/13/33 (f)	40,000	43,400
KazMunayGas National Co. JSC, 5.375%, 04/24/30 (f)	500,000	493,750
		537,150
Pipelines (1.3%)
Energy Transfer LP, 6.850%, 02/15/40	1,850,000	1,955,637
Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/34 (e) (f)	424,720	368,755
NGPL PipeCo LLC, 3.250%, 07/15/31 (e)	1,000,000	867,641
Rockies Express Pipeline LLC, 4.950%, 07/15/29 (e)	256,000	243,200
Tennessee Gas Pipeline Co. LLC, 8.375%, 06/15/32	1,500,000	1,758,172
TransMontaigne Partners LP/TLP Finance Corp., 6.125%, 02/15/26	156,000	141,180

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Venture Global Calcasieu Pass LLC, 6.250%, 01/15/30 (e)	$60,000	$59,700
Venture Global LNG, Inc., 9.500%, 02/01/29 (e)	208,000	219,440
		5,613,725
Financial (11.4%)
Banks (8.1%)
ABN AMRO Bank NV, 2.470%, 12/13/29 (1 year CMT + 1.100%) (b) (e) (f)	500,000	438,427
Bank of America Corp.
2.496%, 02/13/31 (3-Month USD TERM SOFR + 1.252%) (b)	1,000,000	858,266
2.572%, 10/20/32 (SOFRRATE + 1.210%) (b)	55,000	45,327
2.592%, 04/29/31 (SOFRRATE + 2.150%) (b)	590,000	507,421
3.194%, 07/23/30 (3-Month USD TERM SOFR + 1.442%) (b)	2,410,000	2,182,653
Citigroup, Inc.
1.281%, 11/03/25 (SOFRRATE + 0.528%) (b)	2,625,000	2,521,620
2.520%, 11/03/32 (SOFRRATE + 1.177%) (b)	750,000	615,901
2.572%, 06/03/31 (SOFRRATE + 2.107%) (b)	710,000	608,659
3.057%, 01/25/33 (SOFRRATE + 1.351%) (b)	20,000	17,038
Goldman Sachs Group, Inc.
1.431%, 03/09/27 (SOFRRATE + 0.798%) (b)	300,000	275,168
2.383%, 07/21/32 (SOFRRATE + 1.248%) (b)	1,440,000	1,184,524
HSBC Holdings PLC
2.013%, 09/22/28 (SOFRRATE + 1.732%) (b) (f)	995,000	886,073
2.357%, 08/18/31 (SOFRRATE + 1.947%) (b) (f)	1,155,000	958,083
2.804%, 05/24/32 (SOFRRATE + 1.187%) (b) (f)	535,000	445,039
JPMorgan Chase & Co.
0.969%, 06/23/25 (3-Month USD TERM SOFR + 0.580%) (b)	1,000,000	977,686
1.040%, 02/04/27 (3-Month USD TERM SOFR + 0.695%) (b)	2,500,000	2,297,960
1.470%, 09/22/27 (SOFRRATE + 0.765%) (b)	910,000	823,789
2.580%, 04/22/32 (3-Month USD TERM SOFR + 1.250%) (b)	865,000	731,913
Lloyds Banking Group PLC
1.627%, 05/11/27 (1 year CMT + 0.850%) (b) (f)	500,000	457,814
	Principal	Value(a)
3.574%, 11/07/28 (3-Month USD LIBOR + 1.205%) (b) (f)	$630,000	$592,768
Morgan Stanley
1.164%, 10/21/25 (SOFRRATE + 0.560%) (b)	800,000	770,406
1.928%, 04/28/32 (SOFRRATE + 1.020%) (b)	1,354,000	1,087,912
NatWest Group PLC, 4.269%, 03/22/25 (3-Month USD LIBOR + 1.762%) (b) (f)	255,000	254,184
PNC Financial Services Group, Inc.
5.068%, 01/24/34 (SOFRRATE + 1.933%) (b)	600,000	586,150
6.875%, 10/20/34 (SOFRRATE + 2.284%) (b)	920,000	1,020,481
Santander UK Group Holdings PLC
1.089%, 03/15/25 (SOFRRATE + 0.787%) (b) (f)	540,000	535,089
2.469%, 01/11/28 (SOFRRATE + 1.220%) (b) (f)	2,000,000	1,826,696
U.S. Bancorp
3.000%, 07/30/29	765,000	688,622
4.839%, 02/01/34 (SOFRRATE + 1.600%) (b)	320,000	306,752
Series J, 5.300%, 04/15/27 (3-Month USD TERM SOFR + 3.176%) (b)	800,000	716,000
5.836%, 06/12/34 (SOFRRATE + 2.260%) (b)	255,000	262,921
5.850%, 10/21/33 (SOFRRATE + 2.090%) (b)	210,000	216,309
UBS Group AG
2.593%, 09/11/25 (SOFRRATE + 1.560%) (b) (e) (f)	555,000	542,803
3.091%, 05/14/32 (SOFRRATE + 1.730%) (b) (e) (f)	3,795,000	3,222,281
6.373%, 07/15/26 (SOFRRATE + 3.340%) (b) (e) (f)	445,000	450,246
9.016%, 11/15/33 (SOFRRATE + 5.020%) (b) (e) (f)	650,000	797,685
Wells Fargo & Co.
2.393%, 06/02/28 (SOFRRATE + 2.100%) (b)	3,730,000	3,413,398
2.879%, 10/30/30 (3-Month USD TERM SOFR + 1.432%) (b)	1,000,000	888,827
3.000%, 10/23/26	1,100,000	1,045,447
4.897%, 07/25/33 (SOFRRATE + 2.100%) (b)	195,000	189,311
		36,247,649

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Financial Services (0.8%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 01/30/32 (f)	$780,000	$678,006
Air Lease Corp., 3.250%, 10/01/29	1,500,000	1,354,864
Avolon Holdings Funding Ltd., 2.528%, 11/18/27 (e)	1,500,000	1,329,225
GGAM Finance Ltd.,
8.000%, 02/15/27 (e)	130,000	132,600
8.000%, 06/15/28 (e)	221,000	227,354
Helios Leasing I LLC, 1.825%, 05/16/25	20,623	20,108
Jane Street Group/JSG Finance, Inc., 4.500%, 11/15/29 (e)	150,000	139,875
		3,882,032
Insurance (0.9%)
Acrisure LLC/Acrisure Finance, Inc., 7.000%, 11/15/25 (e)	48,000	47,820
Athene Global Funding, 1.985%, 08/19/28 (e)	1,000,000	860,649
Farmers Insurance Exchange, 4.747%, 11/01/57 (3-Month USD LIBOR + 3.231%) (b) (e)	500,000	386,037
Metropolitan Life Global Funding I, 5.150%, 03/28/33 (e)	290,000	294,149
Teachers Insurance & Annuity Association of America, 4.270%, 05/15/47 (e)	2,125,000	1,847,932
Willis North America, Inc., 5.350%, 05/15/33	510,000	514,462
		3,951,049
Investment Companies (0.1%)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.250%, 05/15/27	206,000	185,915
9.750%, 01/15/29 (e)	140,000	142,800
		328,715
Real Estate Investment Trust — Health Care (0.2%)
Healthcare Realty Holdings LP, 3.100%, 02/15/30	1,000,000	876,800
Real Estate Investment Trust — Office Property (0.2%)
Hudson Pacific Properties LP
3.250%, 01/15/30	730,000	547,330
3.950%, 11/01/27	85,000	71,187
4.650%, 04/01/29	165,000	131,175
		749,692
Residential REITs (0.1%)
Invitation Homes Operating Partnership LP
2.000%, 08/15/31	60,000	47,714
2.700%, 01/15/34	460,000	367,321
	Principal	Value(a)
4.150%, 04/15/32	$55,000	$50,412
5.500%, 08/15/33	100,000	99,913
		565,360
Savings and Loans (0.1%)
Nationwide Building Society, 2.972%, 02/16/28 (SOFRRATE + 1.290%) (b) (e) (f)	500,000	464,998
Specialized REITs (0.9%)
American Tower Corp., 2.700%, 04/15/31	920,000	791,458
Extra Space Storage LP
2.400%, 10/15/31	70,000	57,692
2.550%, 06/01/31	575,000	478,081
GLP Capital LP/GLP Financing II, Inc.
3.250%, 01/15/32	7,000	5,843
4.000%, 01/15/30	465,000	425,020
5.300%, 01/15/29	1,000,000	994,306
VICI Properties LP
4.950%, 02/15/30	27,000	26,156
5.125%, 05/15/32	54,000	52,515
VICI Properties LP/VICI Note Co., Inc.
3.750%, 02/15/27 (e)	20,000	18,850
3.875%, 02/15/29 (e)	1,470,000	1,337,700
		4,187,621
Industrials (0.4%)
Construction & Engineering (0.0%)
Artera Services LLC, 9.033%, 12/04/25 (e)	162,000	153,090
Containers & Packaging (0.3%)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.250%, 08/15/27 (e) (f)	446,000	346,765
Berry Global, Inc., 5.500%, 04/15/28 (e)	1,000,000	1,007,500
		1,354,265
Environmental Control (0.1%)
Waste Pro USA, Inc., 5.500%, 02/15/26 (e)	274,000	263,725
Machinery (0.0%)
OT Merger Corp., 7.875%, 10/15/29 (e)	126,000	74,970
Information Technology (0.3%)
Software (0.3%)
Open Text Corp., 6.900%, 12/01/27 (e) (f)	85,000	88,081
Oracle Corp.
3.600%, 04/01/50	675,000	500,545
3.850%, 07/15/36	500,000	436,894
3.950%, 03/25/51	300,000	235,044
6.500%, 04/15/38	160,000	176,477
		1,437,041

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Utilities (2.2%)
Electric Utilities (1.3%)
Duke Energy Carolinas LLC, 4.250%, 12/15/41	$1,280,000	$1,144,771
Duke Energy Florida LLC, 5.875%, 11/15/33	20,000	21,672
Entergy Mississippi LLC, 3.250%, 12/01/27	500,000	473,335
FirstEnergy Transmission LLC, 5.450%, 07/15/44 (e)	2,000,000	1,951,500
MidAmerican Energy Co., 4.250%, 07/15/49	1,750,000	1,532,401
Niagara Mohawk Power Corp., 4.278%, 10/01/34 (e)	490,000	448,571
		5,572,250
Gas Utilities (0.9%)
East Ohio Gas Co., 1.300%, 06/15/25 (e)	1,380,000	1,304,465
Piedmont Natural Gas Co., Inc., 3.350%, 06/01/50	1,410,000	1,001,320
Southern Co. Gas Capital Corp.
3.875%, 11/15/25	1,105,000	1,079,795
4.400%, 05/30/47	775,000	657,320
		4,042,900
Total corporate obligations (cost: $98,778,718)		96,059,250
Bank Loans (1.7%)
1011778 B.C. Unlimited Liability Co., 2023 Term Loan B5, 7.606%, 09/20/30 (1-Month USD TERM SOFR + 2.250%) (b) (e)	59,271	59,250
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, 9.220%, 10/01/25 (1-Month USD TERM SOFR + 3.750%) (b) (e)	9,655	9,253
AAdvantage Loyalty IP Ltd., 2021 Term Loan, 10.427%, 04/20/28 (3-Month USD TERM SOFR + 4.750%) (b) (e)	26,460	27,171
Acrisure LLC, 2020 Term Loan B, 9.150%, 02/15/27 (3-Month USD LIBOR + 3.500%) (b) (e)	246,164	245,285
AI Aqua Merger Sub, Inc., 2021 1st Lien Term Loan B, 9.093%, 07/31/28 (1-Month USD TERM SOFR + 3.750%) (b) (e)	246,250	246,096
Amentum Government Services Holdings LLC, Term Loan B, 9.470%, 01/29/27 (1-Month USD TERM SOFR + 4.000%) (b) (e)	246,173	245,943
	Principal	Value(a)
Arches Buyer, Inc., 2021 Term Loan B, 8.706%, 12/06/27 (1-Month USD TERM SOFR + 3.250%) (b) (e)	$37,658	$36,679
Asurion LLC, 2022 Term Loan B10, 9.456%, 08/19/28 (1-Month USD TERM SOFR + 4.000%) (b) (e)	246,875	245,409
Avolon TLB Borrower 1 U.S. LLC, 2023 Term Loan B6, 7.855%, 06/22/28 (1-Month USD TERM SOFR + 2.000%) (b) (c) (e)	78,030	78,095
Bausch & Lomb Corp., 2023 Incremental Term Loan, 9.356%, 09/29/28 (1-Month USD TERM SOFR + 4.000%) (b) (e)	57,034	56,821
Bausch & Lomb Corp., Term Loan, 8.710%, 05/10/27 (3-Month USD TERM SOFR + 3.250%) (b) (e)	39,717	39,209
Berry Global, Inc., 2023 Term Loan AA, 7.222%, 07/01/29 (1-Month USD TERM SOFR + 1.750%) (b) (e)	302,009	302,120
Buzz Finco LLC, Term Loan B, 8.206%, 01/29/27 (1-Month USD TERM SOFR + 2.750%) (b) (e)	33,072	33,134
Central Parent, Inc., 2023 Term Loan B, 9.348%, 07/06/29 (3-Month USD TERM SOFR + 4.000%) (b) (e)	47,927	48,083
Chemours Co., 2023 USD Term Loan B, 8.856%, 08/18/28 (1-Month USD TERM SOFR + 2.500%) (b) (e)	112,778	112,439
City Brewing Co. LLC, Closing Date Term Loan, 9.164%, 04/05/28 (1-Month USD TERM SOFR + 3.500%) (b) (c) (e)	67,274	52,698
Coherent Corp., 2022 Term Loan B, 8.220%, 07/02/29 (1-Month USD TERM SOFR + 2.750%) (b) (e)	237,158	237,553
CSC Holdings LLC, 2019 Term Loan B5, 7.976%, 04/15/27 (1-Month USD LIBOR + 2.500%) (b) (e)	63,471	59,901

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 9.098%, 04/09/27 (3-Month USD TERM SOFR + 3.750%) (b) (e)	$21,171	$20,972
EagleView Technology Corp., 2018 Add On Term Loan B, 9.111%, 08/14/25 (3-Month USD TERM SOFR + 3.500%) (b) (c) (e)	92,740	90,305
Entegris, Inc., 2023 Term Loan B, 7.856%, 07/06/29 (1-Month USD TERM SOFR + 2.500%, 3-Month USD TERM SOFR + 2.500%) (b) (e)	8,928	8,951
Filtration Group Corp., 2023 USD Term Loan, 9.720%, 10/21/28 (1-Month USD TERM SOFR + 4.250%) (b) (e)	30,075	30,194
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, 9.106%, 10/08/27 (1-Month USD TERM SOFR + 3.750%) (b) (e)	33,883	33,391
Gainwell Acquisition Corp., Term Loan B, 9.448%, 10/01/27 (3-Month USD TERM SOFR + 4.000%) (b) (e)	246,193	238,807
Gen Digital, Inc., 2021 Term Loan A, 6.956%, 09/10/27 (1-Month USD TERM SOFR + 1.500%) (b) (e)	100,691	100,356
Genesee & Wyoming, Inc., Term Loan, 7.448%, 12/30/26 (3-Month USD TERM SOFR + 2.000%) (b) (e)	18,681	18,714
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 7.538%, 11/15/27 (3-Month USD TERM SOFR + 2.000%) (b) (e)	49,870	49,800
GTCR W Merger Sub LLC, Term Loan, 0.000%, 09/20/30 (3-Month USD TERM SOFR + 6.000%) (b) (c) (e)	88,497	88,675
H-Food Holdings LLC, 2018 Term Loan B, 9.269%, 05/23/25 (3-Month USD TERM SOFR + 3.687%) (b) (e)	17,317	13,889
	Principal	Value(a)
ICON Luxembourg SARL, LUX Term Loan, 7.860%, 07/03/28 (3-Month USD TERM SOFR + 2.250%) (b) (e)	$51,829	$51,988
Jazz Financing Lux SARL, USD Term Loan, 8.970%, 05/05/28 (1-Month USD TERM SOFR + 3.500%) (b) (e)	221,774	222,675
KFC Holding Co., 2021 Term Loan B, 7.223%, 03/15/28 (1-Month USD TERM SOFR + 1.750%) (b) (e)	58,966	58,923
Light & Wonder International, Inc., 2022 USD Term Loan, 8.465%, 04/14/29 (1-Month USD TERM SOFR + 3.000%) (b) (e)	246,250	246,558
Medline Borrower LP, USD Term Loan B, 8.470%, 10/23/28 (1-Month USD TERM SOFR + 3.000%) (b) (e)	107,451	107,786
MH Sub I LLC, 2023 Term Loan, 9.606%, 05/03/28 (1-Month USD TERM SOFR + 4.250%) (b) (e)	23,433	23,002
Naked Juice LLC
2nd Lien Term Loan, 11.448%, 01/24/30 (3-Month USD TERM SOFR + 6.000%) (b) (e)	38,193	30,554
Term Loan, 8.570%, 01/24/29 (3-Month USD TERM SOFR + 3.250%) (b) (e)	246,867	238,420
Open Text Corp.
2023 Term Loan B, 8.206%, 01/31/30 (1-Month USD TERM SOFR + 2.750%) (b) (e)	70,784	70,809
Term Loan B, 7.206%, 05/30/25 (1-Month USD TERM SOFR + 1.750%) (b) (e)	35,292	35,321
Oracle Corp., Term Loan A1, 7.055%, 08/16/27 (1-Month USD TERM SOFR + 1.600%) (b) (e)	263,318	262,002
Organon & Co., USD Term Loan, 8.472%, 06/02/28 (1-Month USD TERM SOFR + 3.000%) (b) (e)	455,626	456,196
Patriot Container Corp., 2018 1st Lien Term Loan, 9.106%, 03/20/25 (1-Month USD TERM SOFR + 3.750%) (b) (e)	18,429	17,618

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Peraton Corp., Term Loan B, 9.206%, 02/01/28 (1-Month USD TERM SOFR + 3.750%) (b) (e)	$155,264	$155,419
PRA Health Sciences, Inc., US Term Loan, 7.860%, 07/03/28 (3-Month USD TERM SOFR + 2.250%) (b) (e)	12,913	12,953
Pre-Paid Legal Services, Inc., 2021 Term Loan, 9.220%, 12/15/28 (1-Month USD TERM SOFR + 3.750%) (b) (e)	246,241	243,734
Prime Security Services Borrower LLC, 2023 Term Loan A, 7.691%, 03/14/28 (1-Month USD TERM SOFR + 2.250%) (b) (e)	48,734	48,247
Proofpoint, Inc., 1st Lien Term Loan, 8.720%, 08/31/28 (1-Month USD TERM SOFR + 3.250%) (b) (e)	246,231	246,035
Renaissance Holdings Corp., 2023 Refi Term Loan, 10.106%, 04/05/30 (1-Month USD TERM SOFR + 4.750%) (b) (e)	56,628	56,763
SBA Senior Finance II LLC, 2018 Term Loan B, 7.210%, 04/11/25 (1-Month USD TERM SOFR + 1.750%) (b) (e)	344,213	344,547
Spin Holdco, Inc., 2021 Term Loan, 9.625%, 03/04/28 (3-Month USD TERM SOFR + 4.000%) (b) (e)	246,203	215,273
Star Parent, Inc., Term Loan B, 9.348%, 09/27/30 (3-Month USD TERM SOFR + 4.000%) (b) (e)	45,732	45,309
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, 8.948%, 10/01/26 (3-Month USD TERM SOFR + 3.500%) (b) (e)	286,100	287,352
TransDigm, Inc., 2023 Term Loan I, 8.598%, 08/24/28 (3-Month USD TERM SOFR + 3.250%) (b) (e)	111,121	111,549
TruGreen LP, 2020 Term Loan, 9.456%, 11/02/27 (1-Month USD TERM SOFR + 4.000%) (b) (e)	246,193	237,576
United Airlines, Inc., 2021 Term Loan B, 9.220%, 04/21/28 (1-Month USD TERM SOFR + 3.750%) (b) (e)	195,957	196,374
	Principal	Value(a)
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, 8.220%, 05/18/25 (1-Month USD TERM SOFR + 2.750%) (b) (e)	$40,460	$40,439
WMB Holdings, Inc., Term Loan B, 8.706%, 11/02/29 (1-Month USD TERM SOFR + 3.250%) (b) (e)	214,500	214,768
Zayo Group Holdings, Inc., USD Term Loan, 8.470%, 03/09/27 (1-Month USD TERM SOFR + 3.000%) (b) (e)	300,000	256,875
Total Bank Loans (cost: $7,267,618)		7,364,258
Foreign Bonds (0.5%)
Brazilian Government International Bond, 3.875%, 06/12/30 (f)	200,000	183,000
Colombia Government International Bond, 3.000%, 01/30/30 (f)	300,000	253,524
Dominican Republic International Bond, 4.875%, 09/23/32 (f)	150,000	136,312
Hungary Government International Bond, 2.125%, 09/22/31 (f)	250,000	201,369
Mexico Government International Bond, 2.659%, 05/24/31 (f)	600,000	507,082
Panama Government International Bond, 2.252%, 09/29/32 (f)	500,000	366,250
Republic of South Africa Government International Bond
4.850%, 09/30/29 (f)	200,000	187,250
5.875%, 06/22/30 (f)	200,000	194,000
Romanian Government International Bond, 3.000%, 02/14/31 (f)	300,000	254,550
Total Foreign Bonds (cost: $2,237,704)		2,283,337
Total long-term debt securities (cost: $505,269,780)		496,033,331

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (9.6%)
Investment Companies (3.6%)
State Street Institutional U.S. Government Money Market Fund, current rate 5.320%	16,323,928	$16,323,928
U.S. Government Agencies and Obligations (6.0%)
U.S. Treasury Bill
5.306%, 05/16/24	5,455,000	5,350,162
5.329%, 04/11/24	3,055,000	3,010,999
5.342%, 04/25/24	813,000	799,664
5.352%, 04/16/24	15,270,000	15,038,405
5.377%, 04/23/24	2,785,000	2,739,815
Total U.S. Government Agencies and Obligations (cost: $26,931,454)		26,939,045
Total short-term securities (cost: $43,255,382)		43,262,973
Total investments in securities (cost: $548,525,162) (g)		539,296,304
Liabilities in excess of cash and other assets (-20.2%)		(90,452,789)
Total net assets (100.0%)		$448,843,515

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Variable rate security.

(c)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2023, the total cost of investments issued on a when-issued or forward commitment basis was $98,607,517.

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(f)  Foreign security: the Fund held 4.4% of net assets in foreign securities at December 31, 2023.

(g)  At December 31, 2023, the cost of investments for federal income tax purposes was $549,654,078. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$9,693,341
Gross unrealized depreciation	(18,919,533)
Net unrealized depreciation	$(9,226,192)

Holdings of Open Futures Contracts

On December 31, 2023, $1,154,000 in cash has been have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
2 Year U.S. Treasury Note	March 2024	365	Long	$74,427,748	$75,158,633	$730,885
5 Year U.S. Treasury Note	March 2024	133	Long	14,161,227	14,466,867	305,640
10 Year U.S. Ultra	March 2024	2	Long	225,393	236,031	10,638
U.S. Ultra Bond	March 2024	7	Long	850,737	935,156	84,419
					$90,796,687	$1,131,582

See accompanying notes to financial statements.

SFT Delaware IvySM Growth Fund
Investments in Securities

December 31, 2023

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.7%)
Communication Services (8.6%)
Entertainment (2.1%)
Electronic Arts, Inc.	91,395	$12,503,750
Interactive Media & Services (6.5%)
Alphabet, Inc. Class A (b)	234,674	32,781,611
Alphabet, Inc. Class C (b)	38,659	5,448,213
		38,229,824
Consumer Discretionary (12.6%)
Automobiles (2.2%)
Ferrari NV (c)	38,125	12,902,644
Broadline Retail (6.2%)
Amazon.com, Inc. (b)	241,465	36,688,192
Hotels, Restaurants & Leisure (1.4%)
Booking Holdings, Inc. (b)	2,294	8,137,323
Specialty Retail (0.5%)
Home Depot, Inc.	8,602	2,981,023
Textiles, Apparel & Luxury Goods (2.3%)
LVMH Moet Hennessy Louis Vuitton SE ADR (c)	56,262	9,139,762
NIKE, Inc. Class B	43,608	4,734,520
		13,874,282
Consumer Staples (2.3%)
Beverages (2.3%)
Coca-Cola Co.	235,275	13,864,756
Financial (11.2%)
Capital Markets (5.3%)
Intercontinental Exchange, Inc.	138,684	17,811,186
S&P Global, Inc.	30,849	13,589,602
		31,400,788
Financial Services (5.9%)
Visa, Inc. Class A	134,633	35,051,701
Health Care (11.8%)
Health Care Equipment & Supplies (3.1%)
Cooper Cos., Inc.	25,286	9,569,234
Intuitive Surgical, Inc. (b)	26,619	8,980,186
		18,549,420
Health Care Providers & Services (3.9%)
UnitedHealth Group, Inc.	44,437	23,394,747
Health Care Technology (1.0%)
Veeva Systems, Inc. Class A (b)	29,589	5,696,474
Life Sciences Tools & Services (2.8%)
Danaher Corp.	71,275	16,488,759
Pharmaceuticals (1.0%)
Zoetis, Inc.	30,186	5,957,811
	Shares	Value(a)
Industrials (9.4%)
Commercial Services & Supplies (2.2%)
Waste Connections, Inc. (c)	86,932	$12,976,339
Ground Transportation (1.7%)
JB Hunt Transport Services, Inc.	46,431	9,274,128
Union Pacific Corp.	4,811	1,181,678
		10,455,806
Professional Services (5.5%)
Broadridge Financial Solutions, Inc.	56,106	11,543,809
Equifax, Inc.	49,032	12,125,123
TransUnion	51,970	3,570,859
Verisk Analytics, Inc.	21,631	5,166,781
		32,406,572
Information Technology (40.4%)
Communications Equipment (3.3%)
Motorola Solutions, Inc.	62,131	19,452,595
IT Services (3.6%)
VeriSign, Inc. (b)	104,449	21,512,316
Semiconductors & Semiconductor Equipment (4.9%)
NVIDIA Corp.	58,574	29,007,016
Software (21.4%)
Adobe, Inc. (b)	14,793	8,825,504
Autodesk, Inc. (b)	27,883	6,788,953
Intuit, Inc.	28,848	18,030,865
Microsoft Corp.	217,895	81,937,236
Salesforce, Inc. (b)	42,917	11,293,179
		126,875,737
Technology Hardware Storage & Peripherals (7.2%)
Apple, Inc.	222,036	42,748,591
Real Estate (3.4%)
Real Estate Management & Development (3.4%)
CoStar Group, Inc. (b)	232,422	20,311,359
Total common stocks (cost: $320,923,096)		591,467,825
Short-Term Securities (0.4%)
Investment Companies (0.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 5.320%	2,305,323	2,305,323
Total short-term securities (cost: $2,305,323)		2,305,323
Total investments in securities (cost: $323,228,419) (d)		593,773,148
Liabilities in excess of cash and other assets (-0.1%)		(517,292)
Total net assets (100.0%)		$593,255,856

See accompanying notes to financial statements.

SFT Delaware IvySM Growth Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: the Fund held 5.9% of net assets in foreign securities at December 31, 2023.

(d)  At December 31, 2023, the cost of investments for federal income tax purposes was $323,820,232. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$272,021,674
Gross unrealized depreciation	(2,068,758)
Net unrealized appreciation	$269,952,916

See accompanying notes to financial statements.

SFT Delaware IvySM Small Cap Growth Fund
Investments in Securities

December 31, 2023

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.8%)
Communication Services (0.8%)
Diversified Telecommunication Services (0.8%)
Iridium Communications, Inc.	27,775	$1,143,219
Consumer Discretionary (15.9%)
Automobile Components (1.4%)
Visteon Corp. (b)	16,275	2,032,747
Entertainment (1.1%)
IMAX Corp. (b) (c)	111,026	1,667,611
Hotels, Restaurants & Leisure (7.6%)
First Watch Restaurant Group, Inc. (b)	66,583	1,338,318
Light & Wonder, Inc. (b)	24,106	1,979,344
Red Rock Resorts, Inc. Class A	60,820	3,243,531
Texas Roadhouse, Inc.	18,889	2,308,802
Wingstop, Inc.	9,989	2,562,978
		11,432,973
Household Durables (3.0%)
Installed Building Products, Inc.	8,165	1,492,725
Meritage Homes Corp.	17,096	2,978,123
		4,470,848
Leisure Product (0.5%)
Acushnet Holdings Corp.	12,021	759,367
Specialty Retail (2.3%)
Abercrombie & Fitch Co. Class A (b)	24,593	2,169,594
Boot Barn Holdings, Inc. (b)	17,409	1,336,315
		3,505,909
Consumer Staples (4.3%)
Beverages (1.3%)
MGP Ingredients, Inc.	20,142	1,984,390
Personal Products (3.0%)
BellRing Brands, Inc. (b)	45,610	2,528,162
elf Beauty, Inc. (b)	13,357	1,927,950
		4,456,112
Energy (2.6%)
Energy Equipment & Services (2.4%)
Cactus, Inc. Class A	36,683	1,665,408
Weatherford International PLC (b) (c)	19,752	1,932,338
		3,597,746
Oil, Gas & Consumable Fuels (0.2%)
SM Energy Co.	9,789	379,030
Financial (6.1%)
Capital Markets (2.0%)
Houlihan Lokey, Inc.	25,185	3,019,933
Financial Services (2.8%)
Flywire Corp. (b)	101,395	2,347,294
Shift4 Payments, Inc. Class A (b)	26,196	1,947,411
		4,294,705
	Shares	Value(a)
Insurance (1.3%)
Kinsale Capital Group, Inc.	5,723	$1,916,690
Health Care (20.5%)
Biotechnology (4.5%)
Halozyme Therapeutics, Inc. (b)	44,444	1,642,650
Insmed, Inc. (b)	74,087	2,295,956
Vericel Corp. (b)	79,550	2,832,776
		6,771,382
Health Care Equipment & Supplies (4.4%)
Axonics, Inc. (b)	34,406	2,141,085
Integer Holdings Corp. (b)	16,981	1,682,478
TransMedics Group, Inc. (b)	34,823	2,748,579
		6,572,142
Health Care Providers & Services (7.2%)
Acadia Healthcare Co., Inc. (b)	28,272	2,198,431
HealthEquity, Inc. (b)	20,997	1,392,101
NeoGenomics, Inc. (b)	73,749	1,193,259
Option Care Health, Inc. (b)	67,863	2,286,304
Progyny, Inc. (b)	100,419	3,733,578
		10,803,673
Health Care Technology (1.6%)
Evolent Health, Inc. Class A (b)	76,051	2,511,965
Life Sciences Tools & Services (0.8%)
CryoPort, Inc. (b)	76,977	1,192,374
Pharmaceuticals (2.0%)
ANI Pharmaceuticals, Inc. (b)	15,881	875,678
Harmony Biosciences Holdings, Inc. (b)	40,269	1,300,689
Intra-Cellular Therapies, Inc. (b)	11,108	795,555
		2,971,922
Industrials (21.4%)
Aerospace & Defense (0.8%)
AeroVironment, Inc. (b)	10,019	1,262,795
Building Products (1.0%)
Trex Co., Inc. (b)	17,550	1,452,965
Commercial Services & Supplies (2.0%)
Clean Harbors, Inc. (b)	17,069	2,978,711
Electrical Equipment (1.3%)
EnerSys	19,720	1,990,931
Machinery (3.3%)
Chart Industries, Inc. (b)	8,996	1,226,425
Federal Signal Corp.	49,403	3,791,186
		5,017,611
Marine Transportation (1.4%)
Kirby Corp. (b)	27,010	2,119,745
Professional Services (9.6%)
CBIZ, Inc. (b)	67,053	4,196,847
Legalzoom.com, Inc. (b)	133,981	1,513,985
Parsons Corp. (b)	66,347	4,160,621

See accompanying notes to financial statements.

SFT Delaware IvySM Small Cap Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Paycor HCM, Inc. (b)	130,246	$2,812,011
Verra Mobility Corp. (b)	74,708	1,720,525
		14,403,989
Trading Companies & Distributors (2.0%)
SiteOne Landscape Supply, Inc. (b)	18,517	3,009,012
Information Technology (24.1%)
Communications Equipment (2.0%)
Calix, Inc. (b)	41,265	1,802,868
Harmonic, Inc. (b)	91,137	1,188,426
		2,991,294
Computer Peripherals (1.0%)
Super Micro Computer, Inc. (b)	5,201	1,478,436
Electronic Equipment, Instruments & Components (1.9%)
Advanced Energy Industries, Inc.	16,203	1,764,831
Belden, Inc.	14,655	1,132,099
		2,896,930
Semiconductors & Semiconductor Equipment (5.9%)
Allegro MicroSystems, Inc. (b)	77,460	2,344,714
Onto Innovation, Inc. (b)	18,792	2,873,297
Power Integrations, Inc.	9,037	742,028
Rambus, Inc. (b)	41,541	2,835,173
		8,795,212
Software (13.3%)
Box, Inc. Class A (b)	35,493	908,976
Braze, Inc. Class A (b)	20,973	1,114,296
CyberArk Software Ltd. (b) (c)	25,489	5,583,365
DoubleVerify Holdings, Inc. (b)	87,411	3,214,977
	Shares	Value(a)
Instructure Holdings, Inc. (b)	68,944	$1,862,177
Sprout Social, Inc. Class A (b)	62,942	3,867,156
Tenable Holdings, Inc. (b)	65,392	3,011,956
Varonis Systems, Inc. (b)	10,106	457,600
		20,020,503
Materials (2.1%)
Metals & Mining (2.1%)
ATI, Inc. (b)	70,553	3,208,045
Total common stocks (cost: $130,835,884)		147,110,917
Mutual Funds (1.1%)
Investment Companies (1.1%)
iShares Russell 2000 Growth ETF	6,286	1,585,455
Total mutual funds (cost: $1,398,285)		1,585,455
Short-Term Securities (1.2%)
Investment Companies (1.2%)
State Street Institutional U.S. Government Money Market Fund, current rate 5.320%	1,823,575	1,823,575
Total short-term securities (cost: $1,823,575)		1,823,575
Total investments in securities (cost: $134,057,744) (d)		150,519,947
Liabilities in excess of cash and other assets (-0.1%)		(161,565)
Total net assets (100.0%)		$150,358,382

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: the Fund held 6.1% of net assets in foreign securities at December 31, 2023.

(d)  At December 31, 2023, the cost of investments for federal income tax purposes was $134,798,566. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$22,953,345
Gross unrealized depreciation	(7,231,964)
Net unrealized appreciation	$15,721,381

See accompanying notes to financial statements.

SFT Equity Stabilization Fund
Investments in Securities

December 31, 2023

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Mutual Funds (90.0%)
Investment Companies (90.0%)
BlackRock Short Maturity Bond ETF (b)	318,620	$16,096,682
iShares Core High Dividend ETF (b)	552,202	56,319,082
iShares Edge MSCI Minimum Volatility EAFE ETF (b)	1,095,448	75,958,364
iShares Edge MSCI Minimum Volatility Emerging Markets ETF (b)	347,420	19,313,078
iShares Edge MSCI Minimum Volatility USA ETF (b) (c)	1,290,762	100,718,159
iShares MSCI Germany ETF (b)	448,182	13,306,524
Total mutual funds (cost: $233,045,998)		281,711,889
	Shares	Value(a)
Short-Term Securities (7.7%)
Investment Companies (7.7%)
State Street Institutional U.S. Government Money Market Fund, current rate 5.320%	24,268,153	$24,268,153
Total investments excluding purchased options (cost: $257,314,151)		305,980,042
Total purchased options outstanding (0.0%) (cost: $138,654)		36,640
Total investments in securities (cost: $257,452,805) (d)		306,016,682
Cash and other assets in excess of liabilities (2.3%)		7,351,738
Total net assets (100.0%)		$313,368,420

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Reports and other information about these investment companies are available in the EDGAR database on the SEC's website at www.sec.gov.

(c)  Fully or partially pledged as initial margin deposits on open futures contracts.

(d)  At December 31, 2023, the cost of investments for federal income tax purposes was $260,417,628. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$46,414,614
Gross unrealized depreciation	–
Net unrealized appreciation	$46,414,614

Holdings of Open Futures Contracts

On December 31, 2023, securities with an aggregate market value of $13,733,280 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500 E-Mini Index Future	March 2024	103	Long	$23,999,337	$24,823,000	$823,663

Put Options Purchased:

The Fund had the following put options purchased open at December 31, 2023:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$4,525	January 2024	33	$3,300	$30,690
S&P 500 Index	4,300	January 2024	35	3,500	5,950
					$36,640

See accompanying notes to financial statements.

SFT Equity Stabilization Fund
Investments in Securities – continued

Put Options Written:

The Fund had the following put options written open at December 31, 2023:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$3,845	January 2024	35	$3,500	$(2,625)
S&P 500 Index	4,055	January 2024	33	3,300	(5,478)
					$(8,103)

See accompanying notes to financial statements.

SFT Government Money Market Fund
Investments in Securities

December 31, 2023

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Short-Term Securities (100.3%)
U.S. Government Obligations (91.3%)
Discount Notes (91.3%)
Federal Home Loan Bank 5.167%, 01/18/24 (b)	$15,000,000	$14,962,777
5.194%, 01/19/24 (b)	10,000,000	9,973,675
5.240%, 01/19/24 (b)	8,600,000	8,577,167
5.272%, 01/26/24 (b)	13,250,000	13,201,600
5.329%, 01/31/24 (b)	3,660,000	3,643,896
5.333%, 01/26/24 (b)	10,000,000	9,963,056
5.366%, 02/07/24 (b)	20,000,000	19,891,467
5.389%, 03/01/24 (b)	1,151,000	1,140,948
U.S. Treasury Bill 2.005%, 02/15/24	5,000,000	4,987,506
2.713%, 01/30/24	20,000,000	19,997,067
3.668%, 02/15/24	12,000,000	11,945,642
5.102%, 01/16/24	20,000,000	19,956,425
5.348%, 02/06/24	7,000,000	6,963,127
5.361%, 02/13/24	15,000,000	14,905,875
5.385%, 02/27/24	25,000,000	24,792,504
5.391%, 03/12/24	25,000,000	24,742,378
Total U.S. government obligations (cost: $209,645,110)		209,645,110
	Shares	Value(a)
Investment Companies (9.0%)
State Street Institutional U.S. Government Money Market Fund, current rate 5.320%	20,605,104	$20,605,104
Total short-term securities (cost: $230,250,214)		230,250,214
Total investments in securities (cost: $230,250,214) (c)		230,250,214
Liabilities in excess of cash and other assets (-0.3%)		(780,916)
Total net assets (100.0%)		$229,469,298

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Rate represents annualized yield at date of purchase.

(c)  Also represents the cost of securities for federal income tax purposes at December 31, 2023.

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities

December 31, 2023

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (96.6%)
Communication Services (1.7%)
Diversified Telecommunication Services (0.4%)
Frontier Communications Parent, Inc. (b)	18,634	$472,186
Iridium Communications, Inc.	10,452	430,204
		902,390
Entertainment (0.2%)
TKO Group Holdings, Inc.	4,976	405,942
Interactive Media & Services (0.3%)
Ziff Davis, Inc. (b)	3,837	257,808
ZoomInfo Technologies, Inc. (b)	24,999	462,232
		720,040
Media (0.8%)
Cable One, Inc.	448	249,352
New York Times Co. Class A	13,753	673,759
Nexstar Media Group, Inc.	2,720	426,360
TEGNA, Inc.	16,622	254,317
		1,603,788
Consumer Discretionary (15.3%)
Automobile Components (1.4%)
Adient PLC (b) (c)	7,832	284,772
Autoliv, Inc.	6,320	696,401
Fox Factory Holding Corp. (b)	3,488	235,370
Gentex Corp.	19,672	642,487
Goodyear Tire & Rubber Co. (b)	23,910	342,391
Lear Corp.	4,875	688,399
Visteon Corp. (b)	2,388	298,261
		3,188,081
Automobiles (0.4%)
Harley-Davidson, Inc.	10,695	394,004
Thor Industries, Inc.	4,515	533,898
		927,902
Broadline Retail (0.5%)
Macy's, Inc.	23,083	464,430
Nordstrom, Inc.	8,107	149,574
Ollie's Bargain Outlet Holdings, Inc. (b)	5,134	389,619
		1,003,623
Diversified Consumer Services (0.9%)
Graham Holdings Co. Class B	358	249,354
Grand Canyon Education, Inc. (b)	2,525	333,401
H&R Block, Inc.	12,146	587,502
Service Corp. International	12,468	853,435
		2,023,692
	Shares	Value(a)
Hotels, Restaurants & Leisure (3.4%)
Aramark	22,010	$618,481
Boyd Gaming Corp.	5,863	367,082
Choice Hotels International, Inc.	2,101	238,043
Churchill Downs, Inc.	5,769	778,411
Hilton Grand Vacations, Inc. (b)	6,014	241,643
Hyatt Hotels Corp. Class A	3,732	486,690
Light & Wonder, Inc. (b)	7,599	623,954
Marriott Vacations Worldwide Corp.	2,772	235,315
Penn Entertainment, Inc. (b)	12,792	332,848
Planet Fitness, Inc. Class A (b)	7,162	522,826
Texas Roadhouse, Inc.	5,653	690,966
Travel & Leisure Co.	6,111	238,879
Vail Resorts, Inc.	3,265	696,980
Wendy's Co.	14,099	274,649
Wingstop, Inc.	2,539	651,457
Wyndham Hotels & Resorts, Inc.	7,001	562,950
		7,561,174
Household Durables (1.9%)
Helen of Troy Ltd. (b) (c)	2,041	246,573
KB Home	6,461	403,554
Leggett & Platt, Inc.	11,181	292,607
Taylor Morrison Home Corp. (b)	9,067	483,725
Tempur Sealy International, Inc.	14,481	738,097
Toll Brothers, Inc.	9,070	932,305
TopBuild Corp. (b)	2,690	1,006,759
		4,103,620
Leisure Products (0.9%)
Brunswick Corp.	5,807	561,827
Mattel, Inc. (b)	29,810	562,813
Polaris, Inc.	4,413	418,220
YETI Holdings, Inc. (b)	7,246	375,198
		1,918,058
Specialty Retail (3.9%)
AutoNation, Inc. (b)	2,175	326,641
Burlington Stores, Inc. (b)	5,490	1,067,695
Dick's Sporting Goods, Inc.	5,186	762,083
Five Below, Inc. (b)	4,714	1,004,836
Floor & Decor Holdings, Inc. Class A (b)	9,020	1,006,271
GameStop Corp. Class A (b)	22,614	396,423
Gap, Inc.	18,081	378,074
Lithia Motors, Inc.	2,334	768,540
Murphy USA, Inc.	1,653	589,394
Penske Automotive Group, Inc.	1,653	265,323
RH (b)	1,309	381,547
Valvoline, Inc. (b)	11,644	437,582
Williams-Sonoma, Inc.	5,439	1,097,481
		8,481,890
See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Textiles, Apparel & Luxury Goods (2.0%)
Capri Holdings Ltd. (b) (c)	9,730	$488,835
Carter's, Inc.	3,055	228,789
Columbia Sportswear Co.	2,860	227,484
Crocs, Inc. (b)	5,111	477,419
Deckers Outdoor Corp. (b)	2,214	1,479,904
PVH Corp.	5,099	622,690
Skechers USA, Inc. Class A (b)	11,274	702,821
Under Armour, Inc. Class A (b)	15,883	139,612
Under Armour, Inc. Class C (b)	16,323	136,297
		4,503,851
Consumer Staples (4.0%)
Beverages (0.6%)
Boston Beer Co., Inc. Class A (b)	785	271,288
Celsius Holdings, Inc. (b)	12,504	681,718
Coca-Cola Consolidated, Inc.	420	389,928
		1,342,934
Consumer Staples Distribution & Retail (1.8%)
BJ's Wholesale Club Holdings, Inc. (b)	11,281	751,992
Casey's General Stores, Inc.	3,167	870,102
Grocery Outlet Holding Corp. (b)	8,366	225,547
Performance Food Group Co. (b)	13,125	907,594
Sprouts Farmers Market, Inc. (b)	8,539	410,811
U.S. Foods Holding Corp. (b)	19,088	866,786
		4,032,832
Food Products (1.1%)
Darling Ingredients, Inc. (b)	13,408	668,255
Flowers Foods, Inc.	16,187	364,369
Ingredion, Inc.	5,502	597,132
Lancaster Colony Corp.	1,697	282,364
Pilgrim's Pride Corp. (b)	3,309	91,527
Post Holdings, Inc. (b)	4,303	378,922
		2,382,569
Personal Products (0.5%)
BellRing Brands, Inc. (b)	11,033	611,559
Coty, Inc. Class A (b)	31,605	392,534
		1,004,093
Energy (4.9%)
Energy Equipment & Services (1.0%)
ChampionX Corp.	16,439	480,183
NOV, Inc.	33,244	674,188
Valaris Ltd. (b) (c)	5,257	360,473
Weatherford International PLC (b) (c)	6,104	597,154
		2,111,998
Oil, Gas & Consumable Fuels (3.9%)
Antero Midstream Corp.	28,743	360,150
Antero Resources Corp. (b)	23,815	540,124
	Shares	Value(a)
Chesapeake Energy Corp.	9,345	$719,004
Chord Energy Corp.	3,517	584,631
Civitas Resources, Inc.	7,130	487,549
CNX Resources Corp. (b)	13,406	268,120
DT Midstream, Inc.	8,107	444,264
Equitrans Midstream Corp.	36,564	372,222
HF Sinclair Corp.	13,212	734,191
Matador Resources Co.	9,285	527,945
Murphy Oil Corp.	12,384	528,301
Ovintiv, Inc.	21,418	940,679
PBF Energy, Inc. Class A	9,178	403,465
Permian Resources Corp.	35,088	477,197
Range Resources Corp.	20,342	619,210
Southwestern Energy Co. (b)	92,955	608,855
		8,615,907
Financial (15.6%)
Capital Markets (2.7%)
Affiliated Managers Group, Inc.	2,853	432,001
Carlyle Group, Inc.	18,230	741,779
Evercore, Inc. Class A	2,952	504,940
Federated Hermes, Inc.	7,278	246,433
Houlihan Lokey, Inc.	4,356	522,328
Interactive Brokers Group, Inc. Class A	8,960	742,784
Janus Henderson Group PLC (c)	11,124	335,389
Jefferies Financial Group, Inc.	14,206	574,064
Morningstar, Inc.	2,204	630,873
SEI Investments Co.	8,420	535,091
Stifel Financial Corp.	8,607	595,174
		5,860,856
Commercial Banks (5.5%)
Associated Banc-Corp.	12,541	268,252
Bank OZK	8,812	439,102
Cadence Bank	15,367	454,710
Columbia Banking System, Inc.	17,565	468,634
Commerce Bancshares, Inc.	9,991	533,619
Cullen/Frost Bankers, Inc.	5,431	589,209
East West Bancorp, Inc.	11,883	854,982
First Financial Bankshares, Inc.	10,781	326,664
First Horizon Corp.	47,156	667,729
FNB Corp.	30,282	416,983
Glacier Bancorp, Inc.	9,291	383,904
Hancock Whitney Corp.	7,194	349,556
Home BancShares, Inc.	15,836	401,126
International Bancshares Corp.	4,419	240,040
New York Community Bancorp, Inc.	60,972	623,744
Old National Bancorp	24,682	416,879
Pinnacle Financial Partners, Inc.	6,501	567,017
Prosperity Bancshares, Inc.	7,838	530,868
SouthState Corp.	6,437	543,605
Synovus Financial Corp.	12,280	462,342
Texas Capital Bancshares, Inc. (b)	3,965	256,258
UMB Financial Corp.	3,698	308,968
United Bankshares, Inc.	11,328	425,366

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Valley National Bancorp	35,989	$390,841
Webster Financial Corp.	14,518	736,934
Wintrust Financial Corp.	5,184	480,816
		12,138,148
Consumer Finance (0.7%)
Ally Financial, Inc.	22,892	799,389
FirstCash Holdings, Inc.	3,132	339,477
SLM Corp.	19,049	364,217
		1,503,083
Financial Services (1.8%)
Equitable Holdings, Inc.	26,851	894,138
Essent Group Ltd. (c)	8,961	472,603
Euronet Worldwide, Inc. (b)	3,697	375,209
MGIC Investment Corp.	23,402	451,425
Voya Financial, Inc.	8,816	643,215
Western Union Co.	30,749	366,528
WEX, Inc. (b)	3,638	707,773
		3,910,891
Insurance (4.3%)
American Financial Group, Inc.	5,506	654,608
Brighthouse Financial, Inc. (b)	5,418	286,721
CNO Financial Group, Inc.	9,466	264,101
Erie Indemnity Co. Class A	2,112	707,351
Fidelity National Financial, Inc.	21,800	1,112,236
First American Financial Corp.	8,631	556,182
Hanover Insurance Group, Inc.	3,028	367,660
Kemper Corp.	5,000	243,350
Kinsale Capital Group, Inc.	1,920	643,027
Old Republic International Corp.	22,005	646,947
Primerica, Inc.	2,929	602,671
Reinsurance Group of America, Inc.	5,608	907,262
RenaissanceRe Holdings Ltd. (c)	4,435	869,260
RLI Corp.	3,398	452,342
Selective Insurance Group, Inc.	5,130	510,332
Unum Group	15,472	699,644
		9,523,694
Mortgage REITs (0.6%)
Annaly Capital Management, Inc.	42,203	817,472
Starwood Property Trust, Inc.	25,067	526,908
		1,344,380
Health Care (7.5%)
Biotechnology (1.5%)
Arrowhead Pharmaceuticals, Inc. (b)	8,979	274,757
Exelixis, Inc. (b)	26,243	629,570
	Shares	Value(a)
Halozyme Therapeutics, Inc. (b)	11,073	$409,258
Neurocrine Biosciences, Inc. (b)	8,271	1,089,787
United Therapeutics Corp. (b)	3,975	874,063
		3,277,435
Health Care Equipment & Supplies (2.3%)
Enovis Corp. (b)	4,185	234,444
Envista Holdings Corp. (b)	14,465	348,028
Globus Medical, Inc. Class A (b)	9,735	518,778
Haemonetics Corp. (b)	4,295	367,266
Inari Medical, Inc. (b)	4,223	274,157
Integra LifeSciences Holdings Corp. (b)	5,739	249,933
Lantheus Holdings, Inc. (b)	5,696	353,152
LivaNova PLC (b) (c)	4,463	230,916
Masimo Corp. (b)	3,757	440,358
Neogen Corp. (b)	16,567	333,162
Penumbra, Inc. (b)	3,255	818,763
QuidelOrtho Corp. (b)	4,086	301,138
Shockwave Medical, Inc. (b)	3,112	593,023
		5,063,118
Health Care Providers & Services (2.0%)
Acadia Healthcare Co., Inc. (b)	7,706	599,219
Amedisys, Inc. (b)	2,764	262,746
Chemed Corp.	1,277	746,726
Encompass Health Corp.	8,389	559,714
HealthEquity, Inc. (b)	7,139	473,316
Option Care Health, Inc. (b)	14,948	503,598
Patterson Cos., Inc.	7,107	202,194
Progyny, Inc. (b)	7,030	261,375
R1 RCM, Inc. (b)	16,578	175,229
Tenet Healthcare Corp. (b)	8,500	642,345
		4,426,462
Health Care Technology (0.1%)
Doximity, Inc. Class A (b)	9,971	279,587
Life Sciences Tools & Services (1.1%)
Azenta, Inc. (b)	4,995	325,374
Bruker Corp.	7,826	575,054
Medpace Holdings, Inc. (b)	1,967	602,945
Repligen Corp. (b)	4,391	789,502
Sotera Health Co. (b)	8,278	139,484
		2,432,359
Pharmaceuticals (0.5%)
Jazz Pharmaceuticals PLC (b) (c)	5,347	657,681
Perrigo Co. PLC (c)	11,368	365,822
		1,023,503
Industrials (20.5%)
Aerospace & Defense (1.2%)
BWX Technologies, Inc.	7,647	586,754
Curtiss-Wright Corp.	3,244	722,731
Hexcel Corp.	7,054	520,233
Woodward, Inc.	5,117	696,577
		2,526,295

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Air Freight & Logistics (0.3%)
GXO Logistics, Inc. (b)	9,973	$609,949
Building Products (3.3%)
Advanced Drainage Systems, Inc.	5,765	810,789
Carlisle Cos., Inc.	4,109	1,283,775
Fortune Brands Innovations, Inc.	10,641	810,206
Lennox International, Inc.	2,707	1,211,437
Owens Corning	7,500	1,111,725
Simpson Manufacturing Co., Inc.	3,614	715,500
Trex Co., Inc. (b)	9,095	752,975
UFP Industries, Inc.	5,239	657,756
		7,354,163
Commercial Services & Supplies (1.3%)
Brink's Co.	3,802	334,386
Clean Harbors, Inc. (b)	4,265	744,285
MSA Safety, Inc.	3,129	528,269
Stericycle, Inc. (b)	7,736	383,396
Tetra Tech, Inc.	4,509	752,688
		2,743,024
Construction & Engineering (1.9%)
AECOM	11,650	1,076,810
Comfort Systems USA, Inc.	3,014	619,889
EMCOR Group, Inc.	3,992	859,997
Fluor Corp. (b)	14,378	563,186
MasTec, Inc. (b)	5,019	380,039
MDU Resources Group, Inc.	17,148	339,530
Valmont Industries, Inc.	1,780	415,648
		4,255,099
Electrical Equipment (1.5%)
Acuity Brands, Inc.	2,641	540,956
EnerSys	3,376	340,841
nVent Electric PLC (c)	13,941	823,774
Regal Rexnord Corp.	5,616	831,280
Sensata Technologies Holding PLC (c)	12,773	479,881
Sunrun, Inc. (b)	18,295	359,131
		3,375,863
Ground Transportation (1.9%)
Avis Budget Group, Inc.	1,559	276,348
Hertz Global Holdings, Inc. (b)	11,170	116,056
Knight-Swift Transportation Holdings, Inc.	13,561	781,792
Landstar System, Inc.	3,044	589,471
Ryder System, Inc.	3,740	430,324
Saia, Inc. (b)	2,248	985,119
Werner Enterprises, Inc.	5,269	223,247
XPO, Inc. (b)	9,722	851,550
		4,253,907
Machinery (4.7%)
AGCO Corp.	5,264	639,102
Chart Industries, Inc. (b)	3,555	484,653
Crane Co.	4,135	488,509
Donaldson Co., Inc.	10,169	664,544
	Shares	Value(a)
Esab Corp.	4,797	$415,516
Flowserve Corp.	11,013	453,956
Graco, Inc.	14,213	1,233,120
ITT, Inc.	6,953	829,632
Lincoln Electric Holdings, Inc.	4,862	1,057,291
Middleby Corp. (b)	4,540	668,152
Oshkosh Corp.	5,530	599,507
RBC Bearings, Inc. (b)	2,461	701,114
Terex Corp.	5,608	322,236
Timken Co.	5,435	435,615
Toro Co.	8,700	835,113
Watts Water Technologies, Inc. Class A	2,319	483,140
		10,311,200
Marine Transportation (0.2%)
Kirby Corp. (b)	4,939	387,613
Professional Services (2.8%)
ASGN, Inc. (b)	3,983	383,045
CACI International, Inc. Class A (b)	1,931	625,374
Concentrix Corp.	3,990	391,858
ExlService Holdings, Inc. (b)	13,918	429,370
Exponent, Inc.	4,206	370,296
FTI Consulting, Inc. (b)	2,997	596,853
Genpact Ltd. (c)	14,029	486,947
Insperity, Inc.	2,969	348,026
KBR, Inc.	11,327	627,629
ManpowerGroup, Inc.	4,099	325,747
Maximus, Inc.	5,048	423,325
Paylocity Holding Corp. (b)	3,655	602,527
Science Applications International Corp.	4,446	552,727
		6,163,724
Trading Companies & Distributors (1.4%)
Core & Main, Inc. Class A (b)	11,576	467,786
GATX Corp.	2,998	360,420
MSC Industrial Direct Co., Inc. Class A	3,913	396,230
Watsco, Inc.	2,941	1,260,130
WESCO International, Inc.	3,743	650,833
		3,135,399
Information Technology (9.3%)
Computer Peripherals (0.5%)
Super Micro Computer, Inc. (b)	3,968	1,127,944
Communications Equipment (0.5%)
Calix, Inc. (b)	4,883	213,338
Ciena Corp. (b)	12,476	561,545
Lumentum Holdings, Inc. (b)	5,654	296,383
		1,071,266
Electronic Equipment, Instruments & Components (2.3%)
Arrow Electronics, Inc. (b)	4,571	558,805
Avnet, Inc.	7,636	384,854
Belden, Inc.	3,482	268,985
Cognex Corp.	14,493	604,938
Coherent Corp. (b)	11,122	484,141

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Crane NXT Co.	3,989	$226,854
IPG Photonics Corp. (b)	2,527	274,281
Littelfuse, Inc.	2,108	564,017
Novanta, Inc. (b) (c)	3,032	510,619
TD SYNNEX Corp.	4,299	462,615
Vishay Intertechnology, Inc.	10,652	255,328
Vontier Corp.	13,006	449,357
		5,044,794
IT Services (0.7%)
GoDaddy, Inc. Class A (b)	11,884	1,261,605
Kyndryl Holdings, Inc. (b)	19,287	400,784
		1,662,389
Semiconductors & Semiconductor Equipment (2.8%)
Allegro MicroSystems, Inc. (b)	5,928	179,441
Amkor Technology, Inc.	8,641	287,486
Cirrus Logic, Inc. (b)	4,533	377,100
Lattice Semiconductor Corp. (b)	11,574	798,490
MACOM Technology Solutions Holdings, Inc. (b)	4,566	424,410
MKS Instruments, Inc.	5,323	547,577
Onto Innovation, Inc. (b)	4,170	637,593
Power Integrations, Inc.	4,761	390,926
Rambus, Inc. (b)	9,072	619,164
Silicon Laboratories, Inc. (b)	2,698	356,864
Synaptics, Inc. (b)	3,347	381,826
Universal Display Corp.	3,689	705,558
Wolfspeed, Inc. (b)	10,542	458,682
		6,165,117
Software (2.5%)
Aspen Technology, Inc. (b)	2,402	528,800
Blackbaud, Inc. (b)	3,649	316,368
CommVault Systems, Inc. (b)	3,616	288,738
Dolby Laboratories, Inc. Class A	5,044	434,692
Dropbox, Inc. Class A (b)	21,619	637,328
Dynatrace, Inc. (b)	20,121	1,100,417
Manhattan Associates, Inc. (b)	5,223	1,124,616
Qualys, Inc. (b)	3,109	610,235
Teradata Corp. (b)	8,253	359,088
		5,400,282
Materials (6.9%)
Chemicals (2.3%)
Ashland, Inc.	4,327	364,809
Avient Corp.	7,614	316,514
Axalta Coating Systems Ltd. (b) (c)	18,573	630,925
Cabot Corp.	4,637	387,190
Chemours Co.	12,442	392,421
Livent Corp. (b)	15,200	273,296
NewMarket Corp.	628	342,781
Olin Corp.	10,342	557,951
RPM International, Inc.	10,830	1,208,953
Scotts Miracle-Gro Co.	3,419	217,961
Westlake Corp.	2,703	378,312
		5,071,113
	Shares	Value(a)
Construction Materials (0.4%)
Eagle Materials, Inc.	3,001	$608,723
Knife River Corp. (b)	4,702	311,178
		919,901
Containers & Packaging (1.7%)
AptarGroup, Inc.	5,559	687,204
Berry Global Group, Inc.	9,903	667,363
Crown Holdings, Inc.	10,118	931,767
Graphic Packaging Holding Co.	25,828	636,660
Greif, Inc. Class A	2,125	139,379
Silgan Holdings, Inc.	6,830	309,057
Sonoco Products Co.	8,196	457,910
		3,829,340
Metals & Mining (2.3%)
Alcoa Corp.	15,014	510,476
Cleveland-Cliffs, Inc. (b)	42,606	870,015
Commercial Metals Co.	9,791	489,942
MP Materials Corp. (b)	12,087	239,927
Reliance Steel & Aluminum Co.	4,850	1,356,448
Royal Gold, Inc.	5,563	672,900
U.S. Steel Corp.	18,785	913,890
		5,053,598
Paper & Forest Products (0.2%)
Louisiana-Pacific Corp.	5,335	377,878
Real Estate (7.8%)
Diversified REITs (0.6%)
WP Carey, Inc.	18,454	1,196,004
Health Care REITs (0.9%)
Healthcare Realty Trust, Inc.	32,142	553,807
Medical Properties Trust, Inc.	50,551	248,205
Omega Healthcare Investors, Inc.	20,640	632,822
Physicians Realty Trust	20,097	267,491
Sabra Health Care REIT, Inc.	19,484	278,037
		1,980,362
Hotels & Resort REITs (0.1%)
Park Hotels & Resorts, Inc.	17,721	271,131
Industrial REITs (1.3%)
EastGroup Properties, Inc.	3,945	724,065
First Industrial Realty Trust, Inc.	11,101	584,690
Rexford Industrial Realty, Inc.	17,815	999,422
STAG Industrial, Inc.	15,323	601,581
		2,909,758
Office REITs (0.6%)
COPT Defense Properties	9,431	241,717
Cousins Properties, Inc.	12,755	310,584
Kilroy Realty Corp.	8,931	355,811
Vornado Realty Trust	13,456	380,132
		1,288,244

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Real Estate Management & Development (0.4%)
Jones Lang LaSalle, Inc. (b)	4,038	$762,657
Residential REITs (0.8%)
Apartment Income REIT Corp.	12,405	430,826
Equity LifeStyle Properties, Inc.	15,677	1,105,855
Independence Realty Trust, Inc.	18,907	289,277
		1,825,958
Retail REITs (1.2%)
Agree Realty Corp.	8,483	534,005
Brixmor Property Group, Inc.	25,360	590,127
Kite Realty Group Trust	18,480	422,453
NNN REIT, Inc.	15,350	661,585
Spirit Realty Capital, Inc.	11,870	518,600
		2,726,770
Specialized REITs (1.9%)
CubeSmart	18,941	877,915
EPR Properties	6,279	304,218
Gaming & Leisure Properties, Inc.	22,534	1,112,053
Lamar Advertising Co. Class A	7,414	787,960
National Storage Affiliates Trust	6,520	270,384
PotlatchDeltic Corp.	6,668	327,399
Rayonier, Inc.	11,453	382,645
		4,062,574
Utilities (3.1%)
Electric Utilities (0.9%)
ALLETE, Inc.	4,761	291,183
IDACORP, Inc.	4,287	421,498
OGE Energy Corp.	16,864	589,060
PNM Resources, Inc.	7,170	298,272
Portland General Electric Co.	8,507	368,693
		1,968,706
Gas Utilities (0.9%)
National Fuel Gas Co.	7,677	385,155
New Jersey Resources Corp.	8,163	363,906
ONE Gas, Inc.	4,596	292,857
Southwest Gas Holdings, Inc.	4,985	315,800
Spire, Inc.	4,355	271,491
UGI Corp.	17,642	433,993
		2,063,202
Independent Power And Renewable Electricity Producers (0.6%)
Ormat Technologies, Inc.	4,442	336,659
Vistra Corp.	28,364	1,092,582
		1,429,241
Multi-Utilities (0.3%)
Black Hills Corp.	5,684	306,652
Northwestern Energy Group, Inc.	5,085	258,775
		565,427
	Shares/ Principal	Value(a)
Water Utilities (0.4%)
Essential Utilities, Inc.	21,208	$792,119
Total common stocks (cost: $151,535,941)		212,299,911
Long-Term Debt Securities (0.5%)
Government Obligation (0.5%)
U.S. Treasury (0.5%)
U.S. Treasury Note, 2.500%, 05/15/24 (d)	$1,000,000	990,000
Total long-term debt securities (cost: $992,071)		990,000
Short-Term Securities (2.9%)
Investment Companies (2.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 5.320%	6,397,056	6,397,056
Total short-term securities (cost: $6,397,056)		6,397,056
Total investments in securities (cost: $158,925,068) (e)		219,686,967
Cash and other assets in excess of liabilities (0.0%)		67,412
Total net assets (100.0%)		$219,754,379

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: the Fund held 3.6% of net assets in foreign securities at December 31, 2023.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

(e)  At December 31, 2023, the cost of investments for federal income tax purposes was $159,411,949. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$70,224,233
Gross unrealized depreciation	(9,638,891)
Net unrealized appreciation	$60,585,342

Holdings of Open Futures Contracts

On December 31, 2023, securities with an aggregate market value $990,000 has been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P Mid 400® E-Mini Index Future	March 2024	25	Long	$6,713,426	$7,023,750	$310,324

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities

December 31, 2023

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.4%)
Communication Services (8.4%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.	214,274	$3,595,518
Verizon Communications, Inc.	125,989	4,749,785
		8,345,303
Entertainment (1.1%)
Electronic Arts, Inc.	7,300	998,713
Live Nation Entertainment, Inc. (b)	4,155	388,908
Netflix, Inc. (b)	13,117	6,386,405
Take-Two Interactive Software, Inc. (b)	4,704	757,109
Walt Disney Co.	54,826	4,950,239
Warner Bros Discovery, Inc. (b)	66,480	756,542
		14,237,916
Interactive Media & Services (5.7%)
Alphabet, Inc. Class A (b)	177,352	24,774,301
Alphabet, Inc. Class C (b)	149,264	21,035,776
Match Group, Inc. (b)	8,145	297,293
Meta Platforms, Inc. Class A (b)	66,518	23,544,711
		69,652,081
Media (0.7%)
Charter Communications, Inc. Class A (b)	3,027	1,176,534
Comcast Corp. Class A	120,341	5,276,953
Fox Corp. Class A	7,408	219,795
Fox Corp. Class B	3,951	109,245
Interpublic Group of Cos., Inc.	11,454	373,859
News Corp. Class A	11,319	277,882
News Corp. Class B	3,393	87,268
Omnicom Group, Inc.	5,861	507,035
Paramount Global Class B	14,375	212,606
		8,241,177
Wireless Telecommunication Services (0.2%)
T-Mobile U.S., Inc.	15,249	2,444,872
Consumer Discretionary (10.6%)
Automobile Components (0.1%)
Aptiv PLC (b) (c)	8,389	752,661
BorgWarner, Inc.	6,989	250,556
		1,003,217
Automobiles (1.9%)
Ford Motor Co.	117,838	1,436,445
General Motors Co.	41,041	1,474,193
Tesla, Inc. (b)	82,890	20,596,507
		23,507,145
Broadline Retail (3.5%)
Amazon.com, Inc. (b)	272,451	41,396,205
eBay, Inc.	15,553	678,422
Etsy, Inc. (b)	3,521	285,377
		42,360,004
	Shares	Value(a)
Distributors (0.1%)
Genuine Parts Co.	4,210	$583,085
LKQ Corp.	7,931	379,022
Pool Corp.	1,170	466,491
		1,428,598
Hotels, Restaurants & Leisure (2.1%)
Airbnb, Inc. Class A (b)	13,028	1,773,632
Booking Holdings, Inc. (b)	1,074	3,809,714
Caesars Entertainment, Inc. (b)	6,434	301,626
Carnival Corp. (b) (c)	30,138	558,759
Chipotle Mexican Grill, Inc. (b)	849	1,941,629
Darden Restaurants, Inc.	3,538	581,293
Domino's Pizza, Inc.	1,070	441,086
Expedia Group, Inc. (b)	3,995	606,401
Hilton Worldwide Holdings, Inc.	7,685	1,399,362
Las Vegas Sands Corp.	10,984	540,523
Marriott International, Inc. Class A	7,393	1,667,195
McDonald's Corp.	21,737	6,445,238
MGM Resorts International (b)	8,189	365,885
Norwegian Cruise Line Holdings Ltd. (b) (c)	12,660	253,706
Royal Caribbean Cruises Ltd. (b) (c)	6,974	903,063
Starbucks Corp.	34,241	3,287,478
Wynn Resorts Ltd.	2,807	255,746
Yum! Brands, Inc.	8,374	1,094,147
		26,226,483
Household Durables (0.4%)
DR Horton, Inc.	9,031	1,372,531
Garmin Ltd. (c)	4,529	582,158
Lennar Corp. Class A	7,498	1,117,502
Mohawk Industries, Inc. (b)	1,513	156,596
NVR, Inc. (b)	100	700,045
PulteGroup, Inc.	6,461	666,904
Whirlpool Corp.	1,635	199,094
		4,794,830
Leisure Products (0.0%)
Hasbro, Inc.	3,850	196,581
Specialty Retail (2.0%)
AutoZone, Inc. (b)	561	1,450,527
Bath & Body Works, Inc.	6,750	291,330
Best Buy Co., Inc.	5,754	450,423
CarMax, Inc. (b)	4,656	357,301
Home Depot, Inc.	29,970	10,386,104
Lowe's Cos., Inc.	17,295	3,849,002
O'Reilly Automotive, Inc. (b)	1,906	1,810,853
Ross Stores, Inc.	10,125	1,401,199
TJX Cos., Inc.	34,286	3,216,370
Tractor Supply Co.	3,209	690,031
Ulta Beauty, Inc. (b)	1,478	724,205
		24,627,345
Textiles, Apparel & Luxury Goods (0.5%)
Lululemon Athletica, Inc. (b)	3,470	1,774,176
NIKE, Inc. Class B	36,674	3,981,696

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Ralph Lauren Corp.	1,133	$163,378
Tapestry, Inc.	6,828	251,339
VF Corp.	9,816	184,541
		6,355,130
Consumer Staples (6.0%)
Beverages (1.4%)
Brown-Forman Corp. Class B	5,425	309,768
Coca-Cola Co.	116,608	6,871,709
Constellation Brands, Inc. Class A	4,805	1,161,609
Keurig Dr Pepper, Inc.	30,098	1,002,865
Molson Coors Beverage Co. Class B	5,547	339,532
Monster Beverage Corp. (b)	22,138	1,275,370
PepsiCo, Inc.	41,202	6,997,748
		17,958,601
Consumer Staples Distribution & Retail (1.8%)
Costco Wholesale Corp.	13,303	8,781,044
Dollar General Corp.	6,543	889,521
Dollar Tree, Inc. (b)	6,234	885,540
Kroger Co.	19,800	905,058
Sysco Corp.	15,062	1,101,484
Target Corp.	13,814	1,967,390
Walgreens Boots Alliance, Inc.	21,408	558,963
Walmart, Inc.	42,741	6,738,118
		21,827,118
Food Products (0.9%)
Archer-Daniels-Midland Co.	15,984	1,154,364
Bunge Global SA (c)	4,331	437,214
Campbell Soup Co.	5,789	250,258
Conagra Brands, Inc.	14,306	410,010
General Mills, Inc.	17,419	1,134,674
Hershey Co.	4,465	832,455
Hormel Foods Corp.	8,584	275,632
J M Smucker Co.	3,085	389,882
Kellanova	7,812	436,769
Kraft Heinz Co.	23,866	882,565
Lamb Weston Holdings, Inc.	4,317	466,625
McCormick & Co., Inc.	7,516	514,245
Mondelez International, Inc. Class A	40,736	2,950,508
Tyson Foods, Inc. Class A	8,490	456,338
		10,591,539
Household Products (1.2%)
Church & Dwight Co., Inc.	7,306	690,855
Clorox Co.	3,720	530,435
Colgate-Palmolive Co.	24,675	1,966,844
Kimberly-Clark Corp.	10,031	1,218,867
Procter & Gamble Co.	70,632	10,350,413
		14,757,414
Personal Products (0.2%)
Estee Lauder Cos., Inc. Class A	6,931	1,013,659
Kenvue, Inc.	51,632	1,111,637
		2,125,296
	Shares	Value(a)
Tobacco (0.5%)
Altria Group, Inc.	53,003	$2,138,141
Philip Morris International, Inc.	46,498	4,374,532
		6,512,673
Energy (3.8%)
Energy Equipment & Services (0.4%)
Baker Hughes Co.	30,155	1,030,698
Halliburton Co.	26,823	969,652
Schlumberger NV (c)	42,808	2,227,728
		4,228,078
Oil, Gas & Consumable Fuels (3.4%)
APA Corp.	9,123	327,333
Chevron Corp.	52,612	7,847,606
ConocoPhillips	35,584	4,130,235
Coterra Energy, Inc.	22,541	575,246
Devon Energy Corp.	19,132	866,680
Diamondback Energy, Inc.	5,364	831,849
EOG Resources, Inc.	17,378	2,101,869
EQT Corp.	12,326	476,523
Exxon Mobil Corp.	120,043	12,001,899
Hess Corp.	8,261	1,190,906
Kinder Morgan, Inc.	57,953	1,022,291
Marathon Oil Corp.	17,538	423,718
Marathon Petroleum Corp.	11,379	1,688,188
Occidental Petroleum Corp.	19,787	1,181,482
ONEOK, Inc.	17,393	1,221,336
Phillips 66	13,184	1,755,318
Pioneer Natural Resources Co.	6,962	1,565,615
Targa Resources Corp.	6,615	574,645
Valero Energy Corp.	10,202	1,326,260
Williams Cos., Inc.	36,414	1,268,300
		42,377,299
Financial (12.6%)
Capital Markets (2.9%)
Ameriprise Financial, Inc.	3,081	1,170,256
Bank of New York Mellon Corp.	23,047	1,199,596
BlackRock, Inc.	4,213	3,420,113
Blackstone, Inc.	21,205	2,776,159
Cboe Global Markets, Inc.	3,154	563,178
Charles Schwab Corp.	44,536	3,064,077
CME Group, Inc.	10,769	2,267,951
FactSet Research Systems, Inc.	1,121	534,773
Franklin Resources, Inc.	8,435	251,279
Goldman Sachs Group, Inc.	9,773	3,770,130
Intercontinental Exchange, Inc.	17,080	2,193,584
Invesco Ltd. (c)	13,466	240,233
MarketAxess Holdings, Inc.	1,169	342,342
Moody's Corp.	4,707	1,838,366
Morgan Stanley	37,874	3,531,751
MSCI, Inc.	2,447	1,384,146
Nasdaq, Inc.	10,142	589,656
Northern Trust Corp.	6,153	519,190
Raymond James Financial, Inc.	5,542	617,933
S&P Global, Inc.	9,768	4,302,999
State Street Corp.	9,247	716,273
T Rowe Price Group, Inc.	6,609	711,723
		36,005,708

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Commercial Banks (3.2%)
Bank of America Corp.	206,330	$6,947,131
Citigroup, Inc.	57,355	2,950,341
Citizens Financial Group, Inc.	13,971	462,999
Comerica, Inc.	3,925	219,054
Fifth Third Bancorp	20,338	701,458
Huntington Bancshares, Inc.	43,362	551,565
JPMorgan Chase & Co.	86,638	14,737,124
KeyCorp	27,994	403,114
M&T Bank Corp.	4,929	675,667
PNC Financial Services Group, Inc.	11,954	1,851,077
Regions Financial Corp.	27,872	540,159
Truist Financial Corp.	39,883	1,472,480
U.S. Bancorp	46,636	2,018,406
Wells Fargo & Co.	108,834	5,356,810
Zions Bancorp NA	4,404	193,203
		39,080,588
Consumer Finance (0.5%)
American Express Co.	17,253	3,232,177
Capital One Financial Corp.	11,417	1,496,997
Discover Financial Services	7,402	831,985
Synchrony Financial	12,401	473,594
		6,034,753
Financial Services (4.0%)
Berkshire Hathaway, Inc. Class B (b)	54,526	19,447,243
Fidelity National Information Services, Inc.	17,684	1,062,278
Fiserv, Inc. (b)	17,986	2,389,260
FleetCor Technologies, Inc. (b)	2,194	620,046
Global Payments, Inc.	7,765	986,155
Jack Henry & Associates, Inc.	2,188	357,541
Mastercard, Inc. Class A	24,817	10,584,699
PayPal Holdings, Inc. (b)	32,310	1,984,157
Visa, Inc. Class A	47,770	12,436,920
		49,868,299
Insurance (2.0%)
Aflac, Inc.	15,936	1,314,720
Allstate Corp.	7,792	1,090,724
American International Group, Inc.	21,038	1,425,324
Aon PLC Class A (c)	5,990	1,743,210
Arch Capital Group Ltd. (b) (c)	11,099	824,323
Arthur J Gallagher & Co.	6,495	1,460,596
Assurant, Inc.	1,555	262,002
Brown & Brown, Inc.	7,038	500,472
Chubb Ltd. (c)	12,227	2,763,302
Cincinnati Financial Corp.	4,677	483,882
Everest Group Ltd. (c)	1,352	478,040
Globe Life, Inc.	2,474	301,135
Hartford Financial Services Group, Inc.	9,013	724,465
Loews Corp.	5,450	379,266
Marsh & McLennan Cos., Inc.	14,727	2,790,325
MetLife, Inc.	18,633	1,232,200
Principal Financial Group, Inc.	6,573	517,098
Progressive Corp.	17,470	2,782,622
Prudential Financial, Inc.	10,796	1,119,653
Travelers Cos., Inc.	6,865	1,307,714
	Shares	Value(a)
W R Berkley Corp.	6,029	$426,371
Willis Towers Watson PLC (c)	3,121	752,785
		24,680,229
Health Care (12.3%)
Biotechnology (2.0%)
AbbVie, Inc.	52,883	8,195,279
Amgen, Inc.	16,052	4,623,297
Biogen, Inc. (b)	4,345	1,124,356
Gilead Sciences, Inc.	37,302	3,021,835
Incyte Corp. (b)	5,514	346,224
Moderna, Inc. (b)	9,883	982,864
Regeneron Pharmaceuticals, Inc. (b)	3,256	2,859,712
Vertex Pharmaceuticals, Inc. (b)	7,727	3,144,039
		24,297,606
Health Care Equipment & Supplies (2.5%)
Abbott Laboratories	51,991	5,722,649
Align Technology, Inc. (b)	2,132	584,168
Baxter International, Inc.	15,201	587,671
Becton Dickinson & Co.	8,720	2,126,198
Boston Scientific Corp. (b)	43,852	2,535,084
Cooper Cos., Inc.	1,466	554,793
DENTSPLY SIRONA, Inc.	6,293	223,968
Dexcom, Inc. (b)	11,500	1,427,035
Edwards Lifesciences Corp. (b)	18,148	1,383,785
GE HealthCare Technologies, Inc.	11,668	902,170
Hologic, Inc. (b)	7,243	517,512
IDEXX Laboratories, Inc. (b)	2,488	1,380,965
Insulet Corp. (b)	2,103	456,309
Intuitive Surgical, Inc. (b)	10,547	3,558,136
Medtronic PLC (c)	39,858	3,283,502
ResMed, Inc.	4,406	757,920
STERIS PLC (c)	2,975	654,054
Stryker Corp.	10,146	3,038,321
Teleflex, Inc.	1,454	362,540
Zimmer Biomet Holdings, Inc.	6,243	759,773
		30,816,553
Health Care Providers & Services (2.8%)
Cardinal Health, Inc.	7,386	744,509
Cencora, Inc.	5,004	1,027,721
Centene Corp. (b)	16,009	1,188,028
Cigna Group	8,744	2,618,391
CVS Health Corp.	38,454	3,036,328
DaVita, Inc. (b)	1,577	165,207
Elevance Health, Inc.	7,074	3,335,815
HCA Healthcare, Inc.	5,936	1,606,756
Henry Schein, Inc. (b)	3,872	293,149
Humana, Inc.	3,720	1,703,053
Laboratory Corp. of America Holdings	2,544	578,226
McKesson Corp.	4,047	1,873,680
Molina Healthcare, Inc. (b)	1,740	628,679
Quest Diagnostics, Inc.	3,361	463,415
UnitedHealth Group, Inc.	27,706	14,586,378
Universal Health Services, Inc. Class B	1,799	274,240
		34,123,575

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Life Sciences Tools & Services (1.4%)
Agilent Technologies, Inc.	8,691	$1,208,310
Bio-Rad Laboratories, Inc. Class A (b)	592	191,151
Bio-Techne Corp.	4,680	361,109
Charles River Laboratories International, Inc. (b)	1,510	356,964
Danaher Corp.	19,726	4,563,413
Illumina, Inc. (b)	4,759	662,643
IQVIA Holdings, Inc. (b)	5,497	1,271,896
Mettler-Toledo International, Inc. (b)	669	811,470
Revvity, Inc.	3,658	399,856
Thermo Fisher Scientific, Inc.	11,586	6,149,733
Waters Corp. (b)	1,744	574,177
West Pharmaceutical Services, Inc.	2,230	785,227
		17,335,949
Pharmaceuticals (3.6%)
Bristol-Myers Squibb Co.	60,978	3,128,781
Catalent, Inc. (b)	5,337	239,791
Eli Lilly & Co.	23,930	13,949,276
Johnson & Johnson	72,142	11,307,537
Merck & Co., Inc.	75,940	8,278,979
Pfizer, Inc.	169,213	4,871,642
Viatris, Inc.	35,907	388,873
Zoetis, Inc.	13,717	2,707,324
		44,872,203
Industrials (8.6%)
Aerospace & Defense (1.6%)
Axon Enterprise, Inc. (b)	2,140	552,826
Boeing Co. (b)	17,020	4,436,433
General Dynamics Corp.	6,747	1,751,994
Howmet Aerospace, Inc.	11,654	630,715
Huntington Ingalls Industries, Inc.	1,189	308,712
L3Harris Technologies, Inc.	5,631	1,186,001
Lockheed Martin Corp.	6,617	2,999,089
Northrop Grumman Corp.	4,243	1,986,318
RTX Corp.	43,091	3,625,677
Textron, Inc.	5,845	470,055
TransDigm Group, Inc.	1,669	1,688,360
		19,636,180
Air Freight & Logistics (0.5%)
CH Robinson Worldwide, Inc.	3,450	298,045
Expeditors International of Washington, Inc.	4,339	551,921
FedEx Corp.	6,931	1,753,335
United Parcel Service, Inc. Class B	21,611	3,397,898
		6,001,199
Building Products (0.5%)
A O Smith Corp.	3,650	300,906
Allegion PLC (c)	2,554	323,566
Builders FirstSource, Inc. (b)	3,698	617,344
Carrier Global Corp.	25,143	1,444,465
Johnson Controls International PLC (c)	20,321	1,171,303
	Shares	Value(a)
Masco Corp.	6,667	$446,556
Trane Technologies PLC (c)	6,832	1,666,325
		5,970,465
Commercial Services & Supplies (0.5%)
Cintas Corp.	2,590	1,560,889
Copart, Inc. (b)	26,185	1,283,065
Republic Services, Inc.	6,116	1,008,590
Rollins, Inc.	8,333	363,902
Veralto Corp.	6,475	532,634
Waste Management, Inc.	10,964	1,963,652
		6,712,732
Construction & Engineering (0.1%)
Quanta Services, Inc.	4,302	928,371
Electrical Equipment (0.6%)
AMETEK, Inc.	6,939	1,144,172
Eaton Corp. PLC (c)	11,952	2,878,281
Emerson Electric Co.	17,055	1,659,963
Generac Holdings, Inc. (b)	1,818	234,958
Hubbell, Inc.	1,610	529,577
Rockwell Automation, Inc.	3,413	1,059,668
		7,506,619
Ground Transportation (1.1%)
CSX Corp.	59,221	2,053,192
JB Hunt Transport Services, Inc.	2,471	493,558
Norfolk Southern Corp.	6,797	1,606,675
Old Dominion Freight Line, Inc.	2,750	1,114,657
Uber Technologies, Inc. (b)	61,670	3,797,022
Union Pacific Corp.	18,294	4,493,372
		13,558,476
Industrial Conglomerates (0.8%)
3M Co.	16,469	1,800,391
General Electric Co.	32,570	4,156,909
Honeywell International, Inc.	19,757	4,143,241
		10,100,541
Machinery (1.7%)
Caterpillar, Inc.	15,313	4,527,595
Cummins, Inc.	4,210	1,008,590
Deere & Co.	8,027	3,209,756
Dover Corp.	4,180	642,926
Fortive Corp.	10,444	768,992
IDEX Corp.	2,249	488,280
Illinois Tool Works, Inc.	8,160	2,137,430
Ingersoll Rand, Inc.	12,035	930,787
Nordson Corp.	1,610	425,298
Otis Worldwide Corp.	12,259	1,096,813
PACCAR, Inc.	15,593	1,522,656
Parker-Hannifin Corp.	3,905	1,799,033
Pentair PLC (c)	4,870	354,098
Snap-on, Inc.	1,555	449,146
Stanley Black & Decker, Inc.	4,543	445,668
Westinghouse Air Brake Technologies Corp.	5,295	671,936
Xylem, Inc.	7,147	817,331
		21,296,335
See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Passenger Airlines (0.2%)
American Airlines Group, Inc. (b)	19,512	$268,095
Delta Air Lines, Inc.	19,214	772,979
Southwest Airlines Co.	17,779	513,458
United Airlines Holdings, Inc. (b)	9,778	403,440
		1,957,972
Professional Services (0.7%)
Automatic Data Processing, Inc.	12,367	2,881,140
Broadridge Financial Solutions, Inc.	3,541	728,561
Ceridian HCM Holding, Inc. (b)	4,600	308,752
Equifax, Inc.	3,663	905,823
Jacobs Solutions, Inc.	3,707	481,169
Leidos Holdings, Inc.	4,058	439,238
Paychex, Inc.	9,614	1,145,123
Paycom Software, Inc.	1,440	297,677
Robert Half, Inc.	3,152	277,124
Verisk Analytics, Inc.	4,390	1,048,595
		8,513,202
Trading Companies & Distributors (0.3%)
Fastenal Co.	17,044	1,103,940
United Rentals, Inc.	2,093	1,200,168
WW Grainger, Inc.	1,386	1,148,564
		3,452,672
Information Technology (28.1%)
Communications Equipment (0.8%)
Arista Networks, Inc. (b)	7,595	1,788,698
Cisco Systems, Inc.	121,388	6,132,522
F5, Inc. (b)	1,821	325,923
Juniper Networks, Inc.	9,506	280,237
Motorola Solutions, Inc.	4,945	1,548,230
		10,075,610
Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp. Class A	17,881	1,772,543
CDW Corp.	4,027	915,418
Corning, Inc.	22,944	698,645
Jabil, Inc.	3,834	488,452
Keysight Technologies, Inc. (b)	5,262	837,132
TE Connectivity Ltd. (c)	9,313	1,308,476
Teledyne Technologies, Inc. (b)	1,468	655,154
Trimble, Inc. (b)	7,367	391,924
Zebra Technologies Corp. Class A (b)	1,510	412,728
		7,480,472
IT Services (1.2%)
Accenture PLC Class A (c)	18,809	6,600,266
Akamai Technologies, Inc. (b)	4,514	534,232
Cognizant Technology Solutions Corp. Class A	15,026	1,134,914
EPAM Systems, Inc. (b)	1,689	502,207
Gartner, Inc. (b)	2,311	1,042,515
International Business Machines Corp.	27,346	4,472,438
VeriSign, Inc. (b)	2,688	553,621
		14,840,193
	Shares	Value(a)
Semiconductors & Semiconductor Equipment (7.9%)
Advanced Micro Devices, Inc. (b)	48,399	$7,134,497
Analog Devices, Inc.	14,934	2,965,295
Applied Materials, Inc.	25,069	4,062,933
Broadcom, Inc.	13,178	14,709,942
Enphase Energy, Inc. (b)	4,022	531,467
First Solar, Inc. (b)	3,206	552,330
Intel Corp.	126,346	6,348,886
KLA Corp.	4,055	2,357,171
Lam Research Corp.	3,974	3,112,675
Microchip Technology, Inc.	16,214	1,462,179
Micron Technology, Inc.	32,878	2,805,809
Monolithic Power Systems, Inc.	1,510	952,478
NVIDIA Corp.	74,022	36,657,175
NXP Semiconductors NV (c)	7,738	1,777,264
ON Semiconductor Corp. (b)	12,853	1,073,611
Qorvo, Inc. (b)	2,859	321,952
QUALCOMM, Inc.	33,354	4,823,989
Skyworks Solutions, Inc.	4,748	533,770
Teradyne, Inc.	4,564	495,285
Texas Instruments, Inc.	27,155	4,628,841
		97,307,549
Software (10.5%)
Adobe, Inc. (b)	13,682	8,162,681
ANSYS, Inc. (b)	2,627	953,286
Autodesk, Inc. (b)	6,404	1,559,246
Cadence Design Systems, Inc. (b)	8,158	2,221,995
Fair Isaac Corp. (b)	762	886,976
Fortinet, Inc. (b)	19,100	1,117,923
Gen Digital, Inc.	16,817	383,764
Intuit, Inc.	8,402	5,251,502
Microsoft Corp.	222,733	83,756,517
Oracle Corp.	47,614	5,019,944
Palo Alto Networks, Inc. (b)	9,315	2,746,807
PTC, Inc. (b)	3,567	624,082
Roper Technologies, Inc.	3,262	1,778,345
Salesforce, Inc. (b)	29,137	7,667,110
ServiceNow, Inc. (b)	6,180	4,366,108
Synopsys, Inc. (b)	4,546	2,340,781
Tyler Technologies, Inc. (b)	1,286	537,702
		129,374,769
Technology Hardware Storage & Peripherals (7.1%)
Apple, Inc. (d)	438,125	84,352,206
Hewlett Packard Enterprise Co.	38,445	652,796
HP, Inc.	26,044	783,664
NetApp, Inc.	6,187	545,446
Seagate Technology Holdings PLC (c)	5,782	493,610
Western Digital Corp. (b)	9,717	508,879
		87,336,601
Materials (2.3%)
Chemicals (1.6%)
Air Products & Chemicals, Inc.	6,644	1,819,127
Albemarle Corp.	3,492	504,524
Celanese Corp.	2,991	464,712
CF Industries Holdings, Inc.	5,679	451,480
Corteva, Inc.	21,119	1,012,022

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Dow, Inc.	21,004	$1,151,859
DuPont de Nemours, Inc.	12,887	991,397
Eastman Chemical Co.	3,485	313,023
Ecolab, Inc.	7,614	1,510,237
FMC Corp.	3,706	233,663
International Flavors & Fragrances, Inc.	7,603	615,615
Linde PLC (c)	14,532	5,968,438
LyondellBasell Industries NV Class A (c)	7,632	725,651
Mosaic Co.	9,794	349,940
PPG Industries, Inc.	7,025	1,050,589
Sherwin-Williams Co.	7,026	2,191,409
		19,353,686
Construction Materials (0.1%)
Martin Marietta Materials, Inc.	1,899	947,430
Vulcan Materials Co.	3,947	896,009
		1,843,439
Containers & Packaging (0.2%)
Amcor PLC (c)	43,314	417,547
Avery Dennison Corp.	2,430	491,249
Ball Corp.	9,405	540,975
International Paper Co.	10,286	371,839
Packaging Corp. of America	2,682	436,925
Westrock Co.	7,610	315,967
		2,574,502
Metals & Mining (0.4%)
Freeport-McMoRan, Inc.	42,934	1,827,700
Newmont Corp.	34,506	1,428,203
Nucor Corp.	7,366	1,281,979
Steel Dynamics, Inc.	4,558	538,300
		5,076,182
Real Estate (2.4%)
Health Care REITs (0.2%)
Healthpeak Properties, Inc.	16,321	323,156
Ventas, Inc.	11,977	596,934
Welltower, Inc.	16,521	1,489,698
		2,409,788
Hotels & Resort REITs (0.0%)
Host Hotels & Resorts, Inc.	21,140	411,596
Industrial REITs (0.3%)
Prologis, Inc.	27,632	3,683,346
Office REITs (0.1%)
Alexandria Real Estate Equities, Inc.	4,669	591,889
Boston Properties, Inc.	4,310	302,433
		894,322
Real Estate Management & Development (0.1%)
CBRE Group, Inc. Class A (b)	9,134	850,284
CoStar Group, Inc. (b)	12,188	1,065,109
		1,915,393
	Shares	Value(a)
Residential REITs (0.3%)
AvalonBay Communities, Inc.	4,241	$794,000
Camden Property Trust	3,134	311,175
Equity Residential	10,277	628,541
Essex Property Trust, Inc.	1,910	473,566
Invitation Homes, Inc.	17,167	585,566
Mid-America Apartment Communities, Inc.	3,437	462,139
UDR, Inc.	8,999	344,572
		3,599,559
Retail REITs (0.3%)
Federal Realty Investment Trust	2,185	225,164
Kimco Realty Corp.	19,968	425,518
Realty Income Corp.	21,694	1,245,669
Regency Centers Corp.	4,891	327,697
Simon Property Group, Inc.	9,723	1,386,889
		3,610,937
Specialized REITs (1.1%)
American Tower Corp.	13,971	3,016,060
Crown Castle, Inc.	12,994	1,496,779
Digital Realty Trust, Inc.	8,986	1,209,336
Equinix, Inc.	2,852	2,296,972
Extra Space Storage, Inc.	6,306	1,011,041
Iron Mountain, Inc.	8,742	611,765
Public Storage	4,741	1,446,005
SBA Communications Corp.	3,234	820,433
VICI Properties, Inc.	31,003	988,376
Weyerhaeuser Co.	21,835	759,203
		13,655,970
Utilities (2.3%)
Electric Utilities (1.5%)
Alliant Energy Corp.	7,647	392,291
American Electric Power Co., Inc.	15,759	1,279,946
Constellation Energy Corp.	9,553	1,116,650
Duke Energy Corp.	23,035	2,235,317
Edison International	11,462	819,418
Entergy Corp.	6,311	638,610
Evergy, Inc.	6,850	357,570
Eversource Energy	10,424	643,369
Exelon Corp.	29,774	1,068,887
FirstEnergy Corp.	15,390	564,197
NextEra Energy, Inc.	61,486	3,734,660
NRG Energy, Inc.	6,765	349,751
PG&E Corp.	63,937	1,152,784
Pinnacle West Capital Corp.	3,392	243,681
PPL Corp.	22,025	596,878
Southern Co.	32,635	2,288,366
Xcel Energy, Inc.	16,455	1,018,729
		18,501,104
Gas Utilities (0.1%)
Atmos Energy Corp.	4,356	504,860
Independent Power And Renewable Electricity Producers (0.0%)
AES Corp.	20,000	385,000

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Multi-Utilities (0.6%)
Ameren Corp.	7,862	$568,737
CenterPoint Energy, Inc.	18,846	538,430
CMS Energy Corp.	8,670	503,467
Consolidated Edison, Inc.	10,253	932,715
Dominion Energy, Inc.	25,018	1,175,846
DTE Energy Co.	6,149	677,989
NiSource, Inc.	12,305	326,698
Public Service Enterprise Group, Inc.	14,876	909,667
Sempra	18,790	1,404,177
WEC Energy Group, Inc.	9,365	788,252
		7,825,978
Water Utilities (0.1%)
American Water Works Co., Inc.	5,842	771,086
Total common stocks (cost: $370,070,726)		1,199,980,869
	Shares	Value(a)
Short-Term Securities (2.5%)
Investment Companies (2.5%)
State Street Institutional U.S. Government Money Market Fund, current rate 5.320%	30,217,694	$30,217,694
Total short-term securities (cost: $30,217,694)		30,217,694
Total investments in securities (cost: $400,288,420) (e)		1,230,198,563
Cash and other assets in excess of liabilities (0.1%)		749,411
Total net assets (100.0%)		$1,230,947,974

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: the Fund held 3.3% of net assets in foreign securities at December 31, 2023.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

(e)  At December 31, 2023, the cost of investments for federal income tax purposes was $403,529,262. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$841,427,553
Gross unrealized depreciation	(13,735,918)
Net unrealized appreciation	$827,691,635

Holdings of Open Futures Contracts

On December 31, 2023, securities with an aggregate market value of $26,954,200 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500 E-Mini Index Future	March 2024	121	Long	$28,138,666	$29,161,000	$1,022,334

See accompanying notes to financial statements.

SFT Real Estate Securities Fund
Investments in Securities

December 31, 2023

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.5%)
Consumer Discretionary (1.1%)
Hotels, Restaurants & Leisure (1.1%)
Boyd Gaming Corp.	20,689	$1,295,338
Real Estate (97.4%)
Diversified REITs (1.8%)
WP Carey, Inc.	34,002	2,203,670
Health Care REITs (9.7%)
Healthcare Realty Trust, Inc.	186,178	3,207,847
Medical Properties Trust, Inc.	64,232	315,379
Welltower, Inc.	93,971	8,473,365
		11,996,591
Hotels & Resort REITs (0.7%)
Host Hotels & Resorts, Inc.	42,930	835,847
Industrial REITs (11.3%)
Americold Realty Trust, Inc.	108,690	3,290,046
Prologis, Inc.	80,300	10,703,990
		13,994,036
Office REITs (1.4%)
Highwoods Properties, Inc.	76,500	1,756,440
Residential REITs (18.9%)
American Homes 4 Rent Class A	59,421	2,136,779
Apartment Income REIT Corp.	33,742	1,171,860
Camden Property Trust	22,518	2,235,812
Essex Property Trust, Inc.	9,372	2,323,694
Invitation Homes, Inc.	187,262	6,387,507
Mid-America Apartment Communities, Inc.	11,377	1,529,751
Sun Communities, Inc.	38,081	5,089,526
UDR, Inc.	65,965	2,525,800
		23,400,729
	Shares	Value(a)
Retail REITs (15.7%)
Kimco Realty Corp.	128,533	$2,739,038
Realty Income Corp.	94,218	5,409,998
Simon Property Group, Inc.	60,596	8,643,413
Spirit Realty Capital, Inc.	62,600	2,734,994
		19,527,443
Specialized REITs (37.9%)
American Tower Corp.	31,592	6,820,081
Crown Castle, Inc.	52,456	6,042,407
Digital Realty Trust, Inc.	59,399	7,993,918
Equinix, Inc.	7,631	6,145,931
Extra Space Storage, Inc.	25,280	4,053,142
Iron Mountain, Inc.	71,169	4,980,407
Public Storage	3,142	958,310
SBA Communications Corp.	23,351	5,923,915
VICI Properties, Inc.	106,547	3,396,718
Weyerhaeuser Co.	21,600	751,032
		47,065,861
Total common stocks (cost: $119,834,573)		122,075,955
Short-Term Securities (1.1%)
Investment Companies (1.1%)
State Street Institutional U.S. Government Money Market Fund, current rate 5.320%	1,318,106	1,318,106
Total short-term securities (cost: $1,318,106)		1,318,106
Total investments in securities (cost: $121,152,679) (b)		123,394,061
Cash and other assets in excess of liabilities (0.4%)		556,679
Total net assets (100.0%)		$123,950,740

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  At December 31, 2023, the cost of investments for federal income tax purposes was $122,328,083. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$8,123,592
Gross unrealized depreciation	(7,057,614)
Net unrealized appreciation	$1,065,978

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities

December 31, 2023

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.5%)
Communication Services (1.5%)
Interactive Media & Services (0.4%)
Alphabet, Inc. Class C (b)	5,617	$791,604
Wireless Telecommunication Services (1.1%)
T-Mobile U.S., Inc.	13,100	2,100,323
Consumer Discretionary (5.1%)
Diversified Consumer Services (0.4%)
Service Corp. International	10,900	746,105
Hotels, Restaurants & Leisure (2.5%)
Booking Holdings, Inc. (b)	560	1,986,443
Hilton Worldwide Holdings, Inc.	3,300	600,897
McDonald's Corp.	6,195	1,836,880
Norwegian Cruise Line Holdings Ltd. (b) (c)	23,700	474,948
		4,899,168
Specialty Retail (2.2%)
AutoZone, Inc. (b)	600	1,551,366
Home Depot, Inc.	2,976	1,031,333
Tractor Supply Co.	2,500	537,575
Ulta Beauty, Inc. (b)	2,350	1,151,476
		4,271,750
Consumer Staples (10.1%)
Beverages (1.2%)
Coca-Cola Co.	21,412	1,261,809
PepsiCo, Inc.	5,600	951,104
		2,212,913
Consumer Staples Distribution & Retail (1.4%)
Walmart, Inc.	17,347	2,734,754
Food Products (2.0%)
Kraft Heinz Co.	15,079	557,622
Mondelez International, Inc. Class A	45,075	3,264,782
		3,822,404
Household Products (2.3%)
Colgate-Palmolive Co.	18,900	1,506,519
Procter & Gamble Co.	20,686	3,031,326
		4,537,845
Personal Products (1.7%)
Kenvue, Inc.	153,624	3,307,525
Tobacco (1.5%)
Philip Morris International, Inc.	31,773	2,989,204
Energy (9.6%)
Energy Equipment & Services (2.3%)
Halliburton Co.	64,600	2,335,290
NOV, Inc.	10,300	208,884
Schlumberger NV (c)	37,000	1,925,480
		4,469,654
	Shares	Value(a)
Oil, Gas & Consumable Fuels (7.3%)
Chevron Corp.	16,135	$2,406,697
ConocoPhillips	23,100	2,681,217
Diamondback Energy, Inc.	4,100	635,828
EQT Corp.	59,173	2,287,628
Exxon Mobil Corp.	20,938	2,093,381
Kinder Morgan, Inc.	80,000	1,411,200
Pioneer Natural Resources Co.	1,300	292,344
Range Resources Corp.	59,800	1,820,312
Williams Cos., Inc.	17,394	605,833
		14,234,440
Financial (23.9%)
Capital Markets (2.8%)
Charles Schwab Corp.	27,600	1,898,880
CME Group, Inc.	7,900	1,663,740
Goldman Sachs Group, Inc.	5,000	1,928,850
		5,491,470
Commercial Banks (7.9%)
Bank of America Corp.	124,894	4,205,181
East West Bancorp, Inc.	5,643	406,014
JPMorgan Chase & Co.	36,263	6,168,337
PNC Financial Services Group, Inc.	9,985	1,546,177
Wells Fargo & Co.	59,614	2,934,201
		15,259,910
Consumer Finance (1.2%)
American Express Co.	12,604	2,361,233
Financial Services (6.6%)
Berkshire Hathaway, Inc. Class B (b)	19,000	6,776,540
Corebridge Financial, Inc.	29,274	634,075
Fiserv, Inc. (b)	30,539	4,056,801
FleetCor Technologies, Inc. (b)	2,622	741,003
Visa, Inc. Class A	2,400	624,840
		12,833,259
Insurance (5.4%)
Allstate Corp.	12,627	1,767,527
Chubb Ltd. (c)	5,524	1,248,424
Hartford Financial Services Group, Inc.	11,155	896,639
MetLife, Inc.	35,133	2,323,345
Progressive Corp.	11,502	1,832,039
Travelers Cos., Inc.	12,389	2,359,981
		10,427,955
Health Care (14.7%)
Biotechnology (1.0%)
Amgen, Inc.	7,100	2,044,942
Health Care Equipment & Supplies (1.7%)
Becton Dickinson & Co.	1,462	356,480
GE HealthCare Technologies, Inc.	23,148	1,789,803
Medtronic PLC (c)	13,200	1,087,416
		3,233,699

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Health Care Providers & Services (7.0%)
Cencora, Inc.	18,500	$3,799,530
Elevance Health, Inc.	11,939	5,629,955
HCA Healthcare, Inc.	6,047	1,636,802
Humana, Inc.	1,610	737,074
Tenet Healthcare Corp. (b)	13,896	1,050,121
UnitedHealth Group, Inc.	1,427	751,272
		13,604,754
Life Sciences Tools & Services (1.6%)
Agilent Technologies, Inc.	2,400	333,672
Danaher Corp.	6,131	1,418,345
Thermo Fisher Scientific, Inc.	2,744	1,456,488
		3,208,505
Pharmaceuticals (3.4%)
AstraZeneca PLC ADR (c)	27,955	1,882,770
Johnson & Johnson	15,234	2,387,777
Merck & Co., Inc.	20,900	2,278,518
		6,549,065
Industrials (13.1%)
Aerospace & Defense (2.2%)
General Dynamics Corp.	6,800	1,765,756
L3Harris Technologies, Inc.	8,416	1,772,578
Northrop Grumman Corp.	1,620	758,387
		4,296,721
Building Products (0.5%)
Carrier Global Corp.	17,450	1,002,502
Commercial Services & Supplies (0.3%)
Veralto Corp.	7,623	627,068
Electrical Equipment (1.0%)
AMETEK, Inc.	11,113	1,832,423
Ground Transportation (3.6%)
CSX Corp.	89,091	3,088,785
Norfolk Southern Corp.	5,130	1,212,629
Union Pacific Corp.	10,900	2,677,258
		6,978,672
Industrial Conglomerates (2.3%)
General Electric Co.	22,797	2,909,581
Siemens AG (c)	7,812	1,466,329
		4,375,910
Machinery (3.2%)
Caterpillar, Inc.	400	118,268
Cummins, Inc.	6,500	1,557,205
Deere & Co.	1,950	779,746
Dover Corp.	2,600	399,906
IDEX Corp.	5,300	1,150,683
Westinghouse Air Brake Technologies Corp.	17,923	2,274,429
		6,280,237
	Shares	Value(a)
Information Technology (10.0%)
Electronic Equipment, Instruments & Components (1.2%)
Amphenol Corp. Class A	9,200	$911,996
TE Connectivity Ltd. (c)	9,300	1,306,650
		2,218,646
Semiconductors & Semiconductor Equipment (7.9%)
Analog Devices, Inc.	5,300	1,052,368
Applied Materials, Inc.	11,600	1,880,012
Intel Corp.	28,600	1,437,150
Lam Research Corp.	2,325	1,821,079
Micron Technology, Inc.	19,400	1,655,596
NXP Semiconductors NV (c)	10,900	2,503,512
QUALCOMM, Inc.	13,900	2,010,357
Texas Instruments, Inc.	17,700	3,017,142
		15,377,216
Software (0.9%)
Adobe, Inc. (b)	155	92,473
Microsoft Corp.	2,265	851,731
Salesforce, Inc. (b)	3,200	842,048
		1,786,252
Materials (3.6%)
Chemicals (1.3%)
Linde PLC (c)	5,000	2,053,550
Nutrien Ltd. (c)	10,457	589,043
		2,642,593
Construction Materials (0.3%)
Martin Marietta Materials, Inc.	1,051	524,354
Metals & Mining (2.0%)
Franco-Nevada Corp. (c)	5,700	631,617
Freeport-McMoRan, Inc.	40,700	1,732,599
Southern Copper Corp.	5,978	514,527
Wheaton Precious Metals Corp. (c)	18,900	932,526
		3,811,269
Real Estate (3.0%)
Industrial REITs (0.6%)
Prologis, Inc.	8,631	1,150,512
Residential REITs (0.5%)
Equity LifeStyle Properties, Inc.	15,418	1,087,586
Specialized REITs (1.9%)
Extra Space Storage, Inc.	3,717	595,946
Public Storage	6,000	1,830,000
Weyerhaeuser Co.	35,496	1,234,196
		3,660,142
Utilities (3.9%)
Electric Utilities (3.2%)
Constellation Energy Corp.	19,255	2,250,717
FirstEnergy Corp.	9,815	359,818
NextEra Energy, Inc.	35,768	2,172,548
NRG Energy, Inc.	8,400	434,280
Southern Co.	14,223	997,317
		6,214,680

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Multi-Utilities (0.7%)
Ameren Corp.	20,353	$1,472,336
Total common stocks (cost: $172,243,182)		191,471,600
Short-Term Securities (1.4%)
Investment Companies (1.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 5.320%	686,010	686,010
T. Rowe Price Reserve Investment Fund, current rate 5.430%	2,047,498	2,047,498
Total short-term securities (cost: $2,733,508)		2,733,508
Total investments in securities (cost: $174,976,690) (d)		194,205,108
Cash and other assets in excess of liabilities (0.1%)		136,063
Total net assets (100.0%)		$194,341,171

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: the Fund held 8.3% of net assets in foreign securities at December 31, 2023.

(d)  At December 31, 2023, the cost of investments for federal income tax purposes was $176,438,600. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$19,918,504
Gross unrealized depreciation	(2,151,996)
Net unrealized appreciation	$17,766,508

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities

December 31, 2023

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.9%)
Communication Services (9.0%)
Entertainment (1.2%)
Netflix, Inc. (b)	2,870	$1,397,346
Interactive Media & Services (7.8%)
Alphabet, Inc. Class A (b)	42,253	5,902,321
Meta Platforms, Inc. Class A (b)	9,658	3,418,546
		9,320,867
Consumer Discretionary (10.5%)
Automobiles (0.7%)
Tesla, Inc. (b)	3,231	802,839
Broadline Retail (4.8%)
Amazon.com, Inc. (b)	37,821	5,746,523
Hotels, Restaurants & Leisure (1.4%)
McDonald's Corp.	5,853	1,735,473
Specialty Retail (2.3%)
AutoZone, Inc. (b)	435	1,124,740
TJX Cos., Inc.	16,931	1,588,297
		2,713,037
Textiles, Apparel & Luxury Goods (1.3%)
NIKE, Inc. Class B	14,016	1,521,717
Consumer Staples (5.5%)
Beverages (2.3%)
Constellation Brands, Inc. Class A	5,704	1,378,942
Monster Beverage Corp. (b)	23,381	1,346,979
		2,725,921
Household Products (2.1%)
Procter & Gamble Co.	17,448	2,556,830
Personal Products (1.1%)
Estee Lauder Cos., Inc. Class A	8,795	1,286,269
Energy (3.5%)
Energy Equipment & Services (0.6%)
Schlumberger NV (c)	14,731	766,601
Oil, Gas & Consumable Fuels (2.9%)
ConocoPhillips	12,709	1,475,134
EOG Resources, Inc.	10,023	1,212,282
Phillips 66	5,338	710,701
		3,398,117
Financial (13.6%)
Capital Markets (2.4%)
Charles Schwab Corp.	15,931	1,096,053
Morgan Stanley	19,014	1,773,055
		2,869,108
Commercial Banks (4.8%)
Bank of America Corp.	56,169	1,891,210
JPMorgan Chase & Co.	16,705	2,841,520
PNC Financial Services Group, Inc.	6,316	978,033
		5,710,763
	Shares	Value(a)
Consumer Finance (1.2%)
American Express Co.	7,335	$1,374,139
Financial Services (2.1%)
Mastercard, Inc. Class A	5,954	2,539,441
Insurance (3.1%)
Arch Capital Group Ltd. (b) (c)	11,205	832,195
Chubb Ltd. (c)	7,005	1,583,130
Progressive Corp.	8,196	1,305,459
		3,720,784
Health Care (14.6%)
Biotechnology (2.0%)
Regeneron Pharmaceuticals, Inc. (b)	1,132	994,224
Vertex Pharmaceuticals, Inc. (b)	3,398	1,382,612
		2,376,836
Health Care Equipment & Supplies (2.4%)
Abbott Laboratories	15,321	1,686,383
Boston Scientific Corp. (b)	21,252	1,228,578
		2,914,961
Health Care Providers & Services (2.8%)
UnitedHealth Group, Inc.	6,271	3,301,493
Life Sciences Tools & Services (2.4%)
Danaher Corp.	5,684	1,314,936
Thermo Fisher Scientific, Inc.	2,802	1,487,274
		2,802,210
Pharmaceuticals (5.0%)
Eli Lilly & Co.	4,371	2,547,944
Merck & Co., Inc.	19,199	2,093,075
Zoetis, Inc.	6,925	1,366,787
		6,007,806
Industrials (7.5%)
Aerospace & Defense (1.2%)
RTX Corp.	17,532	1,475,143
Building Products (0.9%)
Johnson Controls International PLC (c)	18,437	1,062,709
Commercial Services & Supplies (0.8%)
Republic Services, Inc.	5,862	966,702
Electrical Equipment (1.1%)
AMETEK, Inc.	7,961	1,312,689
Machinery (3.5%)
Deere & Co.	3,580	1,431,535
IDEX Corp.	5,738	1,245,777
Illinois Tool Works, Inc.	5,687	1,489,653
		4,166,965
Information Technology (28.3%)
Communications Equipment (1.3%)
Motorola Solutions, Inc.	5,026	1,573,590

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities – continued

	Shares	Value(a)
Electronic Equipment, Instruments & Components (1.2%)
CDW Corp.	6,110	$1,388,925
IT Services (1.1%)
Accenture PLC Class A (c)	3,728	1,308,193
Semiconductors & Semiconductor Equipment (8.0%)
Broadcom, Inc.	2,170	2,422,263
KLA Corp.	2,193	1,274,791
NVIDIA Corp.	8,824	4,369,821
Texas Instruments, Inc.	8,915	1,519,651
		9,586,526
Software (10.7%)
Microsoft Corp.	23,207	8,726,760
Roper Technologies, Inc.	1,954	1,065,262
Salesforce, Inc. (b)	6,283	1,653,309
Workday, Inc. Class A (b)	4,484	1,237,853
		12,683,184
Technology Hardware Storage & Peripherals (6.0%)
Apple, Inc.	36,960	7,115,909
Materials (1.5%)
Chemicals (1.5%)
Linde PLC (c)	1,439	591,012
PPG Industries, Inc.	7,788	1,164,695
		1,755,707
Real Estate (1.7%)
Industrial REITs (0.9%)
Prologis, Inc.	8,256	1,100,525
Residential REITs (0.8%)
AvalonBay Communities, Inc.	4,730	885,551
	Shares	Value(a)
Utilities (3.2%)
Electric Utilities (3.2%)
American Electric Power Co., Inc.	17,685	$1,436,376
Duke Energy Corp.	13,735	1,332,844
Eversource Energy	10,650	657,318
PG&E Corp.	20,309	366,171
		3,792,709
Total common stocks (cost: $74,276,857)		117,764,108
Short-Term Securities (0.6%)
Investment Companies (0.6%)
State Street Institutional U.S. Government Money Market Fund, current rate 5.320%	680,151	680,151
Total short-term securities (cost: $680,151)		680,151
Total investments in securities (cost: $74,957,008) (d)		118,444,259
Cash and other assets in excess of liabilities (0.5%)		611,254
Total net assets (100.0%)		$119,055,513

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: the Fund held 5.2% of net assets in foreign securities at December 31, 2023.

(d)  At December 31, 2023, the cost of investments for federal income tax purposes was $74,996,233. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$44,742,580
Gross unrealized depreciation	(1,294,554)
Net unrealized appreciation	$43,448,026

See accompanying notes to financial statements.

(This page has been left blank intentionally.)

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2023

	SFT Balanced Stabilization Fund		SFT Core Bond Fund	SFT Delaware IvySM Growth Fund		SFT Delaware IvySM Small Cap Growth Fund		SFT Equity Stabilization Fund		SFT Government Money Market Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers		$346,076,114	$539,296,304		$593,773,148		$150,519,947		$306,016,682		$230,250,214
Affiliated issuers (Note 8)		295,829,308	–		–		–		–		–
Cash on demand deposit		9,000,000	7,154		–		–		7,725,000		–
Due from broker[1]		–	1,154,000		–		–		–		–
Foreign currency on deposit[2]		–	6		–		–		–		–
Receivable:
Fund shares sold		–	378		–		–		–		–
Investment securities sold (including paydowns)		10,970	3,815,929		–		277,109		5,403		–
Investment securities sold on a when-issued or forward – commitment basis (Note 2)		–	680,278		–		–		–		–
Investment securities sold on a TBA basis (Note 2)		–	14,020,725		–		–		–		–
Dividends and accrued interest		2,808,495	2,648,011		150,424		10,084		102,246		137,113
Refundable foreign income taxes withheld		–	18		4,423		–		–		–
Variation margin on futures contracts		–	53,159		–		–		75,400		–
Prepaid expenses		10,597	10,521		10,351		10,351		10,351		12,342
Total assets		653,735,484	561,686,483		593,938,346		150,817,491		313,935,082		230,399,669
Liabilities
Payable:
Fund shares repurchased		354,592	419,751		161,048		35,774		262,624		782,017
Investment securities purchased		61,531	13,462,844		–		229,622		30,307		–
Investment securities purchased on a when-issued or forward – commitment basis (Note 2)		–	192,834		–		–		–		–
Investment securities purchased on a TBA basis (Note 2)		–	98,414,683		–		–		–		–
Adviser		448,767	249,572		454,531		144,954		221,157		109,982
Variation margin on futures contracts		151,238	–		–		–		–		–
Accrued expenses		74,433	103,284		66,911		48,759		44,471		38,372
Options written at value[3]		16,372	–		–		–		8,103		–
Total liabilities		1,106,933	112,842,968		682,490		459,109		566,662		930,371
Net assets applicable to outstanding capital stock		$652,628,551	$448,843,515		$593,255,856		$150,358,382		$313,368,420		$229,469,298
Net Assets Consist of:
Paid in capital**		$342,576,553	$376,489,812		$(107,505,015)		$10,617,288		$232,581,390		$229,467,233
Total distributable earnings		310,051,998	72,353,703		700,760,871		139,741,094		80,787,030		2,065
Net assets		$652,628,551	$448,843,515		$593,255,856		$150,358,382		$313,368,420		$229,469,298
Net assets by class:
Class 1	$	N/A	$9,271,377	$	N/A	$	N/A	$	N/A	$	N/A
Class 2		652,628,551	439,572,138		593,255,856		150,358,382		313,368,420		229,469,298
Net asset value per share of outstanding capital stock by class:
Class 1		N/A	2.505		N/A		N/A		N/A		N/A
Class 2		21.401	2.413		37.387		22.062		13.984		1.000
* Identified cost
Unaffiliated issuers		$339,802,018	$548,525,162		$323,228,419		$134,057,744		$257,452,805		$230,250,214
Affiliated issuers		107,000,000	–		–		–		–		–
** Shares outstanding by class:
Class 1		N/A	3,700,507		N/A		N/A		N/A		N/A
Class 2		30,495,177	182,174,223		15,868,113		6,815,315		22,409,559		229,469,298
[1] Cash collateral for open futures contracts		$–	$1,154,000		$–		$–		$–		$–
[2] Foreign currency on deposit (cost)		$–	$5		$–		$–		$–		$–
[3] Premiums received		$63,258	$–		$–		$–		$31,547		$–

See accompanying notes to financial statements.

	SFT Index 400 Mid-Cap Fund	SFT Index 500 Fund	SFT Real Estate Securities Fund	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$219,686,967	$1,230,198,563	$123,394,061		$194,205,108	$118,444,259
Affiliated issuers (Note 8)	–	–	–		–	–
Cash on demand deposit	4,266	–	–		–	–
Due from broker[1]	–	–	–		–	–
Foreign currency on deposit[2]	–	–	–		–	–
Receivable:
Fund shares sold	26,030	41,010	5,597		–	–
Investment securities sold (including paydowns)	189,977	–	316,928		436,973	733,543
Investment securities sold on a when-issued or forward – commitment basis (Note 2)	–	–	–		–	–
Investment securities sold on a TBA basis (Note 2)	–	–	–		–	–
Dividends and accrued interest	318,147	1,235,359	512,285		228,101	68,691
Refundable foreign income taxes withheld	–	–	–		3,583	1,202
Variation margin on futures contracts	–	–	–		–	–
Prepaid expenses	10,351	10,351	10,426		29,840	10,351
Total assets	220,235,738	1,231,485,283	124,239,297		194,903,605	119,258,046
Liabilities
Payable:
Fund shares repurchased	7,009	–	19,373		19,121	65,946
Investment securities purchased	273,349	31,139	113,658		349,965	–
Investment securities purchased on a when-issued or forward – commitment basis (Note 2)	–	–	–		–	–
Investment securities purchased on a TBA basis (Note 2)	–	–	–		–	–
Adviser	73,242	317,945	102,873		140,589	86,325
Variation margin on futures contracts	68,261	74,067	–		–	–
Accrued expenses	59,498	114,158	52,653		52,759	50,262
Options written at value[3]	–	–	–		–	–
Total liabilities	481,359	537,309	288,557		562,434	202,533
Net assets applicable to outstanding capital stock	$219,754,379	$1,230,947,974	$123,950,740		$194,341,171	$119,055,513
Net Assets Consist of:
Paid in capital**	$(59,851,213)	$(141,683,748)	$(12,992,805)		$26,383,215	$(631,907)
Total distributable earnings	279,605,592	1,372,631,722	136,943,545		167,957,956	119,687,420
Net assets	$219,754,379	$1,230,947,974	$123,950,740		$194,341,171	$119,055,513
Net assets by class:
Class 1	$35,875,062	$439,576,947	$14,785,208	$	N/A	$5,538,874
Class 2	183,879,317	791,371,027	109,165,532		194,341,171	113,516,639
Net asset value per share of outstanding capital stock by class:
Class 1	7.823	20.797	6.605		N/A	27.068
Class 2	7.535	20.034	6.361		22.243	26.421
* Identified cost
Unaffiliated issuers	$158,925,068	$400,288,420	$121,152,679		$174,976,690	$74,957,008
Affiliated issuers	–	–	–		–	–
** Shares outstanding by class:
Class 1	4,585,908	21,136,560	2,238,524		N/A	204,628
Class 2	24,402,212	39,502,264	17,160,536		8,737,140	4,296,424
[1] Cash collateral for open futures contracts	$–	$–	$–		$–	$–
[2] Foreign currency on deposit (cost)	$–	$–	$–		$–	$–
[3] Premiums received	$–	$–	$–		$–	$–

Securian Funds Trust

Statements of Operations

Year ended December 31, 2023

	SFT Balanced Stabilization Fund	SFT Core Bond Fund	SFT Delaware IvySM Growth Fund	SFT Delaware IvySM Small Cap Growth Fund	SFT Equity Stabilization Fund	SFT Government Money Market Fund
Income:
Interest[1]	$11,148,297	$19,563,102	$–	$–	$–	$10,071,019
Dividends[1]	3,467,169	603,399	3,846,356	755,643	9,307,731	1,226,103
Foreign tax withholding	–	–	(66,532)	–	–	–
Total investment income	14,615,466	20,166,501	3,779,824	755,643	9,307,731	11,297,122
Expenses (Note 4):
Investment advisory fee	3,500,045	1,756,859	3,544,630	1,250,192	1,759,561	562,859
Rule 12b-1 fees	1,590,930	1,078,599	1,368,689	367,703	799,801	562,859
Audit and accounting services	242,609	306,442	170,715	114,870	125,905	132,831
Administrative services fee	41,055	47,355	36,854	36,854	41,055	61,006
Legal fees	31,956	31,956	31,956	31,956	31,956	31,956
Custodian fees	15,796	12,455	13,600	20,653	16,224	9,800
Printing and shareholder reports	11,364	15,887	12,409	12,117	11,364	9,781
Trustee's fees	49,047	49,047	49,047	49,047	49,047	49,047
S&P licensing fee	–	–	–	–	–	–
Insurance	12,702	12,702	12,702	12,702	12,702	12,702
Other	14,596	17,108	51,554	41,575	22,644	10,340
Total expenses	5,510,100	3,328,410	5,292,156	1,937,669	2,870,259	1,443,181
Net investment income (loss)	9,105,366	16,838,091	(1,512,332)	(1,182,026)	6,437,472	9,853,941
Realized gains (losses) on investments and foreign currencies:
Investments (Note 3)
Unaffiliated issuers	(7,257,419)	(17,652,484)	48,002,595	(202,802)	3,085,405	–
Written options contracts	965,603	–	–	–	492,688	–
Foreign currency transactions	–	–	(103)	–	–	–
Other	–	4,517	–	144,089	–	–
Futures contracts	4,460,145	(3,355,318)	–	–	703,488	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers, net of foreign capital gains tax	22,823,214	27,526,909	127,482,256	18,892,808	12,495,404	–
Affiliated issuers (Note 8)	61,094,349	–	–	–	–	–
Written options contracts	(140,939)	–	–	–	(76,310)	–
Translation of assets and liabilities in foreign currency	–	–	150	–	–	–
Futures contracts	625,855	1,027,778	–	–	632,258	–
Net gains on investments	82,570,808	7,551,402	175,484,898	18,834,095	17,332,933	–
Net increase in net assets resulting from operations	$91,676,174	$24,389,493	$173,972,566	$17,652,069	$23,770,405	$9,853,941

1  All income is from unaffiliated issuers.
See accompanying notes to financial statements.

	SFT Index 400 Mid-Cap Fund	SFT Index 500 Fund	SFT Real Estate Securities Fund	SFT T. Rowe Price Value Fund	SFT Wellington Core Equity Fund
Income:
Interest[1]	$28,259	$–	$–	$28,094	$–
Dividends[1]	3,459,193	18,922,407	3,618,610	4,029,420	1,706,549
Foreign tax withholding	(3,287)	(4,757)	–	(50,850)	(6,721)
Total investment income	3,484,165	18,917,650	3,618,610	4,006,664	1,699,828
Expenses (Note 4):
Investment advisory fee	307,016	1,603,891	816,356	1,134,088	672,056
Rule 12b-1 fees	432,003	1,823,936	260,512	463,930	272,652
Audit and accounting services	137,494	252,377	128,256	114,870	125,934
Administrative services fee	36,854	36,854	36,854	36,854	36,854
Legal fees	31,956	31,956	31,956	31,956	31,956
Custodian fees	13,236	20,194	12,698	29,474	12,812
Printing and shareholder reports	11,211	11,211	11,841	20,816	15,267
Trustee's fees	49,047	49,047	49,047	49,047	49,047
S&P licensing fee	21,073	63,063	–	–	–
Insurance	12,702	12,702	12,702	12,702	12,702
Other	10,266	30,743	29,475	42,573	9,372
Total expenses	1,062,858	3,935,974	1,389,697	1,936,310	1,238,652
Net investment income (loss)	2,421,307	14,981,676	2,228,913	2,070,354	461,176
Realized gains (losses) on investments and foreign currencies:
Investments (Note 3)
Unaffiliated issuers	8,457,292	20,828,344	(653,536)	5,329,538	6,909,654
Written options contracts	–	–	–	–	–
Foreign currency transactions	–	–	–	38	–
Other	18,353	9,418	–	177	4,413
Futures contracts	246,280	2,422,428	–	–	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers, net of foreign capital gains tax	18,931,436	214,176,667	12,109,398	13,413,709	14,070,066
Affiliated issuers (Note 8)	–	–	–	–	–
Written options contracts	–	–	–	–	–
Translation of assets and liabilities in foreign currency	–	–	–	(328)	–
Futures contracts	540,209	1,563,116	–	–	–
Net gains on investments	28,193,570	238,999,973	11,455,862	18,743,134	20,984,133
Net increase in net assets resulting from operations	$30,614,877	$253,981,649	$13,684,775	$20,813,488	$21,445,309

Securian Funds Trust

Statements of Changes in Net Assets

Year ended December 31, 2023 and year ended December 31, 2022

	SFT Balanced Stabilization Fund		SFT Core Bond Fund		SFT Delaware IvySM Growth Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$9,105,366	$4,639,081	$16,838,091	$11,294,202	$(1,512,332)	$(1,486,308)
Net realized gains (losses) on investments	(1,831,671)	(381,723)	(21,003,285)	(37,913,887)	48,002,492	22,834,638
Net change in unrealized appreciation or depreciation of investments	84,402,479	(95,775,031)	28,554,687	(48,246,895)	127,482,406	(208,274,945)
Net increase (decrease) in net assets resulting from operations	91,676,174	(91,517,673)	24,389,493	(74,866,580)	173,972,566	(186,926,615)
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–	–	–
Decrease in net assets from distributions	–	–	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	2,905,145	3,230,634	–	–
Class 2	13,209,574	29,621,512	16,197,517	16,187,058	3,055,901	3,132,710
Value of distributions reinvested
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(1,433,965)	(2,572,439)	–	–
Class 2	(77,669,237)	(42,234,628)	(32,172,373)	(33,351,620)	(62,231,780)	(43,183,443)
Increase (decrease) in net assets from capital stock transactions	(64,459,663)	(12,613,116)	(14,503,676)	(16,506,367)	(59,175,879)	(40,050,733)
Total increase (decrease) in net assets	27,216,511	(104,130,789)	9,885,817	(91,372,947)	114,796,687	(226,977,348)
Net assets at beginning of period	625,412,040	729,542,829	438,957,698	530,330,645	478,459,169	705,436,517
Net assets at end of period	$652,628,551	$625,412,040	$448,843,515	$438,957,698	$593,255,856	$478,459,169
Capital share transactions:
Proceeds from sales
Class 1	–	–	1,204,741	1,322,960	–	–
Class 2	674,005	1,556,915	6,951,653	6,535,013	102,273	111,963
Issued on reinvestment of distributions
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(593,413)	(1,055,792)	–	–
Class 2	(3,923,754)	(2,209,032)	(13,902,388)	(13,939,714)	(1,889,632)	(1,418,840)
Net change from capital transactions	(3,249,749)	(652,117)	(6,339,407)	(7,137,533)	(1,787,359)	(1,306,877)

See accompanying notes to financial statements.

	SFT Delaware IvySM Small Cap Growth Fund		SFT Equity Stabilization Fund
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$(1,182,026)	$(1,335,605)	$6,437,472	$4,349,329
Net realized gains (losses) on investments	(58,713)	1,221,094	4,281,581	529,532
Net change in unrealized appreciation or depreciation of investments	18,892,808	(53,902,189)	13,051,352	(40,818,899)
Net increase (decrease) in net assets resulting from operations	17,652,069	(54,016,700)	23,770,405	(35,940,038)
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	–	–
Class 2	2,226,893	2,356,271	4,013,741	14,861,373
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	–	–
Class 2	(10,658,372)	(11,868,005)	(42,760,728)	(22,909,068)
Increase (decrease) in net assets from capital stock transactions	(8,431,479)	(9,511,734)	(38,746,987)	(8,047,695)
Total increase (decrease) in net assets	9,220,590	(63,528,434)	(14,976,582)	(43,987,733)
Net assets at beginning of period	141,137,792	204,666,226	328,345,002	372,332,735
Net assets at end of period	$150,358,382	$141,137,792	$313,368,420	$328,345,002
Capital share transactions:
Proceeds from sales
Class 1	–	–	–	–
Class 2	106,852	109,498	301,259	1,134,473
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	–	–
Class 2	(506,818)	(545,360)	(3,209,790)	(1,739,173)
Net change from capital transactions	(399,966)	(435,862)	(2,908,531)	(604,700)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2023 and year ended December 31, 2022

	SFT Government Money Market Fund		SFT Index 400 Mid-Cap Fund		SFT Index 500 Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$9,853,941	$2,534,989	$2,421,307	$2,005,068	$14,981,676	$13,300,175
Net realized gains (losses) on investments	–	–	8,721,925	6,741,985	23,260,190	9,481,147
Net change in unrealized appreciation or depreciation of investments	–	–	19,471,645	(40,506,111)	215,739,783	(247,853,625)
Net increase (decrease) in net assets resulting from operations	9,853,941	2,534,989	30,614,877	(31,759,058)	253,981,649	(225,072,303)
Distributions to shareholders:
From distributable earnings
Class 2	(9,853,941)	(2,534,989)	–	–	–	–
Decrease in net assets from distributions	(9,853,941)	(2,534,989)	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	5,140,157	7,357,506	33,312,718	30,015,096
Class 2	29,878,184	84,358,046	5,567,880	2,800,098	19,341,483	18,902,724
Value of distributions reinvested
Class 2	9,853,941	2,534,989	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(2,572,960)	(747,878)	(3,045,533)	(4,441,720)
Class 2	(32,744,625)	(61,489,586)	(16,663,601)	(13,137,316)	(60,226,142)	(59,775,837)
Increase (decrease) in net assets from capital stock transactions	6,987,500	25,403,449	(8,528,524)	(3,727,590)	(10,617,474)	(15,299,737)
Total increase (decrease) in net assets	6,987,500	25,403,449	22,086,353	(35,486,648)	243,364,175	(240,372,040)
Net assets at beginning of period	222,481,798	197,078,349	197,668,026	233,154,674	987,583,799	1,227,955,839
Net assets at end of period	$229,469,298	$222,481,798	$219,754,379	$197,668,026	$1,230,947,974	$987,583,799
Capital share transactions:
Proceeds from sales
Class 1	–	–	732,412	1,065,896	1,767,995	1,712,141
Class 2	29,878,184	84,358,046	831,612	422,867	1,116,355	1,128,392
Issued on reinvestment of distributions
Class 2	9,853,941	2,534,989	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(354,200)	(110,879)	(167,065)	(263,959)
Class 2	(32,744,625)	(61,489,586)	(2,422,092)	(2,001,142)	(3,356,944)	(3,521,706)
Net change from capital transactions	6,987,500	25,403,449	(1,212,268)	(623,258)	(639,659)	(945,132)

See accompanying notes to financial statements.

	SFT Real Estate Securities Fund		SFT T. Rowe Price Value Fund
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$2,228,913	$1,919,382	$2,070,354	$1,772,026
Net realized gains (losses) on investments	(653,536)	11,797,899	5,329,753	8,300,227
Net change in unrealized appreciation or depreciation of investments	12,109,398	(55,799,207)	13,413,381	(37,095,689)
Net increase (decrease) in net assets resulting from operations	13,684,775	(42,081,926)	20,813,488	(27,023,436)
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	2,993,353	2,477,049	–	–
Class 2	3,262,779	2,620,143	3,666,723	3,145,151
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(1,031,943)	(983,199)	–	–
Class 2	(10,716,543)	(20,081,328)	(15,248,277)	(30,345,304)
Increase (decrease) in net assets from capital stock transactions	(5,492,354)	(15,967,335)	(11,581,554)	(27,200,153)
Total increase (decrease) in net assets	8,192,421	(58,049,261)	9,231,934	(54,223,589)
Net assets at beginning of period	115,758,319	173,807,580	185,109,237	239,332,826
Net assets at end of period	$123,950,740	$115,758,319	$194,341,171	$185,109,237
Capital share transactions:
Proceeds from sales
Class 1	495,893	391,287	–	–
Class 2	564,801	450,796	182,574	156,376
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(162,367)	(144,006)	–	–
Class 2	(1,801,795)	(2,886,927)	(744,932)	(1,478,169)
Net change from capital transactions	(903,468)	(2,188,850)	(562,358)	(1,321,793)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2023 and year ended December 31, 2022

	SFT Wellington Core Equity Fund
	2023	2022
Operations:
Net investment income (loss)	$461,176	$460,593
Net realized gains (losses) on investments	6,914,067	3,374,122
Net change in unrealized appreciation or depreciation of investments	14,070,066	(31,436,967)
Net increase (decrease) in net assets resulting from operations	21,445,309	(27,602,252)
Distributions to shareholders:
From distributable earnings
Class 2	–	–
Decrease in net assets from distributions	–	–
Capital stock transactions:
Proceeds from sales
Class 1	1,127,143	2,003,044
Class 2	1,651,828	644,745
Value of distributions reinvested
Class 2	–	–
Payments for redemption of shares
Class 1	(339,069)	(549,192)
Class 2	(13,593,680)	(10,492,245)
Increase (decrease) in net assets from capital stock transactions	(11,153,778)	(8,393,648)
Total increase (decrease) in net assets	10,291,531	(35,995,900)
Net assets at beginning of period	108,763,982	144,759,882
Net assets at end of period	$119,055,513	$108,763,982
Capital share transactions:
Proceeds from sales
Class 1	46,534	86,449
Class 2	71,038	28,079
Issued on reinvestment of distributions
Class 2	–	–
Payments for redemption of shares
Class 1	(13,739)	(23,633)
Class 2	(568,752)	(450,239)
Net change from capital transactions	(464,919)	(359,344)

See accompanying notes to financial statements.

Securian Funds Trust
Financial Highlights

SFT Balanced Stabilization Fund

	Class 2 Shares
	Year ended December 31,
	2023	2022	2021		2020		2019
Net asset value, beginning of period	$18.534	$21.210	$18.697		$16.892		$13.983
Income from investment operations:
Net investment income (a)	.282	.136	.019		.082		.185
Net realized and unrealized gain(loss) on investments	2.585	(2.812)	2.494		1.723		2.724
Total from investment operations	2.867	(2.676)	2.513		1.805		2.909
Net asset value, end of period	$21.401	$18.534	$21.210		$18.697		$16.892
Total return (b)	15.47%	(12.62)%	13.46%		10.67%		20.81%
Net assets, end of period (in thousands)	$652,629	$625,412	$729,543		$678,188		$577,805
Ratios to average net assets:
Expenses before waiver (c)	.87%	.86%	.85%		.86%		.90%
Expenses (c)	.87%	.86%	.84	%(d)	.80	%(d)	.80	%(d)
Net investment income	1.43%	.71%	.10%		.48%		1.18%
Portfolio turnover rate (excluding short-term securities)	4.1%	12.0%	5.8%		–%		1.2%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see Note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Core Bond Fund

	Class 1 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$2.364	$2.747	$2.755	$2.571	$2.355
Income from investment operations:
Net investment income (a)	.098	.065	.056	.067	.078
Net realized and unrealized gain(loss) on investments	.043	(.448)	(.064)	.117	.138
Total from investment operations	.141	(.383)	(.008)	.184	.216
Net asset value, end of period	$2.505	$2.364	$2.747	$2.755	$2.571
Total return (b)	5.98%	(13.93)%	(0.29)%	7.15%	9.18%
Net assets, end of period (in thousands)	$9,271	$7,303	$7,751	$5,530	$5,060
Ratios to average net assets:
Expenses (c)	.51%	.50%	.49%	.48%	.49%
Net investment income	4.09%	2.62%	2.03%	2.52%	3.11%
Portfolio turnover rate (excluding short-term securities)	209.9%	139.2%	67.3%	93.0%	130.4%
	Class 2 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$2.282	$2.659	$2.673	$2.501	$2.297
Income from investment operations:
Net investment income (a)	.089	.057	.047	.059	.070
Net realized and unrealized gain(loss) on investments	.042	(.434)	(.061)	.113	.134
Total from investment operations	.131	(.377)	(.014)	.172	.204
Net asset value, end of period	$2.413	$2.282	$2.659	$2.673	$2.501
Total return (b)	5.72%	(14.17)%	(0.54)%	6.88%	8.90%
Net assets, end of period (in thousands)	$439,572	$431,655	$522,580	$491,483	$482,818
Ratios to average net assets:
Expenses (c)	.76%	.75%	.74%	.73%	.74%
Net investment income	3.83%	2.38%	1.78%	2.28%	2.87%
Portfolio turnover rate (excluding short-term securities)	209.9%	139.2%	67.3%	93.0%	130.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Delaware IvySM Growth Fund

	Class 2 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$27.100	$37.202	$28.554	$21.848	$16.007
Income from investment operations:
Net investment loss (a)	(.090)	(.082)	(.124)	(.038)	(.005)
Net realized and unrealized gain(loss) on investments	10.377	(10.020)	8.772	6.744	5.846
Total from investment operations	10.287	(10.102)	8.648	6.706	5.841
Net asset value, end of period	$37.387	$27.100	$37.202	$28.554	$21.848
Total return (b)	37.96%	(27.15)%	30.29%	30.69%	36.49%
Net assets, end of period (in thousands)	$593,256	$478,459	$705,437	$606,247	$544,843
Ratios to average net assets:
Expenses (c)	.97%	.96%	.96%	.97%	.98%
Net investment loss	(.28)%	(.27)%	(.38)%	(.16)%	(.03)%
Portfolio turnover rate (excluding short-term securities)	9.1%	8.5%	14.4%	28.9%	29.9%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Delaware IvySM Small Cap Growth Fund

	Class 2 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.561	$26.750	$25.579	$18.772	$15.181
Income from investment operations:
Net investment loss (a)	(.168)	(.179)	(.233)	(.161)	(.146)
Net realized and unrealized gain(loss) on investments	2.669	(7.010)	1.404	6.968	3.737
Total from investment operations	2.501	(7.189)	1.171	6.807	3.591
Net asset value, end of period	$22.062	$19.561	$26.750	$25.579	$18.772
Total return (b)	12.79%	(26.87)%	4.58%	36.26%	23.66%
Net assets, end of period (in thousands)	$150,358	$141,138	$204,666	$211,834	$176,721
Ratios to average net assets:
Expenses (c)	1.32%	1.27%	1.23%	1.24%	1.23%
Net investment loss	(.80)%	(.82)%	(.84)%	(.83)%	(.81)%
Portfolio turnover rate (excluding short-term securities)	65.1%	61.8%	47.1%	53.6%	43.3%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Equity Stabilization Fund

	Class 2 Shares
	Year ended December 31,
	2023	2022	2021		2020		2019
Net asset value, beginning of period	$12.969	$14.363	$12.804		$13.527		$11.594
Income from investment operations:
Net investment income (a)	.268	.169	.154		.173		.275
Net realized and unrealized gain(loss) on investments	.747	(1.563)	1.405		(.896)		1.658
Total from investment operations	1.015	(1.394)	1.559		(.723)		1.933
Net asset value, end of period	$13.984	$12.969	$14.363		$12.804		$13.527
Total return (b)	7.82%	(9.71)%	12.18%		(5.35)%		16.67%
Net assets, end of period (in thousands)	$313,368	$328,345	$372,333		$355,582		$390,478
Ratios to average net assets:
Expenses before waiver (c)	.90%	.88%	.87%		.88%		.90%
Expenses (c)	.90%	.88%	.85	%(d)	.80	%(d)	.80	%(d)
Net investment income	2.01%	1.28%	1.13%		1.38%		2.17%
Portfolio turnover rate (excluding short-term securities)	0.6%	12.3%	3.4%		20.1%		–%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see Note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Government Money Market Fund

	Class 2 Shares
	Year ended December 31,
	2023	2022		2021		2020		2019
Net asset value, beginning of period	$1.000	$1.000		$1.000		$1.000		$1.000
Income from investment operations:
Net investment income (a)	.044	.011		–		.002		.015
Net realized and unrealized gain on investments	–	–		–		–		–
Total from investment operations	.044	.011		–		.002		.015
Less distributions:
Distributions from net investment income	(.044)	(.011)		–		(.002)		(.015)
Net asset value, end of period	$1.000	$1.000		$1.000		$1.000		$1.000
Total return (b)	4.47%	1.12%		–%		0.21%		1.50%
Net assets, end of period (in thousands)	$229,469	$222,482		$197,078		$196,877		$188,351
Ratios to average net assets:
Expenses before waiver	.64%	.64%		.66%		.68%		.83%
Expenses (c)	.64%	.48	%(d)	.04	%(d)	.29	%(d)	.70	%(d)
Net investment income	4.38%	1.16%		–%		.20%		1.35%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see Note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Index 400 Mid-Cap Fund

	Class 1 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$6.745	$7.786	$6.264	$5.527	$4.392
Income from investment operations:
Net investment income (a)	.100	.084	.068	.065	.067
Net realized and unrealized gain(loss) on investments	.978	(1.125)	1.454	.672	1.068
Total from investment operations	1.078	(1.041)	1.522	.737	1.135
Net asset value, end of period	$7.823	$6.745	$7.786	$6.264	$5.527
Total return (b)	15.99%	(13.38)%	24.30%	13.34%	25.82%
Net assets, end of period (in thousands)	$35,875	$28,379	$25,327	$15,838	$12,088
Ratios to average net assets:
Expenses (c)	.31%	.30%	.28%	.31%	.29%
Net investment income	1.40%	1.22%	.93%	1.27%	1.31%
Portfolio turnover rate (excluding short-term securities)	20.7%	15.0%	15.3%	14.4%	15.1%
	Class 2 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$6.513	$7.538	$6.079	$5.377	$4.284
Income from investment operations:
Net investment income (a)	.079	.063	.050	.050	.054
Net realized and unrealized gain(loss) on investments	.943	(1.088)	1.409	.652	1.039
Total from investment operations	1.022	(1.025)	1.459	.702	1.093
Net asset value, end of period	$7.535	$6.513	$7.538	$6.079	$5.377
Total return (b)	15.70%	(13.60)%	23.99%	13.06%	25.51%
Net assets, end of period (in thousands)	$183,879	$169,289	$207,828	$188,333	$186,108
Ratios to average net assets:
Expenses (c)	.56%	.55%	.53%	.56%	.54%
Net investment income	1.14%	.94%	.71%	1.02%	1.09%
Portfolio turnover rate (excluding short-term securities)	20.7%	15.0%	15.3%	14.4%	15.1%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Index 500 Fund

	Class 1 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.502	$20.191	$15.732	$13.309	$10.144
Income from investment operations:
Net investment income (a)	.283	.251	.215	.217	.215
Net realized and unrealized gain(loss) on investments	4.012	(3.940)	4.244	2.206	2.950
Total from investment operations	4.295	(3.689)	4.459	2.423	3.165
Net asset value, end of period	$20.797	$16.502	$20.191	$15.732	$13.309
Total return (b)	26.03%	(18.27)%	28.35%	18.20%	31.20%
Net assets, end of period (in thousands)	$439,577	$322,375	$365,210	$272,088	$224,410
Ratios to average net assets:
Expenses (c)	.19%	.19%	.19%	.20%	.20%
Net investment income	1.52%	1.44%	1.19%	1.62%	1.81%
Portfolio turnover rate (excluding short-term securities)	2.5%	2.1%	2.3%	3.3%	2.6%
	Class 2 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.936	$19.547	$15.268	$12.949	$9.894
Income from investment operations:
Net investment income (a)	0.227	.200	.164	.179	.181
Net realized and unrealized gain(loss) on investments	3.871	(3.811)	4.115	2.140	2.874
Total from investment operations	4.098	(3.611)	4.279	2.319	3.055
Net asset value, end of period	$20.034	$15.936	$19.547	$15.268	$12.949
Total return (b)	25.71%	(18.47)%	28.03%	17.91%	30.88%
Net assets, end of period (in thousands)	$791,371	$665,209	$862,746	$731,356	$689,994
Ratios to average net assets:
Expenses (c)	.44%	.44%	.44%	.45%	.45%
Net investment income	1.27%	1.18%	.94%	1.38%	1.56%
Portfolio turnover rate (excluding short-term securities)	2.5%	2.1%	2.3%	3.3%	2.6%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Real Estate Securities Fund

	Class 1 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$5.885	$7.964	$5.515	$5.661	$4.534
Income from investment operations:
Net investment income (a)	.132	.114	.061	.087	.096
Net realized and unrealized gain(loss) on investments	.588	(2.193)	2.388	(.233)	1.031
Total from investment operations	.720	(2.079)	2.449	(.146)	1.127
Net asset value, end of period	$6.605	$5.885	$7.964	$5.515	$5.661
Total return (b)	12.22%	(26.10)%	44.41%	(2.59)%	24.87%
Net assets, end of period (in thousands)	$14,785	$11,211	$13,201	$6,461	$5,858
Ratios to average net assets:
Expenses (c)	.97%	.90%	.87%	.91%	.88%
Net investment income	2.18%	1.71%	.91%	1.69%	1.79%
Portfolio turnover rate (excluding short-term securities)	33.4%	78.7%	59.7%	74.9%	55.5%
	Class 2 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$5.683	$7.709	$5.352	$5.508	$4.422
Income from investment operations:
Net investment income (a)	.110	.091	.055	.073	.082
Net realized and unrealized gain(loss) on investments	.568	(2.117)	2.302	(.229)	1.004
Total from investment operations	.678	(2.026)	2.357	(.156)	1.086
Net asset value, end of period	$6.361	$5.683	$7.709	$5.352	$5.508
Total return (b)	11.94%	(26.29)%	44.05%	(2.83)%	24.56%
Net assets, end of period (in thousands)	$109,166	$104,547	$160,607	$119,460	$128,350
Ratios to average net assets:
Expenses (c)	1.22%	1.15%	1.12%	1.16%	1.13%
Net investment income	1.88%	1.40%	.85%	1.46%	1.59%
Portfolio turnover rate (excluding short-term securities)	33.4%	78.7%	59.7%	74.9%	55.5%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT T. Rowe Price Value Fund

	Class 2 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.905	$22.533	$17.411	$15.818	$12.568
Income from investment operations:
Net investment income (a)	.228	.180	.082	.147	.186
Net realized and unrealized gain(loss) on investments	2.110	(2.808)	5.040	1.446	3.064
Total from investment operations	2.338	(2.628)	5.122	1.593	3.250
Net asset value, end of period	$22.243	$19.905	$22.533	$17.411	$15.818
Total return (b)	11.75%	(11.67)%	29.43%	10.06%	25.86%
Net assets, end of period (in thousands)	$194,341	$185,109	$239,333	$206,350	$201,178
Ratios to average net assets:
Expenses (c)	1.04%	1.07%	1.05%	1.06%	1.06%
Net investment income	1.12%	.88%	.40%	1.01%	1.28%
Portfolio turnover rate (excluding short-term securities)	61.8%	186.4%	100.1%	113.2%	131.1%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Wellington Core Equity Fund

	Class 1 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$22.365	$27.698	$22.304	$18.861	$14.069
Income from investment operations:
Net investment income (a)	.155	.152	.105	.116	.120
Net realized and unrealized gain(loss) on investments	4.548	(5.485)	5.289	3.327	4.672
Total from investment operations	4.703	(5.333)	5.394	3.443	4.792
Net asset value, end of period	$27.068	$22.365	$27.698	$22.304	$18.861
Total return (b)	21.03%	(19.26)%	24.18%	18.25%	34.06%
Net assets, end of period (in thousands)	$5,539	$3,843	$3,020	$1,729	$1,251
Ratios to average net assets:
Expenses (c)	.85%	.87%	.84%	.86%	.86%
Net investment income	.63%	.65%	.42%	.61%	.71%
Portfolio turnover rate (excluding short-term securities)	23.1%	14.0%	14.4%	23.0%	14.9%
	Class 2 Shares
	Year ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.885	$27.173	$21.936	$18.596	$13.906
Income from investment operations:
Net investment income (a)	.094	.088	.042	.068	.077
Net realized and unrealized gain(loss) on investments	4.442	(5.376)	5.195	3.272	4.613
Total from investment operations	4.536	(5.288)	5.237	3.340	4.690
Net asset value, end of period	$26.421	$21.885	$27.173	$21.936	$18.596
Total return (b)	20.73%	(19.46)%	23.87%	17.96%	33.73%
Net assets, end of period (in thousands)	$113,517	$104,921	$141,740	$128,567	$123,630
Ratios to average net assets:
Expenses (c)	1.10%	1.12%	1.08%	1.11%	1.11%
Net investment income	.40%	.38%	.17%	.37%	.47%
Portfolio turnover rate (excluding short-term securities)	23.1%	14.0%	14.4%	23.0%	14.9%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Notes to Financial Statements

December 31, 2023

(1)  Organization

Securian Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), each of whose Funds operate as a no-load, diversified open-end management investment company, except that the SFT Delaware IvySM Growth Fund operates as a non-diversified, open-end management investment company. The Trust is a series trust that includes the Funds and share classes listed below:

Fund Name	Share Class 1	Share Class 2
SFT Balanced Stabilization Fund	NA	🗸
SFT Core Bond Fund	🗸	🗸
SFT Delaware IvySM Growth Fund	NA	🗸
SFT Delaware IvySM Small Cap Growth Fund	NA	🗸
SFT Equity Stabilization Fund	NA	🗸
SFT Government Money Market Fund	NA	🗸
SFT Index 400 Mid-Cap Fund	🗸	🗸
SFT Index 500 Fund	🗸	🗸
SFT Real Estate Securities Fund	🗸	🗸
SFT T. Rowe Price Value Fund	NA	🗸
SFT Wellington Core Equity Fund	🗸	🗸

Securian Asset Management, Inc. ("Securian AM"), a wholly-owned subsidiary of Securian Financial Group, Inc. ("Securian Financial Group"), serves as the investment adviser to each of the Funds in the Trust pursuant to an investment advisory agreement between Securian AM and the Trust. The Funds' prospectus provides a detailed description of each Fund's investment objective, policies and strategies.

Class 2 shares are subject to a Rule 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a Rule 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public, but sold only to Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company ("Securian Life") in connection with Minnesota Life and Securian Life variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services — Investment Companies." The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the statement of assets and liabilities date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by Securian AM, as the Valuation Designee, in accordance with procedures approved by the Board of Trustees (the "Board") of the Trust and in accordance with provisions of the 1940 Act. The Board has delegated the daily oversight of the securities valuation function to Securian AM, which ensures that valuations comply with the valuation policies. The summary of fair valued in good faith securities are presented to the Board at their quarterly meetings.

A Fund's investments will also be valued at fair value in good faith by Securian AM if it determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's net asset value is calculated. If a significant event impacting the value of a security or group of securities occurs, Securian AM is immediately notified and promptly determines whether fair value in good faith pricing is needed in accordance with the Trust's valuation procedures and, if so, approves the pricing methodology to be used.

Short-term securities, with the exception of those held in the SFT Government Money Market Fund, are valued at market value. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the SFT Government Money Market Fund are valued at amortized cost, which approximates market value, in order to attempt to maintain a stable net asset value of $1.00 per share. However, there is no assurance the SFT Government Money Market Fund will maintain the $1.00 net asset value.

On July 12, 2023, the Securities Exchange Commission ("SEC") adopted amendments to Rule 2a-7 and other rules that govern money market funds under the 1940 Act. As applicable to a government money market fund, these amendments, among other changes: (i) increase required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024; and (ii) allow government money market funds and retail money market funds to engage in certain practices in order to maintain a stable net asset value in a negative interest rate environment, subject to certain conditions including Board approval and disclosure requirements. At this time, management is evaluating the rule amendments and their impact on the SFT Government Money Market Fund.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Investment Companies

The SFT Balanced Stabilization Fund and SFT Equity Stabilization Fund may invest in other investment companies, which may not be traded on an exchange, the Fund(s) may, as a practical expedient, estimate the fair value of an investment company based on the reported NAV per share or its equivalent if the reported NAV per share or its equivalent of the investment company is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with ASC 946. If the investment company does not provide a reported NAV per share or its equivalent on a Business Day, Securian AM, as valuation designee, shall estimate fair value in good faith and in a manner consistent with the Trust's Valuation Procedures.

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Foreign Currency Translations

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The Funds do not separately report changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

Futures Transactions

To gain exposure to, or for protection from market changes, the Funds (excluding the SFT Government Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds may also buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value as determined by each relevant clearing agency and is aggregated at a Futures Commission Merchant ("FCM") which is registered with the Commodity Futures Trading Commission or the applicable regulator. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund's assets in the segregated account. For a listing of open futures contracts see the Investments in Securities for each Fund.

Options Transactions

Each Fund (excluding the SFT Government Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. An option is a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised.

The risk in buying an option is that each Fund pays a premium whether or not the option is exercised. Each Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. Each Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Bank Loans

The SFT Core Bond Fund may purchase bank loans. Bank loans are interests in amounts owed by corporate or other borrowers and may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Bank loans may be made directly with a borrower or acquired through assignment or participation. The Fund's right to enforce a borrower's compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Investments in bank loans may involve special risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The Fund may also invest in loan commitments, which are contractual obligations for a future funding. The Fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments. Although typically secured, bank loans may not be backed by sufficient collateral to satisfy their issuers' obligations in the event of bankruptcy, insolvency or similar distressed scenarios. Bank loans may also be illiquid, not readily marketable, or subject to restrictions on resale.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government agencies securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. At December 31, 2023, no Funds were invested in repurchase agreements.

Federal Taxes

Each Fund, other than SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund, qualifies as a partnership for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). A Fund is treated, for federal income tax purposes, as a partnership if it has more than one shareholder. A Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy. As a partnership, a Fund is not subject to income tax, and any income, gains, deductions, or losses of the Fund will instead pass through and be considered for federal income tax purposes by its partners, which will be Minnesota Life and Securian Life through their respective separate accounts. SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund are treated as disregarded entities for federal income tax purposes. While the Trust anticipates that each Fund other than SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, and SFT T. Rowe Price Value Fund will always have two shareholders, Minnesota Life and Securian Life, a wholly owned subsidiary of Minnesota Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and would be treated as a disregarded entity for federal income tax purposes. A disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner, and the owner is treated as directly owning the assets of the disregarded entity and considers for federal income tax purposes the income, gains, deductions, and losses relating to those assets.

The FASB ASC 740, "Income Taxes" (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial statements for the year ended December 31, 2023. The Funds' federal and state income returns for which the

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

applicable statutes of limitations have not expired (2020, 2021, 2022 and 2023) remain subject to examination by the Internal Revenue Service and states' department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences.

Distributions to Shareholders

Distributions to shareholders from net investment income and realized gains (if any) for the SFT Government Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock.

The Funds are partnerships and disregarded entities. Funds other than SFT Government Money Market Fund are not required to and will not distribute taxable income.

Securities Purchased on a When-Issued or Forward Commitment Basis

Delivery and payment for securities which have been purchased or sold by a Fund on a when-issued or forward commitment basis, including To Be Announced ("TBA") securities, can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2023, the SFT Core Bond Fund entered into outstanding, when-issued or forward commitments, including TBA securities, at a fair value of $84,586,792.

Cross-Trades

The Funds are permitted to purchase and sell securities (i.e., "cross-trade") from and to other Funds within the Trust as well as outside of the Trust, where both accounts are managed by the same adviser or sub-advisor pursuant to "Cross-Trading" procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by a respective Fund from and to another Fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common officer, or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed.

For the year ended December 31, 2023, the Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
SFT T. Rowe Price Value Fund	$–	$312,206	$63,314

(3)  Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2023 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
SFT Balanced Stabilization Fund	$17,382,517	$23,485,443	$9,290,498	$–
SFT Core Bond Fund	52,369,397	88,429,352	808,243,738	728,954,246
SFT Delaware IvySM Growth Fund	49,508,217	108,163,702	–	–
SFT Delaware IvySM Small Cap Growth Fund	93,869,065	100,153,335	–	–
SFT Equity Stabilization Fund	1,649,690	35,755,450	–	–
SFT Index 400 Mid-Cap Fund	40,331,112	43,900,195	978,636	1,000,000
SFT Index 500 Fund	27,011,842	32,726,504	–	–
SFT Real Estate Securities Fund	38,698,220	40,162,020	–	–
SFT T. Rowe Price Value Fund	114,105,352	124,370,565	–	–
SFT Wellington Core Equity Fund	26,015,043	36,793,300	–	–

*  Includes U.S. government-sponsored enterprise securities.

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions

The Trust has entered into an investment advisory agreement with Securian AM, a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Securian AM manages the Funds' investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Fund pays Securian AM an annual fee, based on average daily net assets, in the following amounts:

Fund	Annual Fee on Net Assets
SFT Balanced Stabilization Fund	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Core Bond Fund	0.40% of assets to $750 million; and 0.35% of assets exceeding $750 million
SFT Delaware IvySM Growth Fund	0.67% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Delaware IvySM Small Cap Growth Fund	0.85% of assets to $300 million; and 0.80% of next $200 million of assets; and 0.75% of next $500 million of assets; and 0.70% of assets exceeding $1 billion
SFT Equity Stabilization Fund	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Government Money Market Fund	0.25% of assets to $750 million; and 0.20% of assets exceeding $750 million
SFT Index 400 Mid-Cap Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Index 500 Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Real Estate Securities Fund	0.70% of assets to $300 million; and 0.675% of next $200 million of assets; and 0.65% of next $500 million of assets; and 0.60% of assets exceeding $1 billion
SFT T. Rowe Price Value Fund(a)	0.57% of assets to $300 million; and 0.55% of next $200 million of assets; and 0.525% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Wellington Core Equity Fund(b)	0.55% of assets to $300 million; and 0.525% of next $200 million of assets; and 0.50% of next $500 million of assets; and 0.45% of assets exceeding $1 billion

(a)  Prior to June 1, 2023, the Fund's investment advisory fee was 0.67% of assets to $300 million; and 0.65% of next $200 million of assets; and 0.625% of next $500 million of assets; and 0.60% of assets exceeding $1 billion.

(b)  Prior to June 1, 2023, the Fund's investment advisory fee was 0.65% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.55% of assets exceeding $1 billion.

Securian AM has entered into a sub-advisory agreement with Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), as sub-adviser to the SFT Real Estate Securities Fund, under which Securian AM pays Cohen & Steers an annual fee ranging from 0.25% to 0.38% based on average daily net assets.

Securian AM has entered into a sub-advisory agreement with Delaware Investments Fund Advisers ("DIFA"), a series of Macquarie Investment Management Business Trust, as sub-adviser to SFT Delaware IvySM Growth Fund and the SFT Delaware IvySM Small Cap Growth Fund, under which Securian AM pays DIFA an annual fee for SFT Delaware IvySM Growth Fund and the SFT Delaware IvySM Small Cap Growth Fund ranging from 0.33% to 0.55% and 0.40% to 0.82%, respectively, based on average daily net assets.

Securian AM has entered into a sub-advisory agreement with Metropolitan West Asset Management, LLC ("MetWest"), a wholly-owned subsidiary of TCW Group, Inc., as sub-adviser to the SFT Core Bond Fund, under which Securian pays MetWest an annual fee ranging from 0.10% to 0.18% based on average daily net assets.

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Securian AM has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price"), as sub-adviser to the SFT T. Rowe Price Value Fund, under which Securian AM pays T. Rowe Price an annual fee ranging from 0.25% to 0.48% based on average daily net assets.

Securian AM has entered into a sub-advisory agreement with Wellington Management Company LLP ("Wellington Management"), as sub-adviser to the SFT Wellington Core Equity Fund, under which Securian AM pays Wellington Management an annual fee ranging from 0.27% to 0.31% based on average daily net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, a percentage of the compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations.

Operating expenses not attributable to a specific Fund are generally allocated based upon the proportionate daily net assets of each Fund.

Administrative Services Fee

The Trust has entered into an agreement with Securian Financial Group under which Securian Financial Group provides accounting, legal, security valuations and other administrative services. Each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied. Total quarterly administrative fees by Fund currently range from $8,000 to $20,000.

Accounting Services

The Trust has entered into an agreement with State Street Bank and Trust Company ("State Street") in which State Street provides daily fund accounting and investment administration services. In 2023, these fees ranged from 0.01% to 0.04% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, and certain other fees.

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares (each, a "Covered Fund"). Each Covered Fund pays distribution fees at the annual rate of 0.25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. ("Securian Financial"), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the distribution plan.

Net Investment Income Maintenance Agreement for the SFT Government Money Market Fund

Effective May 1, 2012, the Board approved a Restated Net Investment Income Maintenance Agreement (the "Income Maintenance Agreement") among the Trust (on behalf of SFT Government Money Market Fund), Securian AM and Securian Financial. Under such Income Maintenance Agreement, Securian AM agrees to waive, reimburse, or pay SFT Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Income Maintenance Agreement to recover the full amount waived, reimbursed, or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. There is no guarantee that the Fund will maintain a positive yield. The Income Maintenance Agreement runs through April 30, 2024 and renew annually for a full year unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term.

As of December 31, 2023, the amounts waived and eligible for recovery are as follows:

	Income Mainetance Agreement	Advisory Fees Waived for the year ended December 31,	12b-1 Fees Waived for the year ended December 31,	Excess Expense Waived for the year ended December 31,	Total eligible for recovery as of December 31,	Expiring December 31,
Fund	Date	2023*	2023*	2023*	2023	2024	2025	2026
SFT Government Money Market Fund	May 1, 2012	$–	$–	$–	$1,551,804	$1,203,364	$348,440	$–

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT Government Money Market Fund Expense Waivers

Securian AM and the Trust, on behalf of the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT Government Money Market Fund, have entered into separate Expense Limitation Agreements which limit the operating expenses of these Funds, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreements for SFT Balanced Stabilization Fund and SFT Equity Stabilization Fund were terminated effective May 1, 2021.

The SFT Government Money Market Expense Limitation Agreement runs through April 30, 2024 and renew annually for a full year unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term. The Funds are authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to their respective Expense Limitation Agreement, provided that such reimbursement will not cause any Fund to exceed any limits in effect at the time of such reimbursement. A Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Funds' shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the Funds' prospectus.

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

As of December 31, 2023, the amounts waived and eligible for recovery under the Expense Limitation Agreements are as follows:

	Agreement	Expense	Advisory Fees Waived for the year ended December 31,	Total eligible for recovery as of December 31,	Expiring December 31,
Fund	Date	Limit	2023*	2023	2024	2025	2026
SFT Balanced Stabilization Fund	Terminated May 1, 2021	N/A	$–	$120,740	$120,740	$–	$–
SFT Equity Stabilization Fund	Terminated May 1, 2021	N/A	$–	$87,034	$87,034	$–	$–
SFT Government Money Market Fund	November 1, 2017	0.70%	$–	$–	$–	$–	$–

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

(5)  Illiquid Investments

Non-Money Market Funds—Pursuant to Rule 22e-4 under the 1940 Act, no Fund may acquire an "illiquid investment" if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. Rule 22e-4 generally defines an illiquid investment as any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. At December 31, 2023, the SFT Balanced Stabilization Fund held four illiquid securities with a market value of $5,874,809 which represents 0.9% of net assets.

Government Money Market Funds—Money market funds are governed by Rule 2a-7 under the 1940 Act. Per Rule 2a-7, the SFT Government Money Market Fund currently limits investments in "illiquid securities" to 0.5% of total assets at the time of purchase. Rule 2a-7 defines an illiquid security as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. At December 31, 2023, the Fund did not hold illiquid securities.

(6)  Fair Value Measurement

The Trust utilizes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs when determining fair value. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial asset or liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the advisor's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, swaps, and written options.

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

The following is a summary of the levels used as of December 31, 2023, in valuing the Fund's assets and liabilities (please see the Investments in Securities for each Fund for a listing of all securities within each category):

	Fair Value Measurement at December 31, 2023 using
Fund	Level 1	Level 2	Level 3	Total
SFT Balanced Stabilization Fund
Assets
Government Obligations	$–	$31,351,553	$–	$31,351,553
Other Mortgage-Backed Securities	–	1,309,714	–	1,309,714
Corporate Obligations	–	214,554,120	–	214,554,120
Purchased Options	74,210	–	–	74,210
Investment Companies	394,615,825	–	–	394,615,825
Total Investments	394,690,035	247,215,387	–	641,905,422
Other Financial Instruments*
Futures Contracts	1,975,191	–	–	1,975,191
Liabilities
Other Financial Instruments*
Written Options	(16,372)	–	–	(16,372)
SFT Core Bond Fund
Assets
Government Obligations	–	308,648,222	–	308,648,222
Asset-Backed Securities	–	27,673,509	–	27,673,509
Other Mortgage-Backed Securities	–	54,004,755	–	54,004,755
Corporate Obligations	–	96,059,250	–	96,059,250
Bank Loans	–	7,364,258	–	7,364,258
Foreign Bonds	–	2,283,337	–	2,283,337
Investment Companies	16,323,928	–	–	16,323,928
U.S. Government Agencies and Obligations	–	26,939,045	–	26,939,045
Total Investments	16,323,928	522,972,376	–	539,296,304
Other Financial Instruments*
Futures Contracts	1,131,582	–	–	1,131,582
SFT Delaware IvySM Growth Fund
Assets
Common Stocks	591,467,825	–	–	591,467,825
Investment Companies	2,305,323	–	–	2,305,323
Total Investments	593,773,148	–	–	593,773,148
SFT Delaware IvySM Small Cap Growth Fund
Assets
Common Stocks	147,110,917	–	–	147,110,917
Investment Companies	3,409,030	–	–	3,409,030
Total Investments	150,519,947	–	–	150,519,947
SFT Equity Stabilization Fund
Assets
Investment Companies	305,980,042	–	–	305,980,042
Purchased Options	36,640	–	–	36,640
Total Investments	306,016,682	–	–	306,016,682
Other Financial Instruments*
Futures Contracts	823,663	–	–	823,663

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2023 using
Fund	Level 1	Level 2	Level 3	Total
Liabilities
Other Financial Instruments*
Written Options	$(8,103)	$–	$–	$(8,103)
SFT Government Money Market Fund
Assets
U.S. Government Obligations	–	209,645,110	–	209,645,110
Investment Companies	20,605,104	–	–	20,605,104
Total Investments	20,605,104	209,645,110	–	230,250,214
SFT Index 400 Mid-Cap Fund
Assets
Common Stocks	212,299,911	–	–	212,299,911
Long-Term Debt Securities	–	990,000	–	990,000
Investment Companies	6,397,056	–	–	6,397,056
Total Investments	218,696,967	990,000	–	219,686,967
Other Financial Instruments*
Futures Contracts	310,324	–	–	310,324
SFT Index 500 Fund
Assets
Common Stocks	1,199,980,869	–	–	1,199,980,869
Investment Companies	30,217,694	–	–	30,217,694
Total Investments	1,230,198,563	–	–	1,230,198,563
Other Financial Instruments*
Futures Contracts	1,022,334	–	–	1,022,334
SFT Real Estate Securities Fund
Assets
Common Stocks	122,075,955	–	–	122,075,955
Investment Companies	1,318,106	–	–	1,318,106
Total Investments	123,394,061	–	–	123,394,061
SFT T. Rowe Price Value Fund
Assets
Common Stocks	191,471,600	–	–	191,471,600
Investment Companies	2,733,508	–	–	2,733,508
Total Investments	194,205,108	–	–	194,205,108
SFT Wellington Core Equity Fund
Assets
Common Stocks	117,764,108	–	–	117,764,108
Investment Companies	680,151	–	–	680,151
Total Investments	118,444,259	–	–	118,444,259

*  Investments in Other Financial Instruments are derivative instruments reflected in the Investment in Securities. All derivatives currently held are reflected at the gross unrealized appreciation (depreciation) on the investments.

Level 2 Measurements:

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Long-term and short-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Bank Loans – These securities are generally valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Bank Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds' policy is to recognize transfers between the levels as of the end of the period. There were no transfers of financial assets between Levels 1, 2 and 3 during the period.

(7)  Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the Statement of Assets and Liabilities and the location, by line item, of amounts of gains and losses reported in the Statement of Operations. The derivative instruments outstanding as of period end are disclosed in the Investments in Securities. The following tables represent the average monthly volume of the Fund's derivative transactions during the year ended December 31, 2023:

	Average Notional Amount
SFT Balanced Stabilization Fund
Futures contracts	$85,957,412
Purchased options contracts	482,948	(a)
Written options contracts	(69,125	)(a)
SFT Core Bond Fund
Futures contracts	$101,036,343

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Average Notional Amount
SFT Equity Stabilization Fund
Futures contracts	$27,219,504
Purchased options contracts	237,445	(a)
Written options contracts	(804,417	)(a)
SFT Index 400 Mid-Cap Fund
Futures contracts	$6,671,144
SFT Index 500 Fund
Futures contracts	$21,342,741

(a)  Positions were open for eleven months during the period.

Equity derivatives were purchased or sold to manage the SFT Index 400 Mid-Cap and SFT Index 500 Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully invested Funds. Equity index options are utilized by the SFT Balanced Stabilization Fund and the SFT Equity Stabilization Fund to manage the equity exposure while attempting to reduce the volatility and risk of the Funds. Interest rate derivatives were purchased or sold in the SFT Core Bond Fund to both manage the average duration of the fixed income portfolio and to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

The tables below detail the risk exposure of each Fund from derivative instruments:

	Risk Exposure
	Equity Contracts	Interest Rate Contracts
SFT Balanced Stabilization Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2023
Assets:
Investments in securities, at market value (purchased options)	$74,210	$–
Variation margin on futures contracts*	1,975,191	–
Total	$2,049,401	$–
Liabilities:
Written options contracts	$(16,372)	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2023
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$4,460,145	$–
Purchased options contracts	(5,120,324)	–
Written options contracts	965,603	–
Total	$305,424	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$625,855	$–
Purchased options contracts	235,579	–
Written options contracts	(140,939)	–
Total	$720,495	$–

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts
SFT Core Bond Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2023
Assets:
Variation margin on futures contracts*	$–	$1,131,582
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2023
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$–	$(3,355,318)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$–	$1,027,778
SFT Equity Stabilization Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2023
Assets:
Investments in securities, at market value (purchased options)	$36,640	$–
Variation margin on futures contracts*	823,663	–
Total	$860,303	$–
Liabilities:
Written options contracts	$(8,103)	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2023
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$703,488	$–
Purchased options contracts	(2,610,667)	–
Written options contracts	492,688	–
Total	$(1,414,491)	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$632,258	$–
Purchased options contracts	131,373	–
Written options contracts	(76,310)	–
Total	$687,321	$–
SFT Index 400 Mid-Cap Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2023
Liabilities:
Variation margin on futures contracts*	$310,324	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2023
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$246,280	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$540,209	$–

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts
SFT Index 500 Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2023
Liabilities:
Variation margin on futures contracts*	$1,022,334	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2023
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$2,422,428	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$1,563,116	$–

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to the Schedules of Investments in Securities. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Funds may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Funds manage credit risk related to derivatives by entering into transactions with highly rated counterparties. Generally, the current credit exposure of the derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting arrangements and any collateral received pursuant to credit support annexes. Because exchange traded derivatives are purchased through regulated exchanges and positions are settled regularly, the Funds have minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. For the year ended December 31, 2023, none of the Funds' derivatives were subject to master netting arrangements.

(8)  Affiliated Ownership

The SFT Balanced Stabilization Fund invests in underlying securities and other investment companies, of which certain underlying funds (affiliated underlying funds) may be deemed to be under common control with the SFT Balanced Stabilization Fund because they share the same investment advisor, Securian AM, and because they are overseen by the same Board. The SFT Balanced Stabilization Fund achieves its equity exposure by investing only in Class 1 Shares of the SFT Index 500 Fund, an affiliated fund in the Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500® Index.

A summary of all transactions with the affiliated SFT Index 500 Fund as of December 31, 2023 are as follows:

			As of December 31, 2023
Fund/Underlying Fund	Beginning Value as of January 1, 2023	Change in Unrealized Appreciation/ Depreciation	Ending Value	Share Balance
SFT Balanced Stabilization Fund
SFT Index 500 Fund Class 1	$234,734,959	$61,094,349	$295,829,308	14,224,618

Securian Funds Trust
Notes to Financial Statements – continued

(9)  Other Risks

The Funds can invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in U.S. securities. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war, acts of terrorism, financial institution failures, or other events, can adversely affect local and global markets and normal market operations.

(10)  Subsequent Events

Management has evaluated subsequent events for the Trust through the date of the filing, and has concluded there were no material events that would require disclosure.

Securian Funds Trust
Other Information
(unaudited)

Fund Expenses Paid by Shareholders

Shareholders of the Trust incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Trust does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Funds) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023. Expenses paid during the period in the tables below are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 365 to reflect the entire year.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Actual Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Balanced Stabilization Fund	$1,000	NA	NA	NA	$1,056.80	0.87%	$4.51
SFT Core Bond Fund	1,000	$1,037.00	0.51%	$2.62	1,035.70	0.76%	3.90
SFT Delaware IvySM Growth Fund	1,000	NA	NA	NA	1,083.80	0.97%	5.09
SFT Delaware IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,006.50	1.33%	6.73
SFT Equity Stabilization Fund	1,000	NA	NA	NA	1,037.00	0.90%	4.62
SFT Government Money Market Fund	1,000	NA	NA	NA	1,023.90	0.64%	3.26
SFT Index 400 Mid-Cap Fund	1,000	1,068.30	0.31%	1.62	1,067.00	0.56%	2.92
SFT Index 500 Fund	1,000	1,079.20	0.19%	1.00	1,077.90	0.44%	2.30
SFT Real Estate Securities Fund	1,000	1,060.40	0.98%	5.09	1,059.10	1.23%	6.38
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,074.30	1.00%	5.23
SFT Wellington Core Equity Fund	1,000	1,075.20	0.82%	4.29	1,073.80	1.07%	5.59

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing

Securian Funds Trust
Other Information – continued
(unaudited)

costs of investing in the Funds' and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Hypothetical Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Balanced Stabilization Fund	$1,000	NA	NA	NA	$1,020.82	0.87%	$4.43
SFT Core Bond Fund	1,000	$1,022.63	0.51%	$2.60	1,021.37	0.76%	3.87
SFT Delaware IvySM Growth Fund	1,000	NA	NA	NA	1,020.32	0.97%	4.94
SFT Delaware IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,018.50	1.33%	6.77
SFT Equity Stabilization Fund	1,000	NA	NA	NA	1,020.67	0.90%	4.58
SFT Government Money Market Fund	1,000	NA	NA	NA	1,021.98	0.64%	3.26
SFT Index 400 Mid-Cap Fund	1,000	1,023.64	0.31%	1.58	1,022.38	0.56%	2.85
SFT Index 500 Fund	1,000	1,024.25	0.19%	0.97	1,022.99	0.44%	2.24
SFT Real Estate Securities Fund	1,000	1,020.27	0.98%	4.99	1,019.00	1.23%	6.26
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,020.16	1.00%	5.09
SFT Wellington Core Equity Fund	1,000	1,021.07	0.82%	4.18	1,019.81	1.07%	5.45

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Securian AM uses to vote proxies related to each Fund's portfolio securities is set forth in the Trust's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's ("SEC") website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended June 30 is available by calling, toll-free, 866-330-7355 or on the SEC's website at www.sec.gov no later than August 31 each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

Each Fund (other than the SFT Government Money Market Fund) files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Form N-PORT are available on the SEC's website at www.sec.gov. The SFT Government Money Market Fund files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Fund's reports on Form N-MFP are available on the SEC's website at www.sec.gov. The SFT Government Money Market Fund makes portfolio holdings information available to shareholders on its website at: www.securianfunds.com

Securian Funds Trust
Statement Regarding Liquidity Risk Management Program
(unaudited)

The following statement discusses the operation and effectiveness of the Funds' liquidity risk management program for the period from January 1, 2023 through December 31, 2023 and describes the Board's review of the Funds' liquidity risk management program that took place during the six-month period ended June 30, 2023.

The Funds (except the SFT Government Money Market Fund) have adopted a Liquidity Risk Management Program (the "LRM Program"). The Funds' Board has appointed the Securian AM Liquidity Risk Oversight Committee (the "Committee") as the administrator of the LRM Program. In its capacity as program administrator, the Committee oversees and monitors the LRM Program for the Funds. In addition, the Committee assesses and manages the Funds' liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Committee assesses and manages liquidity risk by classifying and reviewing periodically the classification of Fund investments for liquidity risk management purposes; reporting periodically to the Board on Fund liquidity risk and the status of the LRM Program; and determining the policies, procedures and controls necessary to create and maintain the LRM Program, among other means. The Committee's process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Funds' Board reviewed a report prepared by the Committee to address the operation of the LRM Program, assess its adequacy and effectiveness of implementation, including (if applicable), the operation of the highly liquid investment minimum and any material changes to the LRM Program for the period from January 1, 2023 through December 31, 2023 (the "Covered Period"). To prepare this report, the Committee discussed the operation and effectiveness of the Funds' third-party liquidity assessment services in light of the liquidity risks posed by each Fund. Additionally, the Committee reviewed portfolio managers' responses to the LRM Program's Annual Liquidity Risk Assessment Review Checklist for each Fund. As a result of its review, the Committee reported the following to the Board:

—  The Funds' LRM Program operated effectively during the Covered Period, was adequately designed and was effectively implemented.

—  Because each Fund primarily holds assets that are highly liquid investments, the Funds do not have highly liquid investments minimums. It is expected each Fund will continue to primarily hold assets that are highly liquid investments for the foreseeable future.

—  There were no material changes to the LRM Program during the Covered Period.

—  There were no breaches of any Fund's restriction on holding greater than 15% illiquid assets.

Securian Funds Trust
Trustees and Executive Officers
(unaudited)

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the six current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other five Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Securian Asset Management, Inc. ("Securian AM") or its affiliated companies, including Minnesota Life Insurance Company.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

The Funds' Statement of Additional Information contains additional information about the Funds' Trustees and is available without charge upon request, by calling, toll free, 800-995-3850.

Name, Address(1) and Age	Position(s) Held Within the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Last 5 Years	Other Directorships Held During Past 5 Years by Trustee
Independent Trustees
Julie K. Getchell Year of birth: 1954	Trustee	Since 2011

Retired; held various senior financial positions at Cargill and its investment affiliates from 2005 to 2012; served as Chief Financial Officer and later as Chief Operating Officer of Insight Investment, Inc. from 1991 to 2000; Chartered Financial Analyst; Certified Public Accountant (inactive)

None
Brian E. Gustafson Year of birth: 1967	Trustee	Since 2022	Managing Director, Investments, Tonkawa, from 2001 to present; Chartered Financial Analyst	None

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Age	Position(s) Held Within the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Last 5 Years	Other Directorships Held During Past 5 Years by Trustee
Independent Trustees — continued
Linda L. Henderson Year of birth: 1949	Trustee	Since 2007

Retired; Professional Adviser, Carlson School of Management, working with faculty and MBA students managing Carlson Growth Fund. Semi-retirement, 2004-2007. Several senior investment positions with RBC Wealth Management (formerly Dain Bosworth and Dain Rauscher) from 1985-2004, including—Senior Vice President and Director of Fixed Income Research and Strategies, from 2000-2004. Chartered Financial Analyst

None
Wan-Chong Kung Year of birth: 1960	Trustee	Since 2022	Retired; Portfolio Manager, Nuveen Asset Management, LLC, from 2011-2019	Federal Home Loan Bank of Des Moines, 2022-present; Trust for Advised Portfolios, 2020-present
Interested Trustee
David M. Kuplic Year of birth: 1957	Trustee	Trustee since 2016

Retired; President, Securian Funds Trust from 2011 to 2023; Senior Vice President, Minnesota Life Insurance Company from June 2007 to June 2021; President and CEO, Securian AM from November 2017 to June 2021; Senior Vice President, Securian Financial Group, Inc. from June 2007 to June 2021; Senior Vice President, Securian Life Insurance Company from June 2007 to June 2021; President and Director, Marketview Properties, LLC (entity holding real estate assets) from January 2010 to June 2021

None

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Age	Position(s) Held Within the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Last 5 Years
Other Executive Officers(3)
Suzette L. Huovinen Year of birth: 1975	President and Principal Executive Officer	Since 2023

Director, President, and CEO, Securian AM, since January 2023; Senior Vice President, Securian Financial Group, Inc. since 2019; Senior Vice President, Minnesota Life Insurance Company, since 2019; Senior Vice President, Securian Life Insurance Company, since 2019; President and CEO, Canadian Premier Life Insurance Company, from 2019 to 2022; President and CEO, Canadian Premier General Insurance Company, from 2019 to 2022; Vice President, Chief Actuary and Chief Risk Officer, Securian Financial Group, Inc., from 2015 to 2019

Kevin L. Ligtenberg Year of birth: 1973	Vice President and Treasurer	Since 2021

Vice President, Director of Investment Operations, Securian AM since August 2021; Director of Investment Operations, Securian AM from May 2021 to July 2021; Manager of Investment Operations, Securian AM from March 2013 to May 2021

Christopher B. Owens Year of birth: 1977	Vice President	Since 2020

Second Vice President—Retail Life and Annuity Sales, Securian Financial Group, Inc. since June 2018; National Sales Vice President—Retail Life and Annuity Sales, Securian Financial Group, Inc., October 2011 to June 2018

Paul Jason Thibodeaux Year of birth: 1979	Secretary	Since 2021

Senior Vice President, Chief Compliance Officer, Securian AM, since August, 2023; Vice President, Assistant General Counsel, Securian AM from June, 2022 to August, 2023; Senior Investment Counsel, Securian AM from January, 2018 to May 2022; Attorney, Gray Plant Mooty from 2014 to 2018

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  The years reflect when a person became a director or officer of Advantus Series Fund, the predecessor to the Trust.

(3)  Although not a corporate office of the Trust, Mr. Thibodeaux has also served as the Trust's Chief Compliance Officer since August, 2023.

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This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

F38897 Rev 2-2024

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2023 Securian Funds Trust All rights reserved.

F38897 Rev 2-2024

Call 1-800-995-3850 to receive your financial documents electronically. It's fast and convenient.

ITEM 2. CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1). During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Julie K. Getchell, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Getchell as the Audit Committee's financial expert. Ms. Getchell is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2023	2022
$347,357	$362,000

(b)       Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2023	2022
$-	$-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)       Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2023	2022
$10,350	$5,600

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)       All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4 were as follows:

2023	2022
$4,890	$9,570

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)     Registrant's audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

SECURIAN FUNDS TRUST

AUDIT COMMITTEE POLICY

Regarding Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Securian Funds Trust (the “Trust”) has responsibility for ensuring that all services performed by the independent audit firm (the “Auditor”) for the Trust do not impair the Auditor’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

●	Understand the nature of the professional services expected to be provided and their impact on the Auditor’s independence and audit quality

●	Examine and evaluate the safeguards put into place by the Trust and the Auditor to safeguard independence

●	Meet semi-annually with the engagement partner of the Auditor

●	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Trust

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Auditor directly for the Trust. At least annually the Committee will receive a report from the Auditor of all audit and non-audit services, which were approved during the year.

The engagement of the Auditor for any non-audit service requires the written pre-approval of the Trust’s Treasurer, and all non-audit services performed by the Auditor will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

●	Annual Trust financial statement audits
●	SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

●	Accounting consultations
●	Trust merger support services
●	Other accounting related matters
●	Agreed Upon Procedure Reports
●	Attestation Reports
●	Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

●	Tax compliance services related to the filing or amendment of the following:
o	Federal, state and local income tax compliance; and,
o	Sales and use tax compliance
●	Timely RIC qualification reviews
●	Tax distribution analysis and planning
●	Tax authority examination services
●	Tax appeals support services
●	Accounting methods studies
●	Trust merger support services
●	Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the Auditor without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the Auditor is prohibited from performing services in the following categories of non-audit services:

●	Management functions
●	Accounting and bookkeeping services
●	Internal audit services
●	Financial information systems design and implementation
●	Valuation services supporting the financial statements
●	Actuarial services supporting the financial statements
●	Executive recruitment
●	Expert services (e.g., litigation support)
●	Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Securian Asset Management, Inc. (“Securian AM”) and any other entity under common control with Securian AM that provides ongoing services to the Trust. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust.

Although the Committee is not required to pre-approve all services provided to Securian AM and affiliated service providers, the Committee will annually receive a report from the Auditor on the aggregate fees for all services provided to Securian AM and its affiliates.

Securian Funds Trust

Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
Is service Audit, Audit-Related, Tax Services or Other Non-Audit Services?
yes
Does service relate directly to the operations and financial reporting of the Trust?
no
yes
Pre-approval of service on a case-by-case basis.
yes
Is service Audit Services?
Is service Audit-related or Tax Services?
Is service other Non-Audit Services?
yes
yes
yes
Pre-approval annually by Audit Committee
Is service fee estimate ≥$20,000 (on an individual project basis)? (1)
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
no
yes
Pre-approval of service by Committee on a case-by-case basis
Pre-approval of service by Committee on a case-by-case basis
Pre-approval of service by Committee Chair on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost ≥$20,000.

For projects with fee estimates <$20,000, Audit Committee Chair pre-approval required.

For projects ≥$20,000, Audit Committee pre-approval required.

(e)(2)   None of the services provided to the registrant described in paragraphs (b) – (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       No disclosures are required by this Item 4(f).

(g)      The aggregate non-audit fees billed for each of the last two fiscal years by the registrant's accountant for services rendered to the registrant and to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2023	2022
$-	$-

(h)       The registrant's audit committee has considered that the provision of the non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Not applicable. Schedule I – Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of trustees, the members of which are all trustees who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent trustees”). The governance committee, which operates in accordance with a separate governance committee charter approved by the board of trustees, selects and recommends to the board of trustees individuals for nomination as independent trustees. The names of potential independent trustee candidates are drawn from a number of sources, including recommendations from management of Securian Asset Management, Inc., the registrant’s investment adviser. Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent trustee, as well as his or her compatibility with respect to business philosophy and style. The members of the governance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of trustees for selection to become a member of the board of trustees.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)       There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)      Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1)       Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Securian Funds Trust

By (Signature and Title)	/s/Suzette L. Huovinen
Suzette L. Huovinen, President

Date: February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Suzette L. Huovinen
Suzette L.Huovinen, President (Principal Executive Officer)

By (Signature and Title)	/s/Kevin L. Ligtenberg
Kevin L.Ligtenberg, Treasurer (Principal Financial Officer)

Date: February 29, 2024